UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7762

First Eagle Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, NY			10105
(Address of principal executive offices)			(Zip code)

Robert Bruno First Eagle Funds 1345 Avenue of the Americas New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-212-632-2700

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.                                 Reports to Stockholders.

Annual Report

OCTOBER 31, 2013

Global Fund

Overseas Fund

U.S. Value Fund

Gold Fund

Global Income Builder Fund

High Yield Fund

Fund of America

ADVISED BY FIRST EAGLE INVESTMENT MANAGEMENT, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seem", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Table of Contents

Letter from the President	4
Management's Discussion of Fund Performance	8
Performance Chart	13
First Eagle Global Fund:
Fund Overview	18
Consolidated Schedule of Investments	20
First Eagle Overseas Fund:
Fund Overview	46
Consolidated Schedule of Investments	48
First Eagle U.S. Value Fund:
Fund Overview	74
Consolidated Schedule of Investments	76
First Eagle Gold Fund:
Fund Overview	92
Consolidated Schedule of Investments	94
First Eagle Global Income Builder Fund:
Fund Overview	100
Schedule of Investments	102
First Eagle High Yield Fund:
Fund Overview	114
Schedule of Investments	116
First Eagle Fund of America:
Fund Overview	128
Schedule of Investments	130
Statements of Assets and Liabilities	136
Statements of Operations	144
Statements of Changes in Net Assets	148
Financial Highlights	152
Notes to Financial Statements	166
Fund Expenses	207
General Information	211
Tax Information	212
Privacy Notice	213
Additional Information	215

Letter from the President

John P. Arnhold

Dear Fellow Shareholders,

At First Eagle, we remain committed to attempting to protect and preserve our shareholders' purchasing power over time. Irrespective of short-term market events, swings in investor confidence or the pressure to follow a new market paradigm, our first priority is unwavering — to provide prudent stewardship of the assets you've placed in our care.

Before I provide a market overview and each portfolio management team's views, I wanted to pause and thank you for your continued confidence and support.

Market Overview

Since I last wrote to you in April, equity markets have generally continued their steady march higher and, while there have been a few pockets of uncertainty, by and large investors seem unruffled by continued unprecedented central bank intervention, budget impasses that cause government shut downs, stubbornly high global unemployment, large municipal bankruptcies and debt ceiling impasses — just to name a few. In contrast, talk of "tapering" sent fixed income markets into a swoon through May and June. Nonetheless, prices seem to have stabilized — at least for now.

With the fifth anniversary of the financial crisis upon us, we find it disquieting that investors appear so comfortable taking on more risk while these unresolved global, monetary and fiscal issues continue to fester in the background.

For example, during the six-month period ending October 31st, U.S. and Japanese markets continued on their path of nearly uninterrupted appreciation — still benefiting from accommodative monetary policy. Specifically, in the U.S., the S&P 500 appreciated 11.15%. Similarly, Japan's equity market, as measured by the Nikkei 225, has risen 3.37%. In Europe, the MSCI EAFE has risen 8.53% since April 30, 20131.

1  Source: FactSet, as of 10/31/2013

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Letter from the President (continued)

During the same period, high yield market spreads also generally tightened and ended October at 436 basis points; a 19 basis point move from 455 basis points on April 30th.2

It is perhaps unsurprising that in a period where investors are feeling good, gold bullion's price has declined significantly from $1,477 on April 30th to $1,323 on October 31st.3 As I mentioned in my last letter, while bullion's price declines have been steep, we remain comfortable with our view of gold as a potential hedge against unforeseen circumstances.

Our focus continues to be seeking to identify quality businesses priced at what we believe to be a discount to our view of their intrinsic values. In periods like the past year where equity markets enjoy nearly uninterrupted growth, we tended to underperform equity indexes that do not hold cash or gold, but instead own equities with no view about appropriate valuation and bonds we consider to be high risk. Rest assured that at First Eagle, we remain focused on attempting to deliver long-term absolute returns while also striving to avoid the permanent impairment of our clients' capital.

Global Value Team

The Global Value team remains focused on seeking to produce attractive real returns over the long term and to provide an element of resilience in times of distress. Portfolio Managers Matthew McLennan, Abhay Deshpande, Kimball Brooker, Giorgio Caputo, Robert Hordon, Edward Meigs and Sean Slein believe these goals are especially relevant today. Looking back on the year, investors might be cheered by the strong stock market performance. There are numerous signs of improved business and market sentiment in the U.S. and the global imbalances they have previously discussed have moderated somewhat. Nonetheless, sovereign debt levels still approach 100% of GDP in developed economies around the world and unemployment levels in many of these developed countries remain close to double-digits. As a result, this team expects to see a continuation of the financial repression in place since the financial crisis. In the team's view, this period will be punctuated by episodic windows of market distress driven by fiscal policy tightening or private sector deleveraging.

The Global Value team continues to maintain cash balances, reflecting both the absence of bargains and the trimming of what they consider to be more fully

2  Source: BofA Merrill Lynch Global Research, OAS for BofA Merrill Lynch U.S. High Yield Master II Index

3  Source: Bloomberg

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Letter from the President (continued)

valued positions. We believe this cash should help the funds weather — and take advantage of — bouts of market turbulence. The team remains patient as equity valuations drift ever higher.

High Yield Team

Portfolio Managers Edward Meigs and Sean Slein feel the Fund is well-constructed to weather the current tepid growth environment. In this Fund, we remain focused on purchasing debt from companies we believe have strong balance sheets that support their ability to satisfy obligations as they come due.

Throughout this year, the High Yield team has remained more comfortable with credit risk than interest rate risk and the Fund reflected this view. As of October 31st, we had allocated approximately 58% to single-B issues compared with about 30% allocated to double-B issues, which have historically been more sensitive to increases in interest rates.4 In addition, our allocation to bank loans was approximately 19% as of October 31st. We feel these investments, along with the portfolio's duration of 3.23 years, have helped minimize sensitivity to increases in interest rates. The duration of the portfolio is less than that of the Barclays Capital U.S. Corporate High Yield Index, which is 4.14 years.4

Fund of America Team

While Portfolio Managers Harold Levy and David Cohen continue to believe that the global macro environment offers many challenges and opportunities, the team's investment philosophy remains constant: to identify fundamental corporate change that they believe is not appreciated by the market. Our goal is to deliver positive absolute return on our shareholder's investments. Consistent with this focus, Harold and David believe that each and every idea in their portfolio has a compelling story and they continue to find what they believe are attractive investment opportunities.

Closing Tribute

We lost a highly respected and valued colleague earlier this year. Rachel Benepe passed away on November 2nd. No words can adequately express our sorrow over her passing or our gratitude for the meaningful contributions she made at First Eagle. Those of us who knew and worked with Rachel experienced her

4  Source: Factset, as of 10/31/2013

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Letter from the President (continued)

unwavering passion for investing and admired the diligence and care she brought to her work serving as a Portfolio Manager of the Gold Fund and as a Senior Analyst on the Global Value team. She will be missed.

Sincerely,

John P. Arnhold

President

December 2013

The commentary represents the opinion of John Arnhold as of December 2013 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent of the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Management's Discussion of Fund Performance

The MSCI World Index rose 25.8% in the 12 months ending October 31, 2013. In the U.S. the S&P 500 Index increased 27.2%. In Europe, the German DAX Index rose 24.4% and the French CAC 40 Index rose 25.4% during the period. The Nikkei 225 Index surged 60.5% during the twelve-month period. Crude oil rose 11.8% to $96 a barrel, and the price of gold fell 23.1% to $1,323 an ounce as of October 31st. Over the twelve-month period, the Japanese yen weakened 22.7% against the dollar, and in Europe, the dollar weakened 4.9% against the Euro.

First Eagle Global Fund

The net asset value ("NAV") of the Fund's Class A shares increased 16.5% for the year ending October 31, 2013 while the MSCI World Index rose 25.8%. The Fund's cash and cash equivalents position was 21.2% as of October 31, 2013.

The top five performers for the period were Keyence Corporation (factory automation sensor equipment, Japan), Cisco Systems, Inc. (networking, United States), HeidelbergCement AG (cement, Germany), SMC Corporation (pneumatic equipment, Japan) and American Express Company (global payments, United States) collectively accounting for 3.0 percentage points of this period's performance.

The bottom five performers for the period were gold bullion, Newcrest Mining Limited (gold mining, Australia), Goldcorp, Inc. (precious metals mining, Canada), Gold Fields Limited (gold mining, South Africa) and Industrias Peñoles S.A.B. de C.V. (precious metals mining, Mexico). Their combined performance over the twelve months subtracted 3.3 percentage points from the Fund's performance.

As of October 31, 2013, the Fund was approximately 40% hedged versus the Japanese Yen and 35% hedged versus the Euro.

First Eagle Overseas Fund

The NAV of the Fund's Class A shares rose 15.5% for the year ending October 31, 2013 while the MSCI EAFE Index increased 26.9%. The Fund's cash and cash equivalents position was 22.0% as of October 31, 2013.

The top five performers for the period were Keyence Corporation (factory automation sensor equipment, Japan), SMC Corporation (pneumatic equipment, Japan), Bouygues SA (infrastructure construction, France),

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

First Eagle Global, Overseas, U.S. Value, Gold, Global Income Builder, High Yield Funds and Fund of America

HeidelbergCement AG (cement, Germany) and MS&AD Insurance Group Holdings (insurance, Japan) collectively accounting for 3.8 percentage points of the Fund's performance.

The bottom five performers for the period were gold bullion, Newcrest Mining Limited (gold mining, Australia), Agnico-Eagle Mines Limited (gold mining, Canada), Gold Fields Limited (gold mining, South Africa) and Industrias Peñoles S.A.B. de C.V. (precious metals mining, Mexico). Their combined performance over the twelve-month period subtracted 3.8 percentage points from the Fund's performance.

As of October 31, 2013, the Fund was approximately 40% hedged versus the Japanese Yen and 35% hedged versus the Euro.

First Eagle U.S. Value Fund

The NAV of the Fund's Class A shares increased 14.3% for the year ending October 31, 2013 while the S&P 500 Index rose 27.2%. The Fund's cash and cash equivalents position was 15.5% as of October 31, 2013.

The top five performers for the period were Alliant Techsystems (defense manufacturer), Cisco Systems, Inc. (networking), 3M (conglomerate), Northrop Grumman Corporation (defense manufacturer) and Comcast Corporation (cable) collectively accounting for 5.1 percentage points of the Fund's performance.

The bottom five performers for the period were Newcrest Mining Limited (gold mining), gold bullion, Agnico-Eagle Mines Limited (gold mining), Newmont Mining Corporation (gold mining) and Gold Fields Limited (gold mining). Their combined performance over the twelve-month period subtracted 3.7 percentage points from the Fund's performance.

First Eagle Gold Fund

The NAV of the Fund's Class A shares fell 42.8% for the year ending October 31, 2013 while the FTSE Gold Mines Index declined 51.5%. The Fund's cash and cash equivalents position was 4.7% as of October 31, 2013.

The top five performers for the period were Tahoe Resources, Inc. (United States), Primero Mining Corporation (Canada), St. Augustine Gold & Copper Warrants (United States), Primero Mining Warrants (Canada) and Aurizon Mines Limited (Canada) collectively accounting for 0.48 percentage points of the Fund's performance.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Management's Discussion of Fund Performance (continued)

The bottom five performers for the period were gold bullion, Newcrest Mining Limited (Australia), Agnico-Eagle Mines Limited (Canada), AngloGold Ashanti Limited (South Africa) and Barrick Gold Corporation (Canada). Their combined performance over the twelve-month period subtracted 16.9 percentage points from the Fund's performance.

First Eagle Global Income Builder Fund

The NAV of the Fund's Class A shares rose 13.1% for the year ending October 31, 2013 while the Barclays Capital U.S. Aggregate Bond Index fell 1.1% and the MSCI World Index increased 25.8%. The Fund's cash and cash equivalents position was 7.2% as of October 31, 2013.

The top five performers for the period were Bouygues SA (infrastructure construction, France), Daimler AG (auto manufacturing, Germany), Italcementi S.p.A RSP (cement, Italy), Lockheed Martin Corporation (defense manufacturer, United States), and ConocoPhillips (oil and gas, United States) collectively accounting for 3.4 percentage points of the Fund's performance.

The bottom five performers for the period were Barrick Gold (gold mining, Canada), Newcrest Mining (gold mining, Australia), Newmont Mining Corporation (gold mining, U.S.), Goldcorp (precious metals mining, Canada) and AngloGold Ashanti Limited (gold mining, South Africa). Their combined performance over the twelve-month period subtracted 2.1 percentage points from the Fund's performance.

As of October 31, 2013, the First Eagle Global Income Builder Fund was approximately 40% hedged against the Yen and 35% hedged against the Euro on equities. The Fund was approximately 100% hedged on Euro-denominated bonds.

First Eagle High Yield Fund

The NAV of the Fund's Class I Shares rose 7.9% for the twelve-month period, while the Barclays Capital U.S. Corporate High Yield Index increased 8.9%. The Fund held 7.1% in cash and cash equivalents as of October 31, 2013.

The top five performers for the period were Bi-Lo LLC 9.25% 02/15/19, Advanced Micro Devices, Inc. 6.0% 05/01/15, HeidelbergCement AG 8.5% 10/31/19, Offshore Group Investments Ltd. 7.5% 11/01/19 and The Sheridan Group, Inc. 12.5% 04/15/14, collectively accounting for 1.1 percentage points of the Fund's performance.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

First Eagle Global, Overseas, U.S. Value, Gold, Global Income Builder, High Yield Funds and Fund of America

The bottom five performers for the period were Ogx Petroleo E Gas Participacoes S.A. 8.5% 06/01/18, Ogx Austria GMBH 8.375% 04/01/22, Mood Media Corp. 9.25% 10/15/20, JC Penney Corporation, Inc. 6.875% 10/15/15 and JC Penney Corporation, Inc. Term Loan 6% 05/22/18. Their combined performance over the twelve-month period subtracted 1.2 percentage points from the Fund's performance.

As of October 31, 2013 the Fund was 98% hedged against the Euro.

First Eagle Fund of America

The NAV of the First Eagle Fund of America Class Y Shares increased 29.5% for the year ending October 31, 2013 versus 27.2% for the S&P 500 Index.

The Fund held 1.9% of cash and cash equivalents as of October 31, 2013.

The top five performers for the period were Valeant Pharmaceuticals International, Inc, Seagate Technology PLC, Omnicare Inc., Packaging Corporation of America and Eastman Chemical Company collectively accounting for 13.6 percentage points of the Fund's performance.

The bottom five performers for the period were SPDR Gold Trust, Garmin Limited, Halozyme Therapeutics, Inc., General Dynamics Corporation and Atlas Resource Partners, L.P. Their combined performance over the twelve-month period subtracted 0.78 percentage points from the Fund's performance.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Management's Discussion of Fund Performance (continued)

Matthew McLennan	Abhay Deshpande
Head of the Global Value Team Portfolio Manager Global, Overseas, U.S. Value and Gold Funds	Portfolio Manager Global, Overseas and U.S. Value Funds

T. Kimball Brooker, Jr.	Giorgio Caputo
Portfolio Manager Global, Overseas and U.S. Value Funds	Portfolio Manager Global Income Builder Fund

Robert Hordon	Edward Meigs
Portfolio Manager Global Income Builder Fund	Portfolio Manager Global Income Builder and High Yield Funds

Harold Levy	Sean Slein
Portfolio Manager Fund of America	Portfolio Manager Global Income Builder and High Yield Funds

December 2013

The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at firsteaglefunds.com or by calling 800.334.2143.

The commentary represents the opinion of the Portfolio Management Teams as of December 2013 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent of the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Performance Chart1  Average Annual Returns as of October 31, 2013

	ONE-YEAR	THREE-YEARS	FIVE-YEARS	TEN-YEARS	SINCE INCEPTION	INCEPTION DATE
First Eagle Global Fund
Class A (SGENX)
without sales charge	16.47%	10.37%	13.53%	10.88%	14.10%	01/01/79[2]
with sales charge	10.65	8.50	12.38	10.32	13.98	01/01/79[2]
Class C (FESGX)	14.63	9.56	12.69	10.06	11.47	06/05/00
Class I (SGIIX)	16.78	10.65	13.82	11.16	12.07	07/31/98
MSCI World Index[3]	25.77	11.89	13.34	7.38	9.87	01/01/79
First Eagle Overseas Fund
Class A (SGOVX)
without sales charge	15.52%	8.17%	12.79%	10.65%	11.87%	08/31/93
with sales charge	9.75	6.33	11.63	10.08	11.66	08/31/93
Class C (FESOX)	13.67	7.36	11.93	9.82	11.10	06/05/00
Class I (SGOIX)	15.82	8.45	13.07	10.92	12.24	07/31/98
MSCI EAFE Index[4]	26.88	8.38	11.99	7.71	5.44	08/31/93
First Eagle U.S. Value Fund
Class A (FEVAX)
without sales charge	14.32%	11.50%	12.52%	8.68%	9.66%	09/04/01
with sales charge	8.62	9.61	11.38	8.13	9.19	09/04/01
Class C (FEVCX)	12.53	10.69	11.68	7.87	8.84	09/04/01
Class I (FEVIX)	14.69	11.81	12.80	8.95	9.93	09/04/01
Standard & Poor's 500 Index[5]	27.18	16.56	15.17	7.46	5.74	09/04/01
First Eagle Gold Fund
Class A (SGGDX)
without sales charge	-42.80%	-17.37%	6.35%	5.45%	6.44%	08/31/93
with sales charge	-45.66	-18.77	5.26	4.91	6.24	08/31/93
Class C (FEGOX)	-43.81	-17.99	5.54	4.65	6.99	05/15/03
Class I (FEGIX)	-42.68	-17.16	6.59	5.70	8.05	05/15/03
FTSE Gold Mines Index[6]	-51.49	-25.42	0.89	-0.57	-0.93	08/31/93
MSCI World Index[3]	25.77	11.89	13.34	7.38	6.78	08/31/93

Please see the following pages for important notes to this table.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Performance Chart1 (continued)

	ONE-YEAR	THREE-YEARS	FIVE-YEARS	TEN-YEARS	SINCE INCEPTION	INCEPTION DATE
First Eagle Global Income Builder
Class A (FEBAX)
without sales charge	13.14%	—	—	—	11.71%	05/01/12
with sales charge	7.52	—	—	—	7.93	05/01/12
Class C (FEBCX)	11.25	—	—	—	10.86	05/01/12
Class I (FEBIX)	13.36	—	—	—	11.96	05/01/12
MSCI World Index[3]	25.77	—	—	—	17.60	05/01/12
Barclays Capital U.S. Aggregate Bond Index[7]	-1.08	—	—	—	1.17	05/01/12
First Eagle High Yield
Class A (FEHAX)
without sales charge	7.49%	—	—	—	10.33%	01/03/12
with sales charge	2.66	—	—	—	7.61	01/03/12
Class C (FEHCX)	5.69	—	—	—	9.44	01/03/12
Class I (FEHIX)	7.85	8.71%	18.55%	—	12.19	11/19/07[8]
Barclays Capital U.S. Corporate High Yield Index[9]	8.87	9.16	18.12	—	9.87	11/19/07
First Eagle Fund of America
Class A (FEFAX)
without sales charge	29.45%	16.26%	16.38%	10.33%	9.00%	11/20/98
with sales charge	22.99	14.28	15.19	9.76	8.62	11/20/98
Class C (FEAMX)	27.50	15.38	15.51	9.51	8.18	03/02/98
Class I (FEAIX)	—	—	—	—	14.38	03/08/13
Class Y (FEAFX)[10]	29.45	16.26	16.38	10.32	12.30	04/10/87
Standard & Poor's 500 Index[5]	27.18	16.56	15.17	7.46	9.45	04/10/87

Please see the following pages for important notes to this table.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Average Annual Returns as of October 31, 2013

1  The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at firsteaglefunds.com or by calling 800.334.2143. The average annual returns for Class A Shares "with sales charge" of First Eagle Global, Overseas, U.S. Value, Gold, Global Income Builder Fund and Fund of America give effect to the deduction of the maximum sales charge of 5.00%. The average annual returns for Class A Shares "with sales charge" of First Eagle High Yield gives effect to the deduction of the maximum sales charge of 4.50%.

The average annual returns for Class C Shares reflect the CDSC (Contingent Deferred Sales Charge) of 1.00% which pertains to the first year or less of investment only.

Class I Shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund, and First Eagle Fund of America require $1mm minimum investment and are offered without sales charge.

Class Y Shares of First Eagle Fund of America are offered without charge.

2  The Fund commenced operation April 28, 1970. Performance for periods prior to January 1, 2000 occurred while a prior portfolio manager of the fund was affiliated with another firm. Inception date shown is when this prior portfolio manager assumed portfolio management responsibilities.

3  The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The index provides total returns in U.S. dollars with net dividends reinvested.

4  The MSCI EAFE Index is a total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 22 countries and is not available for purchase.

5  The Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities, it is also considered a proxy for the total market. The Standard & Poor's 500 Index includes dividends reinvested.

6  The FTSE Gold Mines Index Series is designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold. The FTSE Gold Mines Index encompasses all gold mining companies that have a sustainable, attributable gold production of at least 300,000 ounces a year and that derive 51% or more of their revenue from mined gold. The Index is unmanaged, is available with dividends reinvested and is not available for purchase.

7  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS and is not available for purchase.

8  First Eagle High Yield Fund commenced operations in its present form on December 30, 2011, and is successor to another mutual fund pursuant to a reorganization December 30, 2011. Information prior to December 30, 2011 is for this predecessor fund. Immediately after the reorganization, changes in net asset value of the Class I shares were partially impacted by differences in how the Fund and the predecessor fund price portfolio securities.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Performance Chart1 (continued)

9  The Barclays Capital U.S. Corporate High Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt, is unmanaged, with dividends reinvested, and is not available for purchase. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The index is presented here for comparison purposes only. One cannot invest directly in an index.

10  As of September 1, 2005 First Eagle Fund of America Class Y is closed to new accounts.

Expense Ratios As Stated In The Most Recent Prospectus
Total Annual Gross Operating Expense Ratios

	CLASS A	CLASS C	CLASS I	CLASS Y
First Eagle Global Fund	1.15%	1.89%	0.90%	—
First Eagle Overseas Fund	1.17	1.92	0.92	—
First Eagle U.S. Value Fund	1.17	1.92	0.93	—
First Eagle Gold Fund	1.21	1.96	0.96	—
First Eagle Global Income Builder*	2.13	2.88	2.20
First Eagle High Yield Fund**	1.27	2.02	1.03
First Eagle Fund of America	1.45	2.20	1.20	1.45%

*  These are the actual fund operating expenses prior to the application of fee waivers and/or expense reimbursements. The Adviser has contractually agreed to limit operating expenses of the Fund to an annual rate of 1.30% for A Shares, 2.05% for C Shares, and 1.05% for I Shares with gross operating expenses of 2.13%, 2.88%, and 2.20% respectively. This limitation excludes certain expenses as described in the Fees and Expenses section of the prospectus. This limitation will continue until December 31, 2013 and is expected to terminate then.

**  These are the actual fund operating expenses prior to the application of fee waivers and/or expense reimbursements. The Adviser has contractually agreed to limit operating expenses of the Fund to an annual rate of 0.80% for I Shares, 1.25% for A Shares, and 2.00% for C Shares, with gross operating expenses of 1.03%, 1.27%, and 2.02% respectively. This limitation excludes certain expenses as described in the Fees and Expenses section of the prospectus. This limitation will continue until December 31, 2013 and is expected to terminate then.

These expense ratios are presented as of October 31, 2013 and may differ from corresponding ratios shown elsewhere in this report because of differing time periods (and/or, if applicable, because these expense ratios do not include expense credits or waivers).

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of risk than funds whose investments are diversified and may not be suitable for all investors.

The principal risk of investing in value stocks is that the price of the security may not approach its anticipated value or may decline in price.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Average Annual Returns as of October 31, 2013

Investment in gold and gold related investments present certain risks, including political and economic risks affecting the price of gold and other precious metals like changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of investments in such securities may also be affected. Gold related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold related investments have traditionally been more volatile than investments in broader equity or debt markets.

The event-driven investment style used by First Eagle Fund of America carries the additional risk that the event anticipated occurs later than expected, does not occur at all or does not have the desired effect on the market price of the securities.

First Eagle High Yield and Global Income Builder Funds invest in high yield securities that are non-investment grade, and often called "junk bonds." High yield securities are rated lower than investment-grade securities because there is a greater possibility that the issuer may be unable to make interest and principal payments on those securities. High yield securities involve greater risk than higher rated securities and portfolios that invest in them may be subject to greater levels of credit and liquidity risk than portfolios that do not.

The First Eagle High Yield Fund's investment strategies may result in high turnover rates. This may increase the Fund's brokerage commission costs, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains, which could cause you to pay higher taxes.

Funds that invest in bonds are subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner, or that negative perception of the issuer's ability to make such payments may cause the price of that bond to decline.

Income generation and dividends are not guaranteed. If dividend paying stocks in the fund's portfolio stop paying or reduce dividends the fund's ability to generate income will be adversely affected.

All investments involve the risk of loss.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

  Fund Overview | Data as of October 31, 2013 (unaudited)

INVESTMENT OBJECTIVE

The First Eagle Global Fund seeks long-term growth of capital by investing in a range of asset classes from markets in the United States and around the world. This truly global fund is managed with a highly disciplined, bottom-up, value oriented style.

Average Annual Returns
	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Global Fund (A Shares)
without sales load	16.47%	13.53%	10.88%
with sales load	10.65	12.38	10.32
MSCI World Index	25.77	13.34	7.38
Consumer Price Index	0.96	1.52	2.36

Asset Allocation*

Countries**
United States	37.18%
Japan	14.35
France	6.62
Canada	4.71
Germany	2.33
United Kingdom	2.22
Mexico	2.10
Switzerland	1.76
South Korea	0.94
South Africa	0.89
Australia	0.79
Sweden	0.64
Belgium	0.54
Ireland	0.54
Spain	0.45
Thailand	0.43
Italy	0.42
Bermuda	0.40
Austria	0.35
Hong Kong	0.35
Israel	0.28
Netherlands	0.25
Malaysia	0.15
Singapore	0.05
Norway	0.03

*  Asset Allocation and Countries percentages are based on total investments in the portfolio.

**  Country allocations reflect country of the issuer (not currency of issue) and exclude short term investments. Bonds of non-U.S. issuers may be U.S. dollar denominated.

  The Fund's portfolio composition is subject to change at any time.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Global Fund

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The index provides total returns in U.S. dollars with net dividends reinvested. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings*
Gold Bullion (precious metal)	3.68%
Comcast Corporation, Class 'A' (U.S. cable/satellite television company)	1.75
Microsoft Corporation (U.S. software developer)	1.69
Oracle Corporation (U.S. software developer)	1.65
Keyence Corporation (Japanese sensors manufacturer)	1.55
Cintas Corporation (U.S. commercial services equipment supplier)	1.53
Secom Company Limited (Japanese security services provider)	1.51
Cisco Systems, Inc. (U.S. computer communications company)	1.37
American Express Company (U.S. consumer finance company)	1.34
HeidelbergCement AG (German cement company)	1.33
Total	17.40%

*  Holdings in cash, commercial paper and other short term cash equivalents have been excluded. Percentages are based on total net assets.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

First Eagle Global Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks — 74.14%
U.S. Common Stocks — 33.21%
Consumer Discretionary 2.93%
17,414,912	Comcast Corporation, Class 'A'	$296,976,000	$806,310,425
6,208,490	Omnicom Group, Inc.	186,093,077	422,860,254
3,992,318	H&R Block, Inc.	67,554,207	113,541,524
2,485	JG Boswell Company	573,840	2,209,165
182,756	St. John Knits International, Inc. (a)(b)	3,127,408	950,331
33,892	Mills Music Trust (b)(c)	1,015,863	832,049
		555,340,395	1,346,703,748
Consumer Staples 2.52%
17,479,577	Sysco Corporation	495,705,689	565,289,520
4,978,354	Lorillard, Inc.	156,064,738	253,945,838
3,258,980	Colgate-Palmolive Company	125,309,063	210,953,775
1,693,404	Wal-Mart Stores, Inc.	82,465,011	129,968,757
		859,544,501	1,160,157,890
Energy 2.79%
6,224,163	ConocoPhillips	250,797,600	456,231,148
5,498,448	Devon Energy Corporation	312,965,847	347,611,882
2,774,795	National Oilwell Varco, Inc.	216,368,370	225,257,858
1,442,501	Apache Corporation	90,693,920	128,094,089
806,395	Helmerich & Payne, Inc.	17,026,317	62,535,932
3,908,035	San Juan Basin Royalty Trust (c)	138,744,050	61,512,471
		1,026,596,104	1,281,243,380
Financials 8.28%
7,529,993	American Express Company	317,870,387	615,953,427
17,571,107	Bank of New York Mellon Corporation	441,008,507	558,761,203
2,714	Berkshire Hathaway, Inc., Class 'A' (a)	218,995,900	469,507,887
6,804,202	Cincinnati Financial Corporation	170,308,782	340,210,100
9,693,682	BB&T Corporation	245,863,323	329,294,378
9,921,397	Weyerhaeuser Company, REIT	154,182,567	301,610,469
7,819,459	U.S. Bancorp	192,949,644	292,134,988
5,719,208	Plum Creek Timber Company, Inc., REIT	212,342,604	259,652,043
4,386,051	WR Berkley Corporation	117,583,057	192,591,499
743,437	Visa, Inc., Class 'A'	53,618,674	146,211,755
202,406	Mastercard, Inc., Class 'A'	40,702,513	145,145,343

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Consolidated Schedule of Investments | Year Ended October 31, 2013

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Common Stocks — 33.21% — (continued)
Financials 8.28% — (continued)
2,858,553	Rayonier, Inc., REIT	$27,837,041	$134,409,162
40,182	Alleghany Corporation (a)	13,132,071	16,290,586
277,374	First American Financial Corporation	6,437,306	7,172,892
		2,212,832,376	3,808,945,732
Health Care 0.90%
3,728,870	WellPoint, Inc.	190,623,058	316,208,176
1,059,980	Johnson & Johnson	59,610,843	98,164,748
		250,233,901	414,372,924
Industrials 5.11%
13,051,511	Cintas Corporation (c)	438,387,413	701,779,746
4,069,880	3M Company	315,646,157	512,194,398
3,867,416	Northrop Grumman Corporation	231,724,655	415,785,894
3,069,252	Lockheed Martin Corporation	217,057,860	409,254,062
2,319,923	Alliant Techsystems, Inc. (c)	169,039,622	252,570,017
558,107	Unifirst Corporation	7,536,171	57,384,562
		1,379,391,878	2,348,968,679
Information Technology 7.80%
21,967,680	Microsoft Corporation	566,099,740	776,557,488
22,706,515	Oracle Corporation	673,138,684	760,668,252
28,001,169	Cisco Systems, Inc.	451,350,030	630,026,303
23,729,320	Intel Corporation	444,931,301	579,707,288
8,019,789	Linear Technology Corporation	227,165,656	329,934,119
282,275	Google, Inc., Class 'A' (a)	149,382,648	290,906,970
2,365,411	Automatic Data Processing, Inc.	85,148,200	177,334,863
1,137,229	NetApp, Inc. (d)	36,048,305	44,135,857
		2,633,264,564	3,589,271,140
Materials 1.60%
4,172,577	Scotts Miracle-Gro Company, Class 'A' (c)	182,102,946	245,013,721
4,056,879	Vulcan Materials Company	200,596,336	217,245,871
1,752,640	Martin Marietta Materials, Inc.	155,134,877	171,916,458
811,480	Deltic Timber Corporation (c)	39,544,384	51,837,342
1,780,037	Newmont Mining Corporation	45,037,176	48,523,809
		622,415,719	734,537,201
Utilities 1.28%
6,222,880	FirstEnergy Corporation	217,342,226	235,660,466
3,760,485	IDACorp, Inc. (c)	124,066,738	194,041,026

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Global Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Common Stocks — 33.21% — (continued)
Utilities 1.28% — (continued)
2,491,660	Entergy Corporation	$164,249,120	$161,260,235
		505,658,084	590,961,727
Total U.S. Common Stocks		10,045,277,522	15,275,162,421
International Common Stocks — 40.93%
Australia 0.79%
37,126,221	Newcrest Mining Limited	792,366,434	361,425,472
Austria 0.35%
3,381,194	OMV AG	137,478,048	161,344,149
Belgium 0.54%
2,788,865	Groupe Bruxelles Lambert SA	234,732,253	249,043,331
Bermuda 0.40%
3,388,770	Jardine Matheson Holdings Limited	168,970,353	184,654,077
Canada 4.68%
13,592,100	Canadian Natural Resources Limited	391,636,305	431,364,877
16,009,475	Goldcorp, Inc.	535,969,039	407,120,949
13,438,924	Cenovus Energy, Inc.	384,463,896	399,404,821
9,130,439	Potash Corporation of Saskatchewan, Inc.	351,228,590	283,956,653
7,419,204	Agnico-Eagle Mines Limited	234,920,569	220,302,648
41,796,270	Kinross Gold Corporation	213,305,145	211,907,089
17,645,244	Penn West Petroleum Limited	273,529,232	197,450,280
1,008,427	Catalyst Paper Corporation (a)(b)(c)(e)	17,346	1,005,864
		2,385,070,122	2,152,513,181
France 6.44%
8,485,204	Total SA	432,228,230	521,488,092
4,179,227	Sanofi	323,385,924	445,662,858
10,735,807	Bouygues SA	391,146,130	419,658,422
9,014,634	Carrefour SA	370,611,753	330,224,755
3,330,779	Sodexo	88,582,313	323,303,717
6,144,333	Compagnie de Saint-Gobain	257,667,236	323,228,758
8,653,008	Société Télévision Francaise 1	127,399,223	166,830,339
2,044,437	Neopost SA (c)	184,799,958	154,780,441
921,669	Wendel SA	19,716,342	128,643,450
1,401,821	Legrand SA	47,735,245	79,615,937

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Consolidated Schedule of Investments | Year Ended October 31, 2013

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 40.93% — (continued)
France 6.44% — (continued)
157,260	Robertet SA (c)	$20,623,058	$38,433,538
42,252	Robertet SA CI (b)(f)(g)	800,508	6,648,908
385,000	Sabeton SA (c)	4,841,233	6,795,535
12,000,000	FINEL (a)(b)(c)(e)(f)(h)	0	5,865,477
69,500	NSC Groupe (b)(c)	12,298,421	5,567,451
104,457	Gaumont SA	6,087,824	5,091,568
		2,287,923,398	2,961,839,246
Germany 2.03%
7,775,691	HeidelbergCement AG	424,710,748	612,964,903
2,900,292	Daimler AG	128,173,845	238,004,826
693,440	Fraport AG	20,976,007	53,732,413
773,684	Hornbach Baumarkt AG	21,504,161	27,832,173
		595,364,761	932,534,315
Hong Kong 0.35%
12,693,580	Guoco Group Limited	115,086,260	157,175,762
20,738,780	City e-Solutions Limited (a)(b)(c)	936,898	2,180,073
		116,023,158	159,355,835
Ireland 0.54%
10,094,915	CRH PLC	175,024,030	246,515,502
Israel 0.28%
15,719,757	Israel Chemicals Limited	156,830,538	130,082,243
Italy 0.42%
18,139,395	Italcementi S.p.A. RSP	249,186,230	85,215,477
4,682,069	Italcementi S.p.A.	86,201,872	41,638,847
1,734,972	Italmobiliare S.p.A. RSP (a)	121,356,934	33,756,564
1,021,137	Italmobiliare S.p.A. (a)	107,360,738	33,274,753
		564,105,774	193,885,641
Japan 14.32%
1,669,990	Keyence Corporation	301,279,965	713,308,044
11,539,630	Secom Company Limited	525,695,986	692,401,271
2,519,456	SMC Corporation	272,409,539	583,679,525
10,093,100	KDDI Corporation	320,823,747	545,045,876
3,169,600	Fanuc Corporation	295,828,491	506,723,401
8,116,560	Astellas Pharma, Inc.	324,707,133	450,690,711
4,713,690	Shimano, Inc. (c)	75,712,451	412,262,117
14,917,300	NKSJ Holdings, Inc.	402,645,728	383,514,028

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Global Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 40.93% — (continued)
Japan 14.32% — (continued)
14,618,720	MS&AD Insurance Group Holdings	$356,085,457	$375,391,722
14,298,940	Hoya Corporation	305,848,299	342,168,268
11,939,880	Mitsubishi Estate Company Limited	205,947,588	339,630,269
2,224,800	Hirose Electric Company Limited (c)	234,623,569	338,030,225
2,555,700	Ono Pharmaceutical Company Limited	102,994,964	192,333,774
4,274,630	Nissin Foods Holdings Company Limited	152,059,580	182,583,606
5,247,260	MISUMI Group, Inc. (c)	84,131,270	153,100,671
4,484,910	Nomura Research Institute Limited	92,604,811	150,059,533
3,526,280	Chofu Seisakusho Company Limited (c)	64,322,537	81,585,345
5,147,000	T. Hasegawa Company Limited (c)	79,849,658	72,653,677
924,660	Shin-Etsu Chemical Company Limited	43,043,581	52,002,134
1,450,100	Seikagaku Corporation	14,788,552	18,758,540
		4,255,402,906	6,585,922,737
Malaysia 0.15%
51,884,780	Genting Malaysia Berhad	43,613,470	71,031,120
Mexico 2.10%
16,713,544	Grupo Televisa S.A.B., ADR	327,870,823	508,760,279
17,363,483	Fresnillo PLC	235,978,628	271,585,003
6,401,020	Industrias Peñoles S.A.B. de C.V.	7,339,323	185,855,135
		571,188,774	966,200,417
Netherlands 0.25%
12,298,606	TNT Express NV	131,267,728	113,549,280
Singapore 0.04%
13,467,250	ComfortDelGro Corporation Limited	3,279,184	20,869,792
South Africa 0.89%
16,836,513	AngloGold Ashanti Limited, ADR	269,094,862	254,231,346
25,019,071	Gold Fields Limited, ADR	233,463,377	115,087,726
8,092,307	Harmony Gold Mining Company Limited, ADR	69,852,451	27,513,844
2,373,735	Sibanye Gold Limited, ADR	11,315,584	13,340,391
		583,726,274	410,173,307

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Consolidated Schedule of Investments | Year Ended October 31, 2013

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 40.93% — (continued)
South Korea 0.88%
3,898,597	KT&G Corporation	$216,376,344	$284,837,396
51,900	Lotte Confectionery Company Limited	21,157,499	88,999,387
39,989	Namyang Dairy Products Company Limited (c)	7,325,466	32,684,858
		244,859,309	406,521,641
Spain 0.45%
3,295,234	Red Electrica Corporation SA	165,292,750	205,406,005
Sweden 0.64%
5,939,940	Investor AB, Class 'A'	116,378,542	186,171,683
3,394,798	Investor AB, Class 'B'	63,888,333	109,072,761
		180,266,875	295,244,444
Switzerland 1.75%
5,091,560	Nestlé SA	146,056,201	367,550,758
4,327,670	Pargesa Holding SA	272,881,781	344,601,485
388,803	Kuehne & Nagel International AG	7,503,142	49,149,396
10,581	Lindt & Spruengli AG PC	1,761,121	44,663,283
		428,202,245	805,964,922
Thailand 0.43%
30,023,200	Bangkok Bank PCL, NVDR	97,800,376	198,707,765
United Kingdom 2.21%
62,985,553	WM Morrison Supermarkets PLC	279,065,348	284,390,616
7,175,381	Berkeley Group Holdings PLC (c)	86,127,761	269,217,005
4,355,040	Willis Group Holdings PLC	119,957,625	196,281,653
7,387,420	GlaxoSmithKline PLC	140,774,624	194,672,301
3,052,693	Anglo American PLC	74,109,214	72,686,080
		700,034,572	1,017,247,655
Total International Common Stocks		15,018,823,332	18,830,032,077
Total Common Stocks		25,064,100,854	34,105,194,498
International Preferred Stock — 0.30%
Germany 0.30%
1,754,484	Hornbach Holding AG	63,837,360	138,164,665

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Global Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Warrant — 0.20%
United States — 0.20%
5,806,899	JPMorgan Chase & Company Warrant expire 10/28/18 (a)	$75,108,859	$92,736,177
OUNCES
Commodity — 3.68%
1,277,428	Gold bullion (a)	1,041,821,196	1,691,084,211
PRINCIPAL
Notes and Bonds — 0.28%
U.S. Corporate Bond 0.01%
$5,467,000	Bausch & Lomb, Inc. 7.125% due 08/01/28 (b)	4,792,808	5,302,990
International Notes and Bonds — 0.27%
International Corporate Notes and Bonds — 0.22%
Canada 0.02%
17,593,454 USD	Catalyst Paper Corporation 11.00% due 10/30/17 (e)(i)	18,350,695	10,116,236
France 0.17%
15,649,146 EUR	Emin Leydier SA FRN 7.32% due 07/31/16 (b)(e)(f)(i)	22,293,878	21,247,617
17,256,032 EUR	FINEL 9.50% due 06/30/17 (b)(e)(f)(i)	21,555,398	17,572,024
12,050,000 EUR	Wendel SA 4.375% due 08/09/17	12,879,589	17,425,645
10,000,000 EUR	Wendel SA 4.875% due 09/21/15	12,168,953	14,434,233
3,500,000 EUR	Wendel SA 4.875% due 05/26/16	3,428,496	5,089,808
		72,326,314	75,769,327
Norway 0.03%
5,500,000 USD	Den Norske Bank ASA FRN 0.48% due 02/28/14 (b)(j)	3,989,968	3,184,500
3,170,000 USD	Den Norske Creditbank FRN 0.511% due 02/28/14 (b)(j)	2,120,851	1,854,450
3,500,000 USD	Den Norske Creditbank FRN 0.543% due 02/28/14 (b)(j)	2,668,614	2,012,500

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Consolidated Schedule of Investments | Year Ended October 31, 2013

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Corporate Notes and Bonds — 0.22% — (continued)
Norway 0.03% — (continued)
10,000,000 USD	Nordea Bank Norge ASA FRN 0.625% due 05/21/14 (b)(j)	$7,022,585	$5,950,000
		15,802,018	13,001,450
Total International Corporate Notes and Bonds		106,479,027	98,887,013
International Government Bond — 0.05%
South Korea 0.05%
25,753,560,000 KRW	Inflation Linked Korea Treasury Bond 2.75% due 03/10/17 (k)	24,545,654	25,239,679
Total International Notes and Bonds		131,024,681	124,126,692
Total Notes and Bonds		135,817,489	129,429,682
Commercial Paper — 21.18%
International Commercial Paper — 6.44%
Australia 0.57%
37,025,000 USD	Telstra Corporation Limited 0.10% due 12/04/13	37,021,606	37,021,606
11,727,000 USD	Telstra Corporation Limited 0.12% due 11/01/13	11,727,000	11,727,000
37,796,000 USD	Telstra Corporation Limited 0.12% due 11/06/13	37,795,370	37,795,370
36,111,000 USD	Telstra Corporation Limited 0.12% due 12/02/13	36,107,269	36,107,269
18,690,000 USD	Telstra Corporation Limited 0.12% due 12/16/13	18,687,197	18,687,197
35,053,000 USD	Telstra Corporation Limited 0.15% due 11/12/13	35,051,393	35,051,393
35,053,000 USD	Telstra Corporation Limited 0.15% due 11/13/13	35,051,247	35,051,247
13,556,000 USD	Telstra Corporation Limited 0.16% due 12/03/13	13,554,072	13,554,072
36,882,000 USD	Telstra Corporation Limited 0.16% due 12/17/13	36,874,460	36,874,460
Canada 0.29%
39,519,000 USD	Suncor Energy, Inc. 0.24% due 11/21/13	39,513,731	39,513,731
28,237,000 USD	Suncor Energy, Inc. 0.26% due 01/06/14	28,223,540	28,222,023

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Global Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 6.44% — (continued)
Canada 0.29% — (continued)
12,505,000 USD	Suncor Energy, Inc. 0.23% due 01/10/14	$12,499,407	$12,497,922
22,594,000 USD	Suncor Energy, Inc. 0.24% due 12/16/13	22,587,222	22,587,222
29,254,000 USD	Suncor Energy, Inc. 0.26% due 01/16/14	29,237,943	29,235,792
France 1.39%
45,744,000 USD	Air Liquide SA 0.12% due 12/13/13	45,737,596	45,737,596
47,363,000 USD	Air Liquide SA 0.13% due 12/20/13	47,354,619	47,354,619
13,606,000 USD	Air Liquide SA 0.15% due 11/27/13	13,604,526	13,604,526
35,053,000 USD	EI du Pont de Nemours & Company 0.06% due 11/05/13	35,052,766	35,052,766
39,288,000 USD	EI du Pont de Nemours & Company 0.06% due 12/02/13	39,285,970	39,285,970
38,243,000 USD	EI du Pont de Nemours & Company 0.07% due 11/05/13	38,242,703	38,242,703
35,053,000 USD	EI du Pont de Nemours & Company 0.07% due 11/07/13	35,052,591	35,052,591
19,634,000 USD	EI du Pont de Nemours & Company 0.07% due 11/08/13	19,633,733	19,633,733
20,639,000 USD	EI du Pont de Nemours & Company 0.07% due 11/21/13	20,638,197	20,638,197
40,789,000 USD	EI du Pont de Nemours & Company 0.07% due 11/22/13	40,787,335	40,787,335
37,025,000 USD	EI du Pont de Nemours & Company 0.07% due 12/06/13	37,022,480	37,022,480
29,505,000 USD	EI du Pont de Nemours & Company 0.08% due 12/05/13	29,502,771	29,502,771
14,215,000 USD	GDF Suez SA 0.21% due 11/06/13	14,214,585	14,214,585
17,731,000 USD	GDF Suez SA 0.21% due 11/07/13	17,730,379	17,730,379
36,154,000 USD	GDF Suez SA 0.21% due 01/06/14	36,140,081	36,141,552
36,568,000 USD	GDF Suez SA 0.21% due 01/08/14	36,553,495	36,554,964
44,919,000 USD	GDF Suez SA 0.22% due 11/13/13	44,915,706	44,915,706
14,863,000 USD	GDF Suez SA 0.22% due 01/28/14	14,855,007	14,855,687

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Consolidated Schedule of Investments | Year Ended October 31, 2013

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 6.44% — (continued)
France 1.39% — (continued)
37,381,000 USD	Électricité de France SA 0.13% due 12/20/13	$37,374,386	$37,374,386
37,536,000 USD	Électricité de France SA 0.19% due 11/12/13	37,533,821	37,533,821
Germany 0.63%
37,025,000 USD	BASF AG 0.07% due 12/16/13	37,021,760	37,021,760
36,111,000 USD	BASF AG 0.07% due 12/17/13	36,107,770	36,107,770
55,538,000 USD	Siemens Company 0.08% due 12/03/13	55,534,051	55,534,051
35,188,000 USD	Siemens Company 0.08% due 12/09/13	35,185,029	35,185,029
84,210,000 USD	Siemens Company 0.08% due 12/27/13	84,199,520	84,199,520
8,995,000 USD	Siemens Company 0.09% due 12/19/13	8,993,921	8,993,921
34,360,000 USD	Siemens Company 0.11% due 12/03/13	34,356,640	34,356,640
Italy 0.36%
8,373,000 USD	Eni S.p.A. 0.33% due 12/11/13	8,369,930	8,369,930
77,355,000 USD	Eni S.p.A. 0.37% due 11/08/13	77,349,585	77,349,585
27,589,000 USD	Eni S.p.A. 0.37% due 11/15/13	27,585,138	27,585,138
53,110,000 USD	Eni S.p.A. 0.39% due 01/03/14	53,074,681	53,086,111
Japan 0.18%
17,853,000 USD	Hitachi Limited 0.36% due 11/20/13	17,849,702	17,849,702
26,914,000 USD	Hitachi Limited 0.36% due 11/22/13	26,908,505	26,908,505
19,339,000 USD	Mitsui & Company Limited 0.16% due 11/21/13	19,337,281	19,337,281
17,785,000 USD	Mitsui & Company Limited 0.16% due 01/23/14	17,778,440	17,776,867

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Global Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 6.44% — (continued)
Switzerland 1.94%
23,711,000 USD	Nestlé SA 0.03% due 12/02/13	$23,710,387	$23,710,387
23,711,000 USD	Nestlé SA 0.03% due 12/06/13	23,710,308	23,710,308
15,035,000 USD	Nestlé SA 0.03% due 12/09/13	15,034,524	15,034,524
39,519,000 USD	Nestlé SA 0.03% due 12/19/13	39,517,419	39,517,419
34,487,000 USD	Nestlé SA 0.04% due 12/18/13	34,485,199	34,485,199
20,210,000 USD	Nestlé SA 0.04% due 01/27/14	20,208,046	20,206,591
33,684,000 USD	Nestlé SA 0.04% due 02/03/14	33,680,482	33,677,334
14,666,000 USD	Nestlé SA 0.05% due 11/20/13	14,665,613	14,665,613
38,677,000 USD	Nestlé SA 0.05% due 12/19/13	38,674,422	38,674,422
55,322,000 USD	Nestlé SA 0.05% due 01/22/14	55,315,700	55,313,707
14,952,000 USD	Nestlé SA 0.05% due 01/23/14	14,950,276	14,949,697
14,010,000 USD	Nestlé SA 0.06% due 11/05/13	14,009,907	14,009,907
31,156,000 USD	Nestlé SA 0.06% due 11/06/13	31,155,740	31,155,740
12,697,000 USD	Nestlé SA 0.06% due 11/15/13	12,696,704	12,696,704
36,407,000 USD	Nestlé SA 0.07% due 11/19/13	36,405,726	36,405,726
27,332,000 USD	Nestlé SA 0.08% due 11/25/13	27,330,542	27,330,542
88,513,000 USD	Nestlé SA 0.08% due 01/07/14	88,500,645	88,503,803
36,568,000 USD	Nestlé SA 0.08% due 01/16/14	36,561,824	36,563,228
37,770,000 USD	Roche Holdings, Inc. 0.03% due 11/21/13	37,769,371	37,769,371
27,074,000 USD	Roche Holdings, Inc. 0.04% due 11/19/13	27,073,459	27,073,459
18,277,000 USD	Roche Holdings, Inc. 0.04% due 12/13/13	18,276,147	18,276,147
13,898,000 USD	Roche Holdings, Inc. 0.05% due 11/14/13	13,897,749	13,897,749

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Consolidated Schedule of Investments | Year Ended October 31, 2013

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 6.44% — (continued)
Switzerland 1.94% — (continued)
34,598,000 USD	Roche Holdings, Inc. 0.05% due 11/19/13	$34,597,135	$34,597,135
30,594,000 USD	Roche Holdings, Inc. 0.05% due 11/20/13	30,593,193	30,593,193
19,023,000 USD	Roche Holdings, Inc. 0.05% due 01/23/14	19,020,807	19,015,632
18,828,000 USD	Roche Holdings, Inc. 0.06% due 12/20/13	18,826,462	18,826,462
37,153,000 USD	Roche Holdings, Inc. 0.09% due 12/11/13	37,149,285	37,149,285
21,853,000 USD	Roche Holdings, Inc. 0.09% due 12/20/13	21,850,323	21,850,323
37,397,000 USD	Roche Holdings, Inc. 0.10% due 12/16/13	37,392,325	37,392,325
35,540,000 USD	Roche Holdings, Inc. 0.11% due 01/15/14	35,531,855	35,527,920
United Kingdom 1.08%
56,738,000 USD	AstraZeneca PLC 0.07% due 11/15/13	56,736,456	56,736,456
72,297,000 USD	AstraZeneca PLC 0.07% due 12/05/13	72,292,220	72,292,220
33,282,000 USD	AstraZeneca PLC 0.08% due 12/09/13	33,279,190	33,279,190
31,509,000 USD	AstraZeneca PLC 0.08% due 12/17/13	31,505,779	31,505,779
29,505,000 USD	AstraZeneca PLC 0.08% due 12/18/13	29,501,918	29,501,918
38,045,000 USD	AstraZeneca PLC 0.08% due 01/24/14	38,037,898	38,029,999
57,009,000 USD	AstraZeneca PLC 0.09% due 11/18/13	57,006,577	57,006,577
38,730,000 USD	BP Capital Markets PLC 0.05% due 11/29/13	38,728,494	38,728,494
27,795,000 USD	Centrica PLC 0.27% due 11/04/13	27,794,375	27,794,375
4,427,000 USD	Centrica PLC 0.30% due 11/13/13	4,426,557	4,426,557
21,322,000 USD	Centrica PLC 0.30% due 11/25/13	21,317,736	21,317,736
14,749,000 USD	Centrica PLC 0.31% due 11/20/13	14,746,587	14,746,587
36,111,000 USD	GlaxoSmithKline PLC 0.10% due 12/02/13	36,107,890	36,107,890

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Global Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 6.44% — (continued)
United Kingdom 1.08% — (continued)
22,292,000 USD	GlaxoSmithKline PLC 0.12% due 12/09/13	$22,289,176	$22,289,176
14,228,000 USD	GlaxoSmithKline PLC 0.12% due 01/10/14	14,224,680	14,222,753
Total International Commercial Paper		2,965,403,265	2,965,390,040
U.S. Commercial Paper — 14.74%
$30,016,000	3M Company 0.04% due 12/06/13	30,014,833	30,014,833
48,133,000	3M Company 0.04% due 12/09/13	48,130,968	48,130,968
54,167,000	3M Company 0.04% due 12/18/13	54,164,171	54,164,171
63,250,000	3M Company 0.05% due 11/20/13	63,248,331	63,248,331
22,641,000	3M Company 0.05% due 12/09/13	22,639,805	22,639,805
37,543,000	3M Company 0.06% due 11/27/13	37,541,373	37,541,373
36,065,000	Abbott Laboratories 0.06% due 11/22/13	36,063,738	36,063,738
14,361,000	Abbott Laboratories 0.06% due 12/19/13	14,359,851	14,359,851
33,871,000	Abbott Laboratories 0.07% due 12/19/13	33,867,839	33,867,839
73,420,000	Abbott Laboratories 0.08% due 12/17/13	73,412,495	73,412,495
31,552,000	Abbott Laboratories 0.09% due 11/01/13	31,552,000	31,552,000
35,238,000	Abbott Laboratories 0.09% due 11/04/13	35,237,736	35,237,736
34,706,000	Abbott Laboratories 0.09% due 11/05/13	34,705,653	34,705,653
27,493,000	Abbott Laboratories 0.09% due 11/12/13	27,492,244	27,492,244
35,540,000	Abbott Laboratories 0.17% due 12/16/13	35,532,448	35,532,448
36,154,000	Abbott Laboratories 0.17% due 01/03/14	36,143,244	36,150,594
38,045,000	Air Products 0.11% due 01/21/14	38,035,584	38,028,100
19,251,000	Air Products 0.11% due 01/22/14	19,246,177	19,242,345

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Consolidated Schedule of Investments | Year Ended October 31, 2013

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 14.74% — (continued)
$17,529,000	Baker Hughes, Inc. 0.11% due 11/04/13	$17,528,839	$17,528,839
34,744,000	BHP Billiton Finance USA Limited 0.09% due 11/13/13	34,742,958	34,742,958
18,898,000	BHP Billiton Finance USA Limited 0.10% due 11/06/13	18,897,738	18,897,738
52,579,000	BHP Billiton Finance USA Limited 0.10% due 11/15/13	52,576,955	52,576,955
35,630,000	BHP Billiton Finance USA Limited 0.12% due 11/01/13	35,630,000	35,630,000
36,790,000	BHP Billiton Finance USA Limited 0.12% due 11/12/13	36,788,651	36,788,651
73,448,000	BHP Billiton Finance USA Limited 0.12% due 11/14/13	73,444,817	73,444,817
36,407,000	BHP Billiton Finance USA Limited 0.12% due 11/18/13	36,404,937	36,404,937
19,923,000	BHP Billiton Finance USA Limited 0.12% due 12/18/13	19,919,879	19,919,879
35,238,000	BHP Billiton Finance USA Limited 0.13% due 11/05/13	35,237,491	35,237,491
79,036,000	Caterpillar Financial Services Company 0.07% due 11/22/13	79,032,773	79,032,773
21,226,000	Caterpillar Financial Services Company 0.08% due 11/04/13	21,225,858	21,225,858
37,521,000	Caterpillar Financial Services Company 0.08% due 11/15/13	37,519,833	37,519,833
35,817,000	Caterpillar Financial Services Company 0.11% due 11/12/13	35,815,796	35,815,796
42,553,000	Celgene Corporation 0.28% due 11/04/13	42,552,007	42,552,007
37,397,000	Celgene Corporation 0.38% due 01/09/14	37,370,479	37,376,129
28,923,000	Celgene Corporation 0.38% due 01/13/14	28,901,300	28,905,817
14,292,000	Chevron Corporation 0.03% due 12/17/13	14,291,452	14,291,452
14,228,000	Chevron Corporation 0.04% due 12/09/13	14,227,399	14,227,399
15,117,000	Chevron Corporation 0.04% due 12/11/13	15,116,328	15,116,328
40,789,000	Chevron Corporation 0.05% due 11/01/13	40,789,000	40,789,000

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Global Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 14.74% — (continued)
$37,589,000	Chevron Corporation 0.05% due 11/04/13	$37,588,843	$37,588,843
29,041,000	Chevron Corporation 0.05% due 11/05/13	29,040,839	29,040,839
37,397,000	Chevron Corporation 0.13% due 12/02/13	37,392,814	37,392,814
49,388,000	Chevron Corporation 0.17% due 01/07/14	49,372,374	49,373,539
53,311,000	Chevron Corporation 0.17% due 01/08/14	53,293,881	53,295,060
37,521,000	Church & Dwight Company, Inc. 0.32% due 11/18/13	37,515,330	37,515,330
18,441,000	Coca-Cola Company 0.07% due 01/08/14	18,438,562	18,437,961
36,725,000	Coca-Cola Company 0.07% due 01/10/14	36,720,001	36,718,698
63,786,000	Coca-Cola Company 0.08% due 12/04/13	63,781,322	63,781,322
18,828,000	Coca-Cola Company 0.08% due 01/10/14	18,825,071	18,824,769
22,429,000	Coca-Cola Company 0.09% due 01/30/14	22,423,953	22,423,274
39,288,000	Coca-Cola Company 0.10% due 01/15/14	39,279,815	39,280,453
36,633,000	Coca-Cola Company 0.10% due 02/10/14	36,622,722	36,621,376
19,023,000	Coca-Cola Company 0.10% due 02/18/14	19,017,240	19,016,024
33,684,000	Coca-Cola Company 0.10% due 02/19/14	33,673,708	33,671,432
36,954,000	Coca-Cola Company 0.11% due 01/16/14	36,945,418	36,946,809
36,154,000	Coca-Cola Company 0.16% due 01/14/14	36,142,109	36,147,221
35,213,000	Coca-Cola Company 0.16% due 01/17/14	35,200,949	35,205,982
10,997,000	ConocoPhillips 0.09% due 11/18/13	10,996,533	10,996,533
28,454,000	ConocoPhillips 0.12% due 12/09/13	28,450,396	28,450,396
40,920,000	ConocoPhillips 0.15% due 01/17/14	40,906,871	40,911,845
27,214,000	ConocoPhillips 0.19% due 01/09/14	27,204,090	27,209,395

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Consolidated Schedule of Investments | Year Ended October 31, 2013

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 14.74% — (continued)
$15,883,000	Corning, Inc. 0.20% due 12/02/13	$15,880,265	$15,880,265
17,865,000	Corning, Inc. 0.20% due 12/06/13	17,861,526	17,861,526
16,362,000	Corning, Inc. 0.20% due 12/11/13	16,358,364	16,358,364
12,495,000	Corning, Inc. 0.21% due 12/11/13	12,492,085	12,492,085
38,710,000	Corning, Inc. 0.21% due 12/13/13	38,700,516	38,700,516
31,575,000	Deere & Company 0.06% due 11/05/13	31,574,789	31,574,789
36,954,000	Deere & Company 0.09% due 12/13/13	36,950,120	36,950,120
36,111,000	Devon Energy Corporation 0.16% due 12/04/13	36,105,704	36,105,704
37,589,000	Devon Energy Corporation 0.17% due 11/08/13	37,587,757	37,587,757
37,153,000	Devon Energy Corporation 0.19% due 12/12/13	37,144,960	37,144,960
15,117,000	Devon Energy Corporation 0.22% due 01/29/14	15,108,778	15,105,662
36,421,000	Devon Energy Corporation 0.25% due 12/11/13	36,410,883	36,410,883
19,216,000	Diageo Capital PLC 0.24% due 12/12/13	19,210,748	19,210,748
26,319,000	Dominion Resources, Inc. 0.28% due 12/06/13	26,311,835	26,311,835
16,823,000	Emerson Electric Company 0.06% due 11/26/13	16,822,299	16,822,299
20,759,000	Emerson Electric Company 0.06% due 12/11/13	20,757,616	20,757,616
19,312,000	Emerson Electric Company 0.07% due 11/04/13	19,311,887	19,311,887
15,494,000	Emerson Electric Company 0.08% due 01/13/14	15,491,487	15,491,166
36,554,000	Emerson Electric Company 0.11% due 12/30/13	36,547,410	36,547,410
20,152,000	Exxon Mobil Corporation 0.04% due 11/07/13	20,151,866	20,151,866
35,053,000	Exxon Mobil Corporation 0.05% due 11/12/13	35,052,464	35,052,464
16,954,000	Exxon Mobil Corporation 0.05% due 12/05/13	16,953,199	16,953,199

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Global Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 14.74% — (continued)
$54,832,000	Exxon Mobil Corporation 0.06% due 12/12/13	$54,828,253	$54,828,253
35,730,000	Exxon Mobil Corporation 0.06% due 01/13/14	35,725,653	35,718,323
35,188,000	Exxon Mobil Corporation 0.08% due 12/10/13	35,184,950	35,184,950
73,763,000	Exxon Mobil Corporation 0.08% due 01/06/14	73,752,181	73,741,719
37,397,000	Exxon Mobil Corporation 0.16% due 12/17/13	37,389,354	37,389,354
37,153,000	General Dynamics Corporation 0.12% due 12/13/13	37,147,799	37,147,799
36,154,000	General Dynamics Corporation 0.15% due 12/12/13	36,147,824	36,147,824
18,077,000	General Dynamics Corporation 0.15% due 12/13/13	18,073,837	18,073,837
52,954,000	General Dynamics Corporation 0.15% due 12/19/13	52,943,409	52,943,409
28,574,000	General Dynamics Corporation 0.18% due 12/12/13	28,568,142	28,568,142
36,462,000	General Mills, Inc 0.14% due 11/07/13	36,461,149	36,461,149
17,243,000	General Mills, Inc 0.15% due 11/06/13	17,242,641	17,242,641
10,589,000	General Mills, Inc 0.21% due 12/04/13	10,586,962	10,586,962
37,153,000	General Mills, Inc 0.24% due 12/09/13	37,143,588	37,143,588
34,744,000	Google, Inc. 0.05% due 11/14/13	34,743,373	34,743,373
63,019,000	Google, Inc. 0.06% due 12/10/13	63,014,904	63,014,904
39,707,000	Google, Inc. 0.06% due 01/28/14	39,701,176	39,700,226
37,222,000	Google, Inc. 0.07% due 11/07/13	37,221,566	37,221,566
70,903,000	Google, Inc. 0.07% due 12/03/13	70,898,588	70,898,588
23,309,000	Honeywell International, Inc. 0.08% due 01/28/14	23,304,442	23,301,567
73,109,000	International Business	73,104,025	73,104,025
	Machines Corporation 0.07% due 12/06/13
29,563,000	International Business	29,560,766	29,560,766
	Machines Corporation 0.08% due 12/05/13

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Consolidated Schedule of Investments | Year Ended October 31, 2013

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 14.74% — (continued)
$37,767,000	International Business	$37,760,391	$37,761,426
	Machines Corporation 0.10% due 01/03/14
54,633,000	International Business	54,618,978	54,624,357
	Machines Corporation 0.14% due 01/06/14
35,060,000	Johnson & Johnson 0.03% due 11/06/13	35,059,854	35,059,854
98,994,000	Johnson & Johnson 0.03% due 11/08/13	98,993,423	98,993,423
31,509,000	Johnson & Johnson 0.03% due 11/21/13	31,508,475	31,508,475
45,578,000	Johnson & Johnson 0.03% due 12/05/13	45,576,709	45,576,709
22,013,000	Johnson & Johnson 0.04% due 11/01/13	22,013,000	22,013,000
63,786,000	Johnson & Johnson 0.04% due 11/14/13	63,785,079	63,785,079
38,243,000	Johnson & Johnson 0.04% due 11/18/13	38,242,278	38,242,278
38,243,000	Johnson & Johnson 0.04% due 11/19/13	38,242,235	38,242,235
53,311,000	Johnson & Johnson 0.14% due 01/09/14	53,296,695	53,305,093
15,946,000	Medtronic, Inc. 0.05% due 12/17/13	15,944,981	15,944,981
31,742,000	Medtronic, Inc. 0.06% due 11/19/13	31,741,048	31,741,048
58,933,000	Medtronic, Inc. 0.06% due 01/07/14	58,926,419	58,919,086
56,071,000	Medtronic, Inc. 0.07% due 01/14/14	56,062,932	56,055,816
31,509,000	Merck & Company, Inc. 0.04% due 11/01/13	31,509,000	31,509,000
35,188,000	Merck & Company, Inc. 0.06% due 12/03/13	35,186,123	35,186,123
37,770,000	Merck & Company, Inc. 0.06% due 12/05/13	37,767,860	37,767,860
39,519,000	Merck & Company, Inc. 0.06% due 12/06/13	39,516,695	39,516,695
53,151,000	Microsoft Corporation 0.06% due 11/13/13	53,149,937	53,149,937
53,151,000	Microsoft Corporation 0.07% due 11/20/13	53,149,036	53,149,036
39,288,000	Omnicom Group, Inc. 0.29% due 11/21/13	39,281,670	39,281,670
See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Global Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 14.74% — (continued)
$36,421,000	Omnicom Group, Inc. 0.38% due 12/12/13	$36,405,653	$36,405,653
35,540,000	Omnicom Group, Inc. 0.39% due 12/13/13	35,524,244	35,524,244
25,934,000	Parker-Hannifin Corporation 0.06% due 11/01/13	25,934,000	25,934,000
28,749,000	Parker-Hannifin Corporation 0.07% due 11/05/13	28,748,776	28,748,776
18,795,000	PepsiCo, Inc. 0.04% due 11/12/13	18,794,770	18,794,770
40,789,000	PepsiCo, Inc. 0.04% due 11/19/13	40,788,184	40,788,184
40,789,000	PepsiCo, Inc. 0.04% due 11/20/13	40,788,139	40,788,139
21,032,000	PepsiCo, Inc. 0.05% due 11/06/13	21,031,854	21,031,854
37,521,000	PepsiCo, Inc. 0.05% due 11/07/13	37,520,687	37,520,687
49,182,000	PepsiCo, Inc. 0.06% due 11/01/13	49,182,000	49,182,000
28,111,000	PepsiCo, Inc. 0.06% due 11/04/13	28,110,859	28,110,859
31,509,000	Pfizer, Inc. 0.03% due 11/21/13	31,508,475	31,508,475
35,537,000	Philip Morris International, Inc. 0.06% due 11/04/13	35,536,822	35,536,822
10,173,000	Philip Morris International, Inc. 0.06% due 12/03/13	10,172,457	10,172,457
18,896,000	Philip Morris International, Inc. 0.06% due 12/20/13	18,894,457	18,894,457
35,139,000	Philip Morris International, Inc. 0.07% due 11/06/13	35,138,658	35,138,658
35,116,000	Philip Morris International, Inc. 0.07% due 11/07/13	35,115,590	35,115,590
25,875,000	Philip Morris International, Inc. 0.07% due 11/15/13	25,874,296	25,874,296
38,045,000	Philip Morris International, Inc. 0.08% due 12/19/13	38,040,942	38,040,942
35,471,000	Philip Morris International, Inc. 0.09% due 12/10/13	35,467,542	35,467,542
38,045,000	Philip Morris International, Inc. 0.09% due 12/24/13	38,039,959	38,039,959
37,381,000	Philip Morris International, Inc. 0.10% due 12/26/13	37,375,289	37,375,289

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Consolidated Schedule of Investments | Year Ended October 31, 2013

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 14.74% — (continued)
$56,485,000	Philip Morris International, Inc. 0.12% due 12/23/13	$56,475,209	$56,475,209
37,397,000	Philip Morris International, Inc. 0.15% due 12/18/13	37,389,676	37,389,676
36,154,000	Philip Morris International, Inc. 0.18% due 12/27/13	36,143,877	36,143,877
34,595,000	Praxair, Inc. 0.05% due 12/03/13	34,593,462	34,593,462
35,188,000	Praxair, Inc. 0.07% due 12/18/13	35,184,784	35,184,784
36,554,000	Praxair, Inc. 0.09% due 12/12/13	36,550,253	36,550,253
17,785,000	Precision Castparts Corporation 0.09% due 12/12/13	17,783,177	17,783,177
21,438,000	Precision Castparts Corporation 0.10% due 12/18/13	21,435,201	21,435,201
26,439,000	Proctor & Gamble Company 0.06% due 12/20/13	26,436,841	26,436,841
29,244,000	Proctor & Gamble Company 0.08% due 12/19/13	29,240,881	29,240,881
35,060,000	Schlumberger Investments SA 0.13% due 11/14/13	35,058,354	35,058,354
35,060,000	Schlumberger Investments SA 0.13% due 11/18/13	35,057,848	35,057,848
39,276,000	Schlumberger Investments SA 0.14% due 11/12/13	39,274,320	39,274,320
35,540,000	Schlumberger Investments SA 0.14% due 12/10/13	35,534,610	35,534,610
21,088,000	Stanley Black & Decker, Inc. 0.27% due 11/26/13	21,084,046	21,084,046
37,770,000	Toyota Motor Credit Corporation 0.05% due 11/06/13	37,769,738	37,769,738
37,796,000	Toyota Motor Credit Corporation 0.06% due 11/05/13	37,795,748	37,795,748
36,568,000	Toyota Motor Credit Corporation 0.06% due 12/04/13	36,565,989	36,565,989
35,060,000	Toyota Motor Credit Corporation 0.07% due 11/19/13	35,058,773	35,058,773
34,487,000	Toyota Motor Credit Corporation 0.07% due 11/20/13	34,485,726	34,485,726
38,677,000	Toyota Motor Credit Corporation 0.07% due 11/22/13	38,675,421	38,675,421
37,589,000	Toyota Motor Credit Corporation 0.07% due 12/02/13	37,586,734	37,586,734

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Global Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 14.74% — (continued)
$38,045,000	Toyota Motor Credit Corporation 0.09% due 01/21/14	$38,037,296	$38,032,955
36,954,000	United Healthcare Company 0.21% due 12/11/13	36,945,377	36,945,377
36,421,000	United Healthcare Company 0.25% due 12/11/13	36,410,883	36,410,883
37,397,000	United Healthcare Company 0.26% due 12/13/13	37,385,656	37,385,656
36,154,000	United Healthcare Company 0.29% due 12/18/13	36,140,312	36,140,312
37,589,000	United Parcel Service, Inc. 0.01% due 12/04/13	37,588,655	37,588,655
38,677,000	United Parcel Service, Inc. 0.03% due 11/07/13	38,676,807	38,676,807
16,759,000	United Parcel Service, Inc. 0.03% due 12/06/13	16,758,511	16,758,511
27,589,000	Verizon Communications, Inc. 0.24% due 11/18/13	27,585,873	27,585,873
17,243,000	Verizon Communications, Inc. 0.24% due 11/21/13	17,240,701	17,240,701
95,608,000	Wal-Mart Stores, Inc. 0.06% due 11/13/13	95,606,088	95,606,088
28,816,000	Wal-Mart Stores, Inc. 0.06% due 11/14/13	28,815,376	28,815,376
36,954,000	Wal-Mart Stores, Inc. 0.08% due 12/02/13	36,951,454	36,951,454
36,421,000	Wal-Mart Stores, Inc. 0.13% due 12/10/13	36,415,871	36,415,871
36,154,000	Wal-Mart Stores, Inc. 0.17% due 12/16/13	36,146,317	36,146,317
73,521,000	Walt Disney Company 0.05% due 12/16/13	73,516,405	73,516,405
35,188,000	Walt Disney Company 0.06% due 12/04/13	35,186,065	35,186,065
37,153,000	Walt Disney Company 0.06% due 12/10/13	37,150,585	37,150,585
19,472,000	WellPoint, Inc. 0.30% due 11/01/13	19,472,000	19,472,000
36,724,000	WellPoint, Inc. 0.30% due 11/15/13	36,719,716	36,719,716
Total U.S. Commercial Paper		6,779,024,048	6,779,018,291
Total Commercial Paper		9,744,427,313	9,744,408,331
Total Investment Portfolio Excluding Options Written — 99.78%		$36,125,113,071	$45,901,017,564

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Consolidated Schedule of Investments | Year Ended October 31, 2013

CONTRACTS	DESCRIPTION	STRIKE PRICE	EXPIRATION DATE	VALUE (NOTE 1)
Covered Call Options Written — 0.00%
8,500	NetApp, Inc. (Premium Received $373,861)	$47.00	November 2013	$(51,000)
Total Investments — 99.78% ($36,124,739,210)				45,900,966,564
Other Assets in Excess of Liabilities — 0.22%				99,659,171
Net Assets — 100.00%				$46,000,625,735

  (a)  Non-income producing security/commodity.

  (b)  Security is deemed illiquid. At October 31, 2013, the value of these securities amounted to $80,174,234 or 0.17% of net assets.

  (c)  An affiliate of the Fund as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities.

  (d)  At October 31, 2013, all or a portion of this security was segregated to cover collateral requirement for options.

  (e)  Represents securities that are subject to legal or contractual restrictions on resale. At October 31, 2013, the value of these securities amounted to $55,807,218 or 0.12% of net assets.

  (f)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $51,334,026 or 0.11% of net assets.

  (g)  Represents non-voting class of shares.

  (h)  Held through Financiere Rouge, LLC, wholly owned subsidiary and disregarded entity for U.S. tax purposes.

  (i)  Payment-in-kind security.

  (j)  Floating rate security. Rate shown is the rate in effect at October 31, 2013.

  (k)  Inflation protected security.

At October 31, 2013, aggregate cost for federal income tax purposes was $36,701,323,944. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$10,713,689,480
Gross unrealized depreciation	(1,514,046,860)
Net unrealized appreciation	$9,199,642,620

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Global Fund

Abbreviations used in this schedule include:

ADR  — American Depositary Receipt

FRN  — Floating Rate Note

NVDR  — Non-Voting Depository Receipt

PC  — Participation Certificate

PCL  — Public Company Limited

PLC  — Public Limited Company

REIT  — Real Estate Investment Trust

RSP  — Represents Non-Voting Shares

Currencies

EUR  — Euro

KRW  — South Korean Won

USD  — United States Dollar

RESTRICTED SECURITIES	ACQUISITION DATE	COST	CARRYING VALUE PER SHARE/PRINCIPAL
Catalyst Paper Corporation	09/17/12	$17,346	$1.00
Catalyst Paper Corporation 11.00% due 10/30/17	09/17/12	18,350,695	0.57
Emin Leydier SA FRN 7.32% due 07/31/16	07/30/09	22,293,878	1.36
FINEL 9.50% due 06/30/17	06/22/05	21,555,398	1.02
FINEL	07/30/09	—	0.49

Foreign Currency Exchange Contracts — Sales

SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE DELIVERED		U.S. $ TO BE RECEIVED	U.S. $ VALUE AT OCTOBER 31, 2013	UNREALIZED APPRECIATION AT OCTOBER 31, 2013	UNREALIZED DEPRECIATION AT OCTOBER 31, 2013
12/18/13	112,915,000	Euro	$150,654,580	$153,321,860	$—	$(2,667,280)
01/15/14	203,414,000	Euro	261,423,605	276,214,042	—	(14,790,437)
02/19/14	456,251,000	Euro	602,492,829	619,551,992	—	(17,059,163)
03/19/14	336,074,000	Euro	451,819,825	456,406,620	—	(4,586,795)
04/16/14	185,408,000	Euro	251,319,043	251,807,910	—	(488,867)
12/18/13	33,397,135,000	Japanese Yen	351,265,314	339,733,852	11,531,462	—
01/15/14	46,877,363,000	Japanese Yen	469,635,132	476,969,638	—	(7,334,506)
02/19/14	92,498,796,000	Japanese Yen	938,062,683	941,108,175	—	(3,045,492)
03/19/14	51,335,400,000	Japanese Yen	518,042,283	522,547,541	—	(4,505,258)
04/16/14	33,980,849,000	Japanese Yen	346,718,674	345,963,229	755,445	—
			$4,341,433,968	$4,383,624,859	$12,286,907	$(54,477,798)

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Consolidated Schedule of Investments | Year Ended October 31, 2013

Affiliated Securities

AFFILIATED SECURITIES	SHARES OCTOBER 31, 2012	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES OCTOBER 31, 2013	MARKET VALUE OCTOBER 31, 2013	REALIZED GAIN/(LOSS)	DIVIDEND INCOME
Alliant Techsystems, Inc.	3,638,247	—	1,318,324	2,319,923	$252,570,017	$(10,286,384)	$3,561,761
Berkeley Group Holdings PLC	9,342,277	—	2,166,896	7,175,381	269,217,005	37,136,878	8,328,054
Catalyst Paper Corporation	1,008,427	—	—	1,008,427	1,005,864	—	—
Chofu Seisakusho Company Limited	3,526,280	—	—	3,526,280	81,585,345	—	1,075,992
Cincinnati Financial Corporation*	8,511,151	—	1,706,949	6,804,202	340,210,100	29,693,852	11,785,878
Cintas Corporation	13,051,511	—	—	13,051,511	701,779,746	—	8,352,967
City e-Solutions Limited	20,738,780	—	—	20,738,780	2,180,073	—	—
Deltic Timber Corporation	1,249,382	—	437,902	811,480	51,837,342	7,983,912	336,150
FINEL	12,000,000	—	—	12,000,000	5,865,477	—	—
Hirose Electric Company Limited	2,318,500	—	93,700	2,224,800	338,030,225	1,445,429	3,477,016
IDACorp, Inc.	3,760,485	—	—	3,760,485	194,041,026	—	5,715,937
Mills Music Trust	33,892	—	—	33,892	832,049	—	16,959
MISUMI Group, Inc.	12,811,860	—	7,564,600	5,247,260	153,100,671	71,539,804	2,272,388
Namyang Dairy Products Company Limited	39,989	—	—	39,989	32,684,858	—	29,092
Neopost SA	2,044,437	—	—	2,044,437	154,780,441	—	8,982,147
NSC Groupe	69,500	—	—	69,500	5,567,451	—	157,523
Robertet SA	157,260	—	—	157,260	38,433,538	—	521,578
Sabeton SA	385,000	—	—	385,000	6,795,535	—	96,495
San Juan Basin Royalty Trust	3,908,035	—	—	3,908,035	61,512,471	—	2,366,499
Scotts Miracle-Gro Company	4,172,577	—	—	4,172,577	245,013,721	—	5,893,765

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Global Fund

Affiliated Securities — (continued)

AFFILIATED SECURITIES	SHARES OCTOBER 31, 2012	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES OCTOBER 31, 2013	MARKET VALUE OCTOBER 31, 2013	REALIZED GAIN/(LOSS)	DIVIDEND INCOME
Shimano, Inc.	6,969,690	—	2,256,000	4,713,690	$412,262,117	$87,825,952	$4,762,492
Société Télévision Francaise 1*	11,803,362	—	3,150,354	8,653,008	166,830,339	3,324,423	7,183,427
T. Hasegawa Company Limited	5,147,000	—	—	5,147,000	72,653,677	—	1,231,083
Total					$3,588,789,088	$228,663,866	$76,147,203

  *  Represents an unaffiliated issuer as of October 31, 2013, as such, amounts represented above will not agree to balances in the Statements of Assets and Liabilities and Statements of Operations.

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
U.S. Common Stocks
Consumer Discretionary	2.93%
Consumer Staples	2.52
Energy	2.79
Financials	8.28
Health Care	0.90
Industrials	5.11
Information Technology	7.80
Materials	1.60
Utilities	1.28
Total U.S. Common Stocks	33.21
International Common Stocks
Consumer Discretionary	4.58
Consumer Staples	3.54
Energy	3.73
Financials	5.81
Health Care	2.83
Industrials	6.91
Information Technology	3.69
Materials	8.21
Telecommunication Services	1.18
Utilities	0.45
Total International Common Stocks	40.93

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Consolidated Schedule of Investments | Year Ended October 31, 2013

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS — (CONTINUED)	PERCENT OF NET ASSETS
International Preferred Stock
Consumer Discretionary	0.30%
Total International Preferred Stock	0.30
Warrant	0.20
Commodity	3.68
U.S. Corporate Bond
Consumer Discretionary	0.01
Total U.S. Corporate Bond	0.01
International Notes and Bonds
Financials	0.15
Government Issues	0.05
Materials	0.07
Total International Notes and Bonds	0.27
Commercial Paper
International Commercial Paper	6.44
U.S. Commercial Paper	14.74
Total Commercial Paper	21.18
Covered Call Options Written	0.00
Total Investments	99.78%

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Fund Overview | Data as of October 31, 2013 (unaudited)

INVESTMENT OBJECTIVE

The First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. Management's research-driven process seeks to minimize risk by focusing on undervalued securities.

Average Annual Returns
	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Overseas Fund (A Shares)
without sales load	15.52%	12.79%	10.65%
with sales load	9.75	11.63	10.08
MSCI EAFE Index	26.88	11.99	7.71
Consumer Price Index	0.96	1.52	2.36

Asset Allocation*

Countries**
Japan	23.77%
France	10.95
Canada	6.64
Germany	4.58
United States	3.86
Switzerland	3.26
Mexico	3.15
United Kingdom	2.90
South Korea	2.16
Singapore	2.13
South Africa	1.61
Hong Kong	1.47
Thailand	1.29
Austria	1.21
Sweden	0.99
Netherlands	0.92
Ireland	0.91
Greece	0.85
Australia	0.79
Spain	0.73
Bermuda	0.66
Norway	0.64
Italy	0.57
Belgium	0.56
Israel	0.43
Taiwan	0.34
Turkey	0.25
Malaysia	0.23
Mauritius	0.12

*  Asset Allocation and Countries percentages are based on total investments in the portfolio.

**  Country allocations reflect country of the issuer (not currency of issue) and exclude short term investments. Bonds of non-U.S. issuers may be U.S. dollar denominated.

  The Fund's portfolio composition is subject to change at any time.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Overseas Fund

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI EAFE Index is a total return index, reported in U.S. Dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 22 countries and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings*
Gold Bullion (precious metal)	3.67%
Keyence Corporation (Japanese sensors manufacturer)	2.15
Grupo Televisa S.A.B., ADR (Mexican media company)	2.09
SMC Corporation (Japanese automated control devices manufacturer)	1.84
Total SA (French energy company)	1.84
Secom Company Limited (Japanese security services provider)	1.74
Fanuc Corporation (Japanese industrial manufacturing company)	1.71
HeidelbergCement AG (German cement company)	1.55
KDDI Corporation (Japanese telecommunications company)	1.53
Canadian Natural Resources Limited (Canadian energy company)	1.43
Total	19.55%

*  Holdings in cash, commercial paper and other short term cash equivalents have been excluded. Percentages are based on total net assets.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

First Eagle Overseas Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks — 72.45%
International Common Stocks — 72.27%
Australia 0.79%
11,735,292	Newcrest Mining Limited	$249,853,632	$114,243,608
Austria 1.21%
5,915,786	Wienerberger AG (a)	88,605,266	102,891,896
1,497,779	OMV AG	60,437,488	71,471,166
		149,042,754	174,363,062
Belgium 0.56%
788,508	Groupe Bruxelles Lambert SA	60,174,722	70,413,110
98,473	Sofina SA	8,428,556	10,432,740
		68,603,278	80,845,850
Bermuda 0.66%
1,501,500	Jardine Matheson Holdings Limited	55,390,800	81,816,735
1,189,958	Hiscox Limited	10,562,041	12,621,273
		65,952,841	94,438,008
Canada 6.55%
6,484,098	Canadian Natural Resources Limited	187,009,526	205,782,192
5,974,278	Cenovus Energy, Inc.	158,949,360	177,555,542
5,364,723	Goldcorp, Inc.	162,169,134	136,424,906
4,331,099	Potash Corporation of Saskatchewan, Inc.	166,886,332	134,697,179
3,533,546	Agnico-Eagle Mines Limited	123,390,960	104,923,593
8,606,885	Penn West Petroleum Limited	134,619,835	96,311,043
13,227,434	Kinross Gold Corporation	67,525,604	67,063,090
1,100,050	EnCana Corporation	14,298,776	19,712,896
1,266,835	Catalyst Paper Corporation (a)(b)(c)(d)	27,586,952	1,263,615
		1,042,436,479	943,734,056
France 10.73%
4,313,250	Total SA	224,492,499	265,085,968
5,176,813	Bouygues SA	189,847,951	202,359,559
1,660,633	Sanofi	135,351,026	177,085,966
4,677,267	Carrefour SA	148,208,450	171,337,999
1,472,625	Sodexo	40,712,418	142,941,077
2,605,941	Compagnie de Saint-Gobain	109,283,280	137,088,122
3,953,564	Société Télévision Francaise 1	57,939,701	76,224,871
505,501	Wendel SA	10,862,584	70,556,124
827,900	Neopost SA	44,073,366	62,678,736

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Consolidated Schedule of Investments | Year Ended October 31, 2013

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 72.27% — (continued)
France 10.73% — (continued)
235,837	Robertet SA (a)	$20,591,064	$57,637,353
51,500	Robertet SA CI (c)(e)(f)	2,151,628	8,104,202
558,938	Laurent-Perrier (a)	19,851,603	52,219,749
648,834	Legrand SA	22,223,920	36,850,302
442,830	Société Foncière Financière et de Participations (b)	29,139,582	25,631,378
896,416	Legris Industries SA (a)(b)(c)(d)(e)	23,119,325	20,410,904
364,373	Gaumont SA	21,698,753	17,760,706
146,562	BioMerieux	11,367,766	14,717,630
11,593,581	FINEL (a)(b)(c)(d)(e)(g)	9,166,547	5,666,823
100,000	Sabeton SA (b)	1,463,142	1,765,074
		1,121,544,605	1,546,122,543
Germany 3.86%
2,840,411	HeidelbergCement AG	152,136,558	223,912,222
6,446,343	Deutsche Wohnen AG	67,848,829	121,309,894
1,371,345	Daimler AG	62,617,706	112,535,817
2,985,955	Hamburger Hafen und Logistik AG	87,574,308	75,002,298
296,503	Fraport AG	8,930,449	22,975,054
		379,107,850	555,735,285
Greece 0.85%
9,086,616	Jumbo SA (a)(b)	48,664,050	122,139,729
Hong Kong 1.47%
7,806,340	Guoco Group Limited	57,283,838	96,660,472
24,680,115	Hopewell Holdings Limited	65,895,797	83,243,262
8,508,741	Great Eagle Holdings Limited	27,982,800	30,345,246
10,851,720	City e-Solutions Limited (b)(c)	323,358	1,140,739
		151,485,793	211,389,719
Ireland 0.91%
5,148,559	CRH PLC	90,816,793	125,726,626
1,547,320	Beazley PLC	5,085,535	5,676,463
		95,902,328	131,403,089
Israel 0.43%
7,510,515	Israel Chemicals Limited	75,169,596	62,150,111
Italy 0.56%
7,315,306	Italcementi S.p.A. RSP	87,341,485	34,365,936
1,197,736	Italmobiliare S.p.A. RSP (b)	50,324,930	23,303,807

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Overseas Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 72.27% — (continued)
Italy 0.56% — (continued)
168,142	Italmobiliare S.p.A. (b)	$19,250,153	$5,479,073
1,385,400	Recordati S.p.A.	9,200,042	18,189,520
		166,116,610	81,338,336
Japan 23.74%
724,300	Keyence Corporation	133,083,138	309,372,521
1,141,590	SMC Corporation	145,885,808	264,470,866
4,170,700	Secom Company Limited	178,984,614	250,250,483
1,537,040	Fanuc Corporation	153,201,753	245,726,318
4,070,400	KDDI Corporation	129,140,567	219,809,051
7,730,800	MS&AD Insurance Group Holdings	179,151,117	198,517,950
2,252,470	Shimano, Inc.	30,397,762	197,002,359
7,316,700	NKSJ Holdings, Inc.	201,780,857	188,107,573
7,118,930	Hoya Corporation	151,068,607	170,353,323
2,932,840	Astellas Pharma, Inc.	118,711,986	162,852,704
1,028,300	Hirose Electric Company Limited	113,046,859	156,237,181
5,075,850	Mitsubishi Estate Company Limited	85,221,118	144,382,716
1,222,300	Ono Pharmaceutical Company Limited	42,975,549	91,986,372
2,146,230	Nissin Foods Holdings Company Limited	76,085,758	91,672,592
6,736,430	Kansai Paint Company Limited	52,830,721	89,883,008
2,631,260	Nomura Research Institute Limited	50,223,890	88,038,700
2,656,270	MISUMI Group, Inc.	43,868,090	77,502,681
2,485,480	Daiichikosho Company Limited	27,081,144	70,901,774
6,407,900	Japan Wool Textile Company Limited (a)	48,358,369	50,374,318
2,023,800	Chofu Seisakusho Company Limited (a)	33,120,144	46,823,401
3,206,911	T. Hasegawa Company Limited (a)	43,073,853	45,267,899
2,254,200	Nitto Kohki Company Limited (a)	37,923,681	42,571,437
1,880,224	Nagaileben Company Limited	18,352,756	30,996,065
508,106	SK Kaken Company Limited	9,470,131	28,885,514
1,299,640	As One Corporation (a)	26,525,156	28,654,729
488,980	Shin-Etsu Chemical Company Limited	22,769,653	27,499,841
1,837,300	Seikagaku Corporation	13,574,844	23,767,371
2,068,330	Maezawa Kasei Industries Company Limited (a)	31,939,631	21,981,133
2,535,900	Yomeishu Seizo Company Limited (a)	22,847,623	20,967,016

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Consolidated Schedule of Investments | Year Ended October 31, 2013

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 72.27% — (continued)
Japan 23.74% — (continued)
493,250	Mandom Corporation	$6,249,764	$16,879,754
199,150	Kobayashi Pharmaceutical Company Limited	9,171,366	11,119,023
464,300	OSG Corporation	4,623,751	7,484,140
		2,240,740,060	3,420,339,813
Malaysia 0.23%
24,617,950	Genting Malaysia Berhad	20,600,283	33,702,380
Mexico 3.15%
9,913,871	Grupo Televisa S.A.B., ADR	205,791,189	301,778,233
5,543,609	Fresnillo PLC	96,608,773	86,708,471
2,246,692	Industrias Peñoles S.A.B. de C.V.	1,833,689	65,233,236
		304,233,651	453,719,940
Netherlands 0.91%
560,446	HAL Trust	20,803,015	77,996,878
5,838,866	TNT Express NV	60,453,524	53,908,470
		81,256,539	131,905,348
Norway 0.64%
11,393,841	Orkla ASA	83,103,593	92,348,095
Singapore 2.12%
25,512,113	Haw Par Corporation Limited (a)	76,875,317	152,596,200
70,167,015	ComfortDelGro Corporation Limited	68,385,814	108,735,714
16,373,450	Singapore Airport Terminal Services Limited	18,528,182	44,815,432
		163,789,313	306,147,346
South Africa 1.06%
5,312,877	AngloGold Ashanti Limited, ADR	85,033,348	80,224,443
12,311,178	Gold Fields Limited, ADR	110,560,691	56,631,419
3,275,059	Harmony Gold Mining Company Limited, ADR	30,822,097	11,135,200
819,436	Sibanye Gold Limited, ADR	4,656,927	4,605,230
		231,073,063	152,596,292
South Korea 2.10%
2,079,636	KT&G Corporation	121,672,848	151,941,353
35,325	Lotte Confectionery Company Limited	12,445,892	60,576,172
186,884	Nong Shim Company Limited	43,886,371	45,278,518
872,463	Fursys, Inc. (a)	10,110,165	25,744,136

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Overseas Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 72.27% — (continued)
South Korea 2.10% — (continued)
22,950	Namyang Dairy Products Company Limited	$4,912,653	$18,758,096
		193,027,929	302,298,275
Spain 0.73%
1,688,700	Red Electrica Corporation SA	84,248,760	105,263,881
Sweden 0.99%
3,013,030	Investor AB, Class 'A'	59,333,861	94,435,443
1,515,198	Investor AB, Class 'B'	29,407,014	48,682,375
		88,740,875	143,117,818
Switzerland 3.25%
2,810,500	Nestlé SA	92,700,397	202,885,050
2,413,791	Pargesa Holding SA	129,478,661	192,204,111
157,154	Rieter Holding AG	19,522,299	32,960,166
172,385	Autoneum Holding AG	8,402,598	22,988,466
137,452	Kuehne & Nagel International AG	1,733,811	17,375,593
		251,837,766	468,413,386
Taiwan 0.34%
20,184,980	Taiwan Secom Company Limited	32,105,415	48,917,462
Thailand 1.29%
14,068,859	Bangkok Bank PCL, NVDR	47,289,992	93,114,376
210,130,685	Thai Beverage PCL	35,453,479	92,192,258
		82,743,471	185,306,634
Turkey 0.25%
3,205,889	Yazicilar Holding AS	21,541,251	35,652,216
United Kingdom 2.89%
31,592,414	WM Morrison Supermarkets PLC	139,403,240	142,645,188
3,194,828	Berkeley Group Holdings PLC	38,894,900	119,868,482
3,995,640	GlaxoSmithKline PLC	76,140,895	105,292,570
2,055,388	Anglo American PLC	51,610,549	48,939,771
		306,049,584	416,746,011
Total International Common Stocks		7,798,971,369	10,414,378,293
U.S. Common Stock — 0.18%
Materials 0.18%
958,483	Newmont Mining Corporation	26,165,171	26,128,246
Total Common Stocks		7,825,136,540	10,440,506,539

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Consolidated Schedule of Investments | Year Ended October 31, 2013

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Preferred Stocks — 0.69%
Germany 0.63%
1,160,182	Hornbach Holding AG	$39,421,559	$91,363,704
South Korea 0.06%
27,183	Namyang Dairy Products Company Limited	387,445	7,918,498
Total International Preferred Stocks		39,809,004	99,282,202
Right — 0.00%
55,324	Pfleiderer Atlantik Raco RI Rights (b)(c)(e)	7,625	0
OUNCES
Commodity — 3.67%
399,263	Gold bullion (b)	205,232,834	528,551,814
PRINCIPAL
Term Loans — 0.08%
Germany 0.08%
72 EUR	Atlantik Commitment Fee Facility due 05/30/17 (b)(c)(e)	0	0
609,009 EUR	Atlantik Duration Fee Facility due 05/30/17 (b)(c)(e)	0	0
132,149 EUR	Atlantik Senior Debt due 05/30/17 (b)(c)	0	179,425
1,880,723 EUR	Atlantik Senior Debt 79.5M 6.00% due 05/30/17 (c)(h)	2,553,647	2,553,550
371,719 EUR	Atlantik Senior Debt Term Facility 1A 6.00% due 05/30/17 (c)(h)	504,720	504,701
364,387 EUR	Atlantik Senior Debt Term Facility 2A 6.00% due 05/30/17 (c)(h)	494,765	494,746
346,348 EUR	Atlantik Senior Debt Term Facility 3A 6.00% due 05/30/17 (c)(h)	470,272	470,254
219,842 EUR	Atlantik Senior Debt Term Facility 4A 6.00% due 05/30/17 (c)(h)	298,502	298,490
1,996,449 EUR	Atlantik Standstill Accrued Interest Facility due 05/30/17 (b)(c)(e)	0	0
4,000,000 EUR	Atlantik Subordinated Debt 79.5M 15.00% due 05/30/17 (c)(h)	5,431,204	0

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Overseas Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Term Loans — 0.08% — (continued)
Germany 0.08% — (continued)
790,586 EUR	Atlantik Subordinated Debt Term Facility 1A 15.00% due 05/30/17 (c)(h)	$1,073,458	$0
774,993 EUR	Atlantik Subordinated Debt Term Facility 2A 15.00% due 05/30/17 (c)(h)	1,052,286	0
739,302 EUR	Atlantik Subordinated Debt Term Facility 3A 15.00% due 05/30/17 (c)(h)	1,003,825	0
469,266 EUR	Atlantik Subordinated Debt Term Facility 4A 15.00% due 05/30/17 (c)(h)	637,170	0
4,119,277 EUR	Pfleiderer AG 79.5M 4.19% due 11/30/16 (c)(h)(i)	5,593,158	4,194,709
264,297 EUR	Pfleiderer AG Debt due 11/30/16 (b)(c)	0	269,137
814,161 EUR	Pfleiderer AG Term Facility 1A 4.19% due 11/30/16 (c)(h)(i)	1,105,469	829,070
798,102 EUR	Pfleiderer AG Term Facility 2A 4.19% due 11/30/16 (c)(h)(i)	1,083,664	812,717
761,348 EUR	Pfleiderer AG Term Facility 3A 4.19% due 11/30/16 (c)(h)(i)	1,033,759	775,290
483,259 EUR	Pfleiderer AG Term Facility 4A 4.19% due 11/30/16 (c)(h)(i)	656,169	492,109
230,294 EUR	Pfleiderer AG Term Loan B 4.13% due 05/12/18 (c)	329,942	306,428
Total Term Loans		23,322,010	12,180,626
International Bonds — 0.96%
International Convertible Bond — 0.13%
Mauritius 0.13%
18,400,000 USD	Golden Agri-Resources Limited 2.50% due 10/04/17 (c)(j)(k)	16,933,194	17,779,000
International Corporate Bonds — 0.83%
Canada 0.08%
21,221,754 USD	Catalyst Paper Corporation 11.00% due 10/30/17 (d)(h)	22,191,558	12,202,509
France 0.20%
10,432,764 EUR	Emin Leydier SA FRN 7.32% due 07/31/16 (c)(d)(e)(h)(i)	14,857,059	14,165,078
11,504,021 EUR	FINEL 9.50% due 06/30/17 (b)(c)(d)(e)(h)	14,365,842	11,714,683

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Consolidated Schedule of Investments | Year Ended October 31, 2013

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Corporate Bonds — 0.83% — (continued)
France 0.20% — (continued)
1,950,000 EUR	Wendel SA 4.875% due 09/21/15	$2,059,354	$2,814,675
		31,282,255	28,694,436
South Africa 0.55%
73,500,000 USD	AngloGold Ashanti Holdings PLC 8.50% due 07/30/20	73,801,555	79,012,500
Total International Corporate Bonds		127,275,368	119,909,445
Total International Bonds		144,208,562	137,688,445
Commercial Paper — 22.00%
International Commercial Paper — 6.98%
Australia 0.64%
11,414,000 USD	Telstra Corporation Limited 0.10% due 12/04/13	11,412,954	11,412,954
4,773,000 USD	Telstra Corporation Limited 0.12% due 11/01/13	4,773,000	4,773,000
11,219,000 USD	Telstra Corporation Limited 0.12% due 11/06/13	11,218,813	11,218,813
11,257,000 USD	Telstra Corporation Limited 0.12% due 12/02/13	11,255,837	11,255,837
6,310,000 USD	Telstra Corporation Limited 0.12% due 12/16/13	6,309,053	6,309,053
14,947,000 USD	Telstra Corporation Limited 0.15% due 11/12/13	14,946,315	14,946,315
14,947,000 USD	Telstra Corporation Limited 0.15% due 11/13/13	14,946,253	14,946,253
4,444,000 USD	Telstra Corporation Limited 0.16% due 12/03/13	4,443,368	4,443,368
13,118,000 USD	Telstra Corporation Limited 0.16% due 12/17/13	13,115,318	13,115,318
Canada 0.42%
4,995,000 USD	Suncor Energy, Inc. 0.23% due 01/10/14	4,992,766	4,992,173
7,406,000 USD	Suncor Energy, Inc. 0.24% due 12/16/13	7,403,778	7,403,778
10,746,000 USD	Suncor Energy, Inc. 0.26% due 01/16/14	10,740,102	10,739,312
19,966,000 USD	Suncor Energy, Inc. 0.27% due 12/11/13	19,960,010	19,960,010

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Overseas Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 6.98% — (continued)
Canada 0.42% — (continued)
8,322,000 USD	Suncor Energy, Inc. 0.24% due 11/21/13	$8,320,890	$8,320,890
8,692,000 USD	Suncor Energy, Inc. 0.26% due 01/06/14	8,687,857	8,687,390
France 1.47%
17,565,000 USD	Air Liquide SA 0.12% due 12/13/13	17,562,541	17,562,541
15,337,000 USD	Air Liquide SA 0.13% due 12/20/13	15,334,286	15,334,286
4,039,000 USD	Air Liquide SA 0.15% due 11/27/13	4,038,562	4,038,562
14,947,000 USD	EI du Pont de Nemours & Company 0.06% due 11/05/13	14,946,900	14,946,900
10,712,000 USD	EI du Pont de Nemours & Company 0.06% due 12/02/13	10,711,447	10,711,447
10,806,000 USD	EI du Pont de Nemours & Company 0.07% due 11/05/13	10,805,916	10,805,916
14,947,000 USD	EI du Pont de Nemours & Company 0.07% due 11/07/13	14,946,826	14,946,826
5,615,000 USD	EI du Pont de Nemours & Company 0.07% due 11/08/13	5,614,924	5,614,924
4,661,000 USD	EI du Pont de Nemours & Company 0.07% due 11/21/13	4,660,819	4,660,819
9,211,000 USD	EI du Pont de Nemours & Company 0.07% due 11/22/13	9,210,624	9,210,624
11,414,000 USD	EI du Pont de Nemours & Company 0.07% due 12/06/13	11,413,223	11,413,223
10,495,000 USD	EI du Pont de Nemours & Company 0.08% due 12/05/13	10,494,207	10,494,207
5,785,000 USD	GDF Suez SA 0.21% due 11/06/13	5,784,831	5,784,831
6,363,000 USD	GDF Suez SA 0.21% due 11/07/13	6,362,777	6,362,777
11,690,000 USD	GDF Suez SA 0.21% due 01/06/14	11,685,500	11,685,975
13,432,000 USD	GDF Suez SA 0.21% due 01/08/14	13,426,672	13,427,212
18,281,000 USD	GDF Suez SA 0.22% due 11/13/13	18,279,659	18,279,659
5,287,000 USD	GDF Suez SA 0.22% due 01/28/14	5,284,157	5,284,399
12,619,000 USD	Électricité de France SA 0.13% due 12/20/13	12,616,767	12,616,767

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Consolidated Schedule of Investments | Year Ended October 31, 2013

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 6.98% — (continued)
France 1.47% — (continued)
9,022,000 USD	Électricité de France SA 0.19% due 11/12/13	$9,021,476	$9,021,476
Germany 0.63%
11,414,000 USD	BASF AG 0.07% due 12/16/13	11,413,001	11,413,001
11,257,000 USD	BASF AG 0.07% due 12/17/13	11,255,993	11,255,993
17,121,000 USD	Siemens Company 0.08% due 12/03/13	17,119,783	17,119,783
13,511,000 USD	Siemens Company 0.08% due 12/09/13	13,509,859	13,509,859
26,021,000 USD	Siemens Company 0.08% due 12/27/13	26,017,762	26,017,762
1,132,000 USD	Siemens Company 0.09% due 12/19/13	1,131,864	1,131,864
10,429,000 USD	Siemens Company 0.11% due 12/03/13	10,427,980	10,427,980
Italy 0.57%
2,827,000 USD	Eni S.p.A. 0.33% due 12/11/13	2,825,963	2,825,963
22,645,000 USD	Eni S.p.A. 0.37% due 11/08/13	22,643,415	22,643,415
8,261,000 USD	Eni S.p.A. 0.37% due 11/15/13	8,259,844	8,259,844
10,023,000 USD	Eni S.p.A. 0.39% due 12/19/13	10,017,922	10,017,922
19,423,000 USD	Eni S.p.A. 0.39% due 12/20/13	19,412,954	19,412,954
18,890,000 USD	Eni S.p.A. 0.39% due 01/03/14	18,877,437	18,881,503
Japan 0.17%
5,516,000 USD	Hitachi Limited 0.36% due 11/20/13	5,514,981	5,514,981
9,086,000 USD	Hitachi Limited 0.36% due 11/22/13	9,084,145	9,084,145
5,661,000 USD	Mitsui & Company Limited 0.16% due 11/21/13	5,660,497	5,660,497
3,946,000 USD	Mitsui & Company Limited 0.16% due 01/23/14	3,944,544	3,944,195

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Overseas Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 6.98% — (continued)
Switzerland 1.90%
4,993,000 USD	Nestlé SA 0.03% due 12/02/13	$4,992,871	$4,992,871
4,993,000 USD	Nestlé SA 0.03% due 12/06/13	4,992,854	4,992,854
4,578,000 USD	Nestlé SA 0.03% due 12/09/13	4,577,855	4,577,855
8,322,000 USD	Nestlé SA 0.03% due 12/19/13	8,321,667	8,321,667
10,326,000 USD	Nestlé SA 0.04% due 12/18/13	10,325,461	10,325,461
6,245,000 USD	Nestlé SA 0.04% due 01/27/14	6,244,396	6,243,946
10,408,000 USD	Nestlé SA 0.04% due 02/03/14	10,406,913	10,405,940
3,959,000 USD	Nestlé SA 0.05% due 11/20/13	3,958,896	3,958,896
11,323,000 USD	Nestlé SA 0.05% due 12/19/13	11,322,245	11,322,245
19,678,000 USD	Nestlé SA 0.05% due 01/22/14	19,675,759	19,675,050
5,048,000 USD	Nestlé SA 0.05% due 01/23/14	5,047,418	5,047,223
4,088,000 USD	Nestlé SA 0.06% due 11/05/13	4,087,973	4,087,973
8,844,000 USD	Nestlé SA 0.06% due 11/06/13	8,843,926	8,843,926
2,492,000 USD	Nestlé SA 0.06% due 11/15/13	2,491,942	2,491,942
12,459,000 USD	Nestlé SA 0.07% due 11/19/13	12,458,564	12,458,564
7,985,000 USD	Nestlé SA 0.08% due 11/25/13	7,984,574	7,984,574
7,893,000 USD	Nestlé SA 0.08% due 01/07/14	7,891,898	7,892,180
18,910,000 USD	Nestlé SA 0.08% due 01/07/14	18,907,360	18,908,035
13,432,000 USD	Nestlé SA 0.08% due 01/16/14	13,429,731	13,430,247
12,230,000 USD	Roche Holdings, Inc. 0.03% due 11/21/13	12,229,796	12,229,796
7,926,000 USD	Roche Holdings, Inc. 0.04% due 11/19/13	7,925,842	7,925,842
5,547,000 USD	Roche Holdings, Inc. 0.04% due 12/13/13	5,546,741	5,546,741

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Consolidated Schedule of Investments | Year Ended October 31, 2013

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 6.98% — (continued)
Switzerland 1.90% — (continued)
5,424,000 USD	Roche Holdings, Inc. 0.05% due 11/14/13	$5,423,902	$5,423,902
12,812,000 USD	Roche Holdings, Inc. 0.05% due 11/19/13	12,811,680	12,811,680
8,645,000 USD	Roche Holdings, Inc. 0.05% due 11/20/13	8,644,772	8,644,772
5,977,000 USD	Roche Holdings, Inc. 0.05% due 01/23/14	5,976,311	5,974,685
6,172,000 USD	Roche Holdings, Inc. 0.06% due 12/20/13	6,171,496	6,171,496
11,437,000 USD	Roche Holdings, Inc. 0.09% due 12/11/13	11,435,856	11,435,856
7,343,000 USD	Roche Holdings, Inc. 0.09% due 12/20/13	7,342,101	7,342,101
12,603,000 USD	Roche Holdings, Inc. 0.10% due 12/16/13	12,601,425	12,601,425
11,744,000 USD	Roche Holdings, Inc. 0.11% due 01/15/14	11,741,309	11,740,008
United Kingdom 1.18%
20,361,000 USD	AstraZeneca PLC 0.07% due 11/15/13	20,360,446	20,360,446
24,829,000 USD	AstraZeneca PLC 0.07% due 12/05/13	24,827,359	24,827,359
12,812,000 USD	AstraZeneca PLC 0.08% due 12/09/13	12,810,918	12,810,918
13,858,000 USD	AstraZeneca PLC 0.08% due 12/17/13	13,856,583	13,856,583
10,495,000 USD	AstraZeneca PLC 0.08% due 12/18/13	10,493,904	10,493,904
11,955,000 USD	AstraZeneca PLC 0.08% due 01/24/14	11,952,769	11,950,286
15,710,000 USD	AstraZeneca PLC 0.09% due 11/18/13	15,709,332	15,709,332
12,170,000 USD	BP Capital Markets PLC 0.05% due 11/29/13	12,169,527	12,169,527
10,848,000 USD	Centrica PLC 0.27% due 11/04/13	10,847,756	10,847,756
1,325,000 USD	Centrica PLC 0.30% due 11/13/13	1,324,867	1,324,867
8,678,000 USD	Centrica PLC 0.30% due 11/25/13	8,676,264	8,676,264

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Overseas Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 6.98% — (continued)
United Kingdom 1.18% — (continued)
5,677,000 USD	Centrica PLC 0.31% due 11/20/13	$5,676,071	$5,676,071
11,257,000 USD	GlaxoSmithKline PLC 0.10% due 12/02/13	11,256,031	11,256,031
6,862,000 USD	GlaxoSmithKline PLC 0.12% due 12/09/13	6,861,131	6,861,131
3,157,000 USD	GlaxoSmithKline PLC 0.12% due 01/10/14	3,156,263	3,155,836
Total International Commercial Paper		1,005,639,127	1,005,635,560
U.S. Commercial Paper — 15.02%
$8,184,000	3M Company 0.04% due 12/06/13	8,183,682	8,183,682
14,838,000	3M Company 0.04% due 12/09/13	14,837,373	14,837,373
16,885,000	3M Company 0.04% due 12/18/13	16,884,118	16,884,118
12,359,000	3M Company 0.05% due 12/09/13	12,358,348	12,358,348
7,906,000	3M Company 0.06% due 11/27/13	7,905,657	7,905,657
3,900,000	Abbott Laboratories 0.06% due 11/22/13	3,899,863	3,899,863
1,808,000	Abbott Laboratories 0.06% due 12/19/13	1,807,855	1,807,855
10,441,000	Abbott Laboratories 0.07% due 12/19/13	10,440,025	10,440,025
16,580,000	Abbott Laboratories 0.08% due 12/17/13	16,578,305	16,578,305
10,850,000	Abbott Laboratories 0.09% due 11/01/13	10,850,000	10,850,000
13,424,000	Abbott Laboratories 0.09% due 11/04/13	13,423,899	13,423,899
12,547,000	Abbott Laboratories 0.09% due 11/05/13	12,546,875	12,546,875
7,095,000	Abbott Laboratories 0.09% due 11/12/13	7,094,805	7,094,805
11,744,000	Abbott Laboratories 0.17% due 12/16/13	11,741,504	11,741,504
11,690,000	Abbott Laboratories 0.17% due 01/03/14	11,686,522	11,688,899

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Consolidated Schedule of Investments | Year Ended October 31, 2013

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 15.02% — (continued)
$11,955,000	Air Products 0.11% due 01/21/14	$11,952,041	$11,949,690
6,049,000	Air Products 0.11% due 01/22/14	6,047,484	6,046,280
6,028,000	Baker Hughes, Inc. 0.11% due 11/04/13	6,027,945	6,027,945
13,560,000	BHP Billiton Finance USA Limited 0.09% due 11/13/13	13,559,593	13,559,593
5,609,000	BHP Billiton Finance USA Limited 0.10% due 11/06/13	5,608,922	5,608,922
22,421,000	BHP Billiton Finance USA Limited 0.10% due 11/15/13	22,420,128	22,420,128
14,370,000	BHP Billiton Finance USA Limited 0.12% due 11/01/13	14,370,000	14,370,000
11,999,000	BHP Billiton Finance USA Limited 0.12% due 11/12/13	11,998,560	11,998,560
19,085,000	BHP Billiton Finance USA Limited 0.12% due 11/14/13	19,084,173	19,084,173
12,459,000	BHP Billiton Finance USA Limited 0.12% due 11/18/13	12,458,294	12,458,294
6,065,000	BHP Billiton Finance USA Limited 0.12% due 12/18/13	6,064,050	6,064,050
13,424,000	BHP Billiton Finance USA Limited 0.13% due 11/05/13	13,423,806	13,423,806
16,645,000	Caterpillar Financial Services Company 0.07% due 11/22/13	16,644,320	16,644,320
6,887,000	Caterpillar Financial Services Company 0.08% due 11/04/13	6,886,954	6,886,954
12,479,000	Caterpillar Financial Services Company 0.08% due 11/15/13	12,478,612	12,478,612
12,948,000	Caterpillar Financial Services Company 0.11% due 11/12/13	12,947,565	12,947,565
15,271,000	Celgene Corporation 0.28% due 11/04/13	15,270,644	15,270,644
12,603,000	Celgene Corporation 0.38% due 01/09/14	12,594,062	12,595,966
9,352,000	Celgene Corporation 0.38% due 01/13/14	9,344,984	9,346,444
5,708,000	Chevron Corporation 0.03% due 12/17/13	5,707,781	5,707,781
3,157,000	Chevron Corporation 0.04% due 12/09/13	3,156,867	3,156,867

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Overseas Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 15.02% — (continued)
$1,903,000	Chevron Corporation 0.04% due 12/11/13	$1,902,915	$1,902,915
9,211,000	Chevron Corporation 0.05% due 11/01/13	9,211,000	9,211,000
11,444,000	Chevron Corporation 0.05% due 11/04/13	11,443,952	11,443,952
6,559,000	Chevron Corporation 0.05% due 11/05/13	6,558,964	6,558,964
12,603,000	Chevron Corporation 0.13% due 12/02/13	12,601,589	12,601,589
16,594,000	Chevron Corporation 0.17% due 01/07/14	16,588,750	16,589,141
17,615,000	Chevron Corporation 0.17% due 01/08/14	17,609,344	17,609,733
12,479,000	Church & Dwight Company, Inc. 0.32% due 11/18/13	12,477,114	12,477,114
6,559,000	Coca-Cola Company 0.07% due 01/08/14	6,558,133	6,557,919
13,275,000	Coca-Cola Company 0.07% due 01/10/14	13,273,193	13,272,722
21,214,000	Coca-Cola Company 0.08% due 12/04/13	21,212,444	21,212,444
6,172,000	Coca-Cola Company 0.08% due 01/10/14	6,171,040	6,170,941
7,571,000	Coca-Cola Company 0.09% due 01/30/14	7,569,297	7,569,067
10,712,000	Coca-Cola Company 0.10% due 01/15/14	10,709,768	10,709,942
12,367,000	Coca-Cola Company 0.10% due 02/10/14	12,363,530	12,363,076
5,977,000	Coca-Cola Company 0.10% due 02/18/14	5,975,190	5,974,808
10,408,000	Coca-Cola Company 0.10% due 02/19/14	10,404,820	10,404,117
12,006,000	Coca-Cola Company 0.11% due 01/16/14	12,003,212	12,003,664
11,690,000	Coca-Cola Company 0.16% due 01/14/14	11,686,155	11,687,808
11,387,000	Coca-Cola Company 0.16% due 01/17/14	11,383,103	11,384,731
4,836,000	ConocoPhillips 0.09% due 11/18/13	4,835,794	4,835,794

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Consolidated Schedule of Investments | Year Ended October 31, 2013

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 15.02% — (continued)
$9,245,000	ConocoPhillips 0.12% due 12/09/13	$9,243,829	$9,243,829
15,030,000	ConocoPhillips 0.15% due 01/17/14	15,025,178	15,027,005
8,378,000	ConocoPhillips 0.19% due 01/09/14	8,374,949	8,376,582
5,673,000	Corning, Inc. 0.20% due 12/02/13	5,672,023	5,672,023
5,520,000	Corning, Inc. 0.20% due 12/06/13	5,518,927	5,518,927
3,631,000	Corning, Inc. 0.20% due 12/11/13	3,630,193	3,630,193
4,462,000	Corning, Inc. 0.21% due 12/11/13	4,460,959	4,460,959
11,961,000	Corning, Inc. 0.21% due 12/13/13	11,958,070	11,958,070
9,613,000	Deere & Company 0.06% due 11/05/13	9,612,936	9,612,936
12,006,000	Deere & Company 0.09% due 12/13/13	12,004,739	12,004,739
11,257,000	Devon Energy Corporation 0.16% due 12/04/13	11,255,349	11,255,349
11,444,000	Devon Energy Corporation 0.17% due 11/08/13	11,443,622	11,443,622
11,437,000	Devon Energy Corporation 0.19% due 12/12/13	11,434,525	11,434,525
1,903,000	Devon Energy Corporation 0.22% due 01/29/14	1,901,965	1,901,573
12,238,000	Devon Energy Corporation 0.25% due 12/11/13	12,234,601	12,234,601
6,243,000	Diageo Capital PLC 0.24% due 12/12/13	6,241,294	6,241,294
7,988,000	Dominion Resources, Inc. 0.28% due 12/06/13	7,985,825	7,985,825
3,302,000	Emerson Electric Company 0.06% due 11/26/13	3,301,862	3,301,862
7,687,000	Emerson Electric Company 0.06% due 12/11/13	7,686,488	7,686,488
5,783,000	Emerson Electric Company 0.07% due 11/04/13	5,782,966	5,782,966
4,788,000	Emerson Electric Company 0.08% due 01/13/14	4,787,223	4,787,124
See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Overseas Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 15.02% — (continued)
$11,094,000	Emerson Electric Company 0.11% due 12/30/13	$11,092,000	$11,092,000
7,865,000	Exxon Mobil Corporation 0.04% due 11/07/13	7,864,948	7,864,948
14,947,000	Exxon Mobil Corporation 0.05% due 11/12/13	14,946,772	14,946,772
4,218,000	Exxon Mobil Corporation 0.05% due 12/05/13	4,217,801	4,217,801
16,641,000	Exxon Mobil Corporation 0.06% due 12/12/13	16,639,863	16,639,863
14,270,000	Exxon Mobil Corporation 0.06% due 01/13/14	14,268,264	14,265,337
13,511,000	Exxon Mobil Corporation 0.08% due 12/10/13	13,509,829	13,509,829
26,237,000	Exxon Mobil Corporation 0.08% due 01/06/14	26,233,152	26,229,431
12,603,000	Exxon Mobil Corporation 0.16% due 12/17/13	12,600,423	12,600,423
11,437,000	General Dynamics Corporation 0.12% due 12/13/13	11,435,399	11,435,399
11,690,000	General Dynamics Corporation 0.15% due 12/12/13	11,688,003	11,688,003
5,845,000	General Dynamics Corporation 0.15% due 12/13/13	5,843,977	5,843,977
17,846,000	General Dynamics Corporation 0.15% due 12/19/13	17,842,431	17,842,431
9,442,000	General Dynamics Corporation 0.18% due 12/12/13	9,440,064	9,440,064
11,101,000	General Mills, Inc 0.14% due 11/07/13	11,100,741	11,100,741
5,163,000	General Mills, Inc 0.15% due 11/06/13	5,162,892	5,162,892
3,781,000	General Mills, Inc 0.21% due 12/04/13	3,780,272	3,780,272
11,437,000	General Mills, Inc 0.24% due 12/09/13	11,434,103	11,434,103
13,560,000	Google, Inc. 0.05% due 11/14/13	13,559,755	13,559,755
27,715,000	Google, Inc. 0.06% due 12/10/13	27,713,199	27,713,199
14,183,000	Google, Inc. 0.06% due 01/28/14	14,180,920	14,180,580

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Consolidated Schedule of Investments | Year Ended October 31, 2013

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 15.02% — (continued)
$11,562,000	Google, Inc. 0.07% due 11/07/13	$11,561,865	$11,561,865
22,956,000	Google, Inc. 0.07% due 12/03/13	22,954,572	22,954,572
7,203,000	Honeywell International, Inc. 0.08% due 01/28/14	7,201,592	7,200,703
22,188,000	International Business Machines Corporation 0.07% due 12/06/13	22,186,490	22,186,490
9,605,000	International Business Machines Corporation 0.08% due 12/05/13	9,604,274	9,604,274
12,270,000	International Business Machines Corporation 0.10% due 01/03/14	12,267,853	12,268,189
18,356,000	International Business Machines Corporation 0.14% due 01/06/14	18,351,289	18,353,096
10,027,000	Johnson & Johnson 0.03% due 11/06/13	10,026,958	10,026,958
36,276,000	Johnson & Johnson 0.03% due 11/08/13	36,275,788	36,275,788
13,858,000	Johnson & Johnson 0.03% due 11/21/13	13,857,769	13,857,769
13,035,000	Johnson & Johnson 0.03% due 12/05/13	13,034,631	13,034,631
9,387,000	Johnson & Johnson 0.04% due 11/01/13	9,387,000	9,387,000
21,214,000	Johnson & Johnson 0.04% due 11/14/13	21,213,694	21,213,694
10,806,000	Johnson & Johnson 0.04% due 11/18/13	10,805,796	10,805,796
10,806,000	Johnson & Johnson 0.04% due 11/19/13	10,805,784	10,805,784
17,615,000	Johnson & Johnson 0.14% due 01/09/14	17,610,273	17,613,048
3,966,000	Medtronic, Inc. 0.05% due 12/17/13	3,965,747	3,965,747
6,231,000	Medtronic, Inc. 0.06% due 11/19/13	6,230,813	6,230,813
16,067,000	Medtronic, Inc. 0.06% due 01/07/14	16,065,206	16,063,207
18,929,000	Medtronic, Inc. 0.07% due 01/14/14	18,926,276	18,923,874

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Overseas Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 15.02% — (continued)
$13,858,000	Merck & Company, Inc. 0.04% due 11/01/13	$13,858,000	$13,858,000
13,511,000	Merck & Company, Inc. 0.06% due 12/03/13	13,510,279	13,510,279
12,230,000	Merck & Company, Inc. 0.06% due 12/05/13	12,229,307	12,229,307
8,322,000	Merck & Company, Inc. 0.06% due 12/06/13	8,321,515	8,321,515
17,217,000	Microsoft Corporation 0.06% due 11/13/13	17,216,656	17,216,656
17,217,000	Microsoft Corporation 0.07% due 11/20/13	17,216,364	17,216,364
10,712,000	Omnicom Group, Inc. 0.29% due 11/21/13	10,710,274	10,710,274
12,238,000	Omnicom Group, Inc. 0.38% due 12/12/13	12,232,843	12,232,843
11,744,000	Omnicom Group, Inc. 0.39% due 12/13/13	11,738,793	11,738,793
7,765,000	Parker-Hannifin Corporation 0.06% due 11/01/13	7,765,000	7,765,000
15,900,000	Parker-Hannifin Corporation 0.06% due 12/12/13	15,898,913	15,898,913
8,222,000	Parker-Hannifin Corporation 0.07% due 11/05/13	8,221,936	8,221,936
5,722,000	PepsiCo, Inc. 0.04% due 11/12/13	5,721,930	5,721,930
9,211,000	PepsiCo, Inc. 0.04% due 11/19/13	9,210,816	9,210,816
9,211,000	PepsiCo, Inc. 0.04% due 11/20/13	9,210,806	9,210,806
8,968,000	PepsiCo, Inc. 0.05% due 11/06/13	8,967,938	8,967,938
12,479,000	PepsiCo, Inc. 0.05% due 11/07/13	12,478,896	12,478,896
16,221,000	PepsiCo, Inc. 0.06% due 11/01/13	16,221,000	16,221,000
8,411,000	PepsiCo, Inc. 0.06% due 11/04/13	8,410,958	8,410,958
13,858,000	Pfizer, Inc. 0.03% due 11/21/13	13,857,769	13,857,769
14,463,000	Philip Morris International, Inc. 0.06% due 11/04/13	14,462,928	14,462,928

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Consolidated Schedule of Investments | Year Ended October 31, 2013

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 15.02% — (continued)
$2,257,000	Philip Morris International, Inc. 0.06% due 12/03/13	$2,256,880	$2,256,880
2,379,000	Philip Morris International, Inc. 0.06% due 12/20/13	2,378,806	2,378,806
10,514,000	Philip Morris International, Inc. 0.07% due 11/06/13	10,513,898	10,513,898
13,516,000	Philip Morris International, Inc. 0.07% due 11/07/13	13,515,842	13,515,842
14,125,000	Philip Morris International, Inc. 0.07% due 11/15/13	14,124,615	14,124,615
11,955,000	Philip Morris International, Inc. 0.08% due 12/19/13	11,953,725	11,953,725
13,029,000	Philip Morris International, Inc. 0.09% due 12/10/13	13,027,730	13,027,730
11,955,000	Philip Morris International, Inc. 0.09% due 12/24/13	11,953,416	11,953,416
12,619,000	Philip Morris International, Inc. 0.10% due 12/26/13	12,617,072	12,617,072
18,515,000	Philip Morris International, Inc. 0.12% due 12/23/13	18,511,791	18,511,791
12,603,000	Philip Morris International, Inc. 0.15% due 12/18/13	12,600,532	12,600,532
11,690,000	Philip Morris International, Inc. 0.18% due 12/27/13	11,686,727	11,686,727
10,784,000	Praxair, Inc. 0.05% due 12/03/13	10,783,521	10,783,521
13,511,000	Praxair, Inc. 0.07% due 12/18/13	13,509,765	13,509,765
11,094,000	Praxair, Inc. 0.09% due 12/12/13	11,092,863	11,092,863
3,946,000	Precision Castparts Corporation 0.09% due 12/12/13	3,945,596	3,945,596
8,562,000	Precision Castparts Corporation 0.10% due 12/18/13	8,560,882	8,560,882
8,561,000	Proctor & Gamble Company 0.06% due 12/20/13	8,560,301	8,560,301
8,875,000	Proctor & Gamble Company 0.08% due 12/19/13	8,874,053	8,874,053
10,027,000	Schlumberger Investments SA 0.13% due 11/14/13	10,026,529	10,026,529
10,027,000	Schlumberger Investments SA 0.13% due 11/18/13	10,026,384	10,026,384

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Overseas Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 15.02% — (continued)
$10,136,000	Schlumberger Investments SA 0.14% due 11/12/13	$10,135,566	$10,135,566
11,744,000	Schlumberger Investments SA 0.14% due 12/10/13	11,742,219	11,742,219
6,912,000	Stanley Black & Decker, Inc. 0.27% due 11/26/13	6,910,704	6,910,704
12,230,000	Toyota Motor Credit Corporation 0.05% due 11/06/13	12,229,915	12,229,915
11,219,000	Toyota Motor Credit Corporation 0.06% due 11/05/13	11,218,925	11,218,925
13,432,000	Toyota Motor Credit Corporation 0.06% due 12/04/13	13,431,261	13,431,261
10,027,000	Toyota Motor Credit Corporation 0.07% due 11/19/13	10,026,649	10,026,649
10,326,000	Toyota Motor Credit Corporation 0.07% due 11/20/13	10,325,618	10,325,618
11,323,000	Toyota Motor Credit Corporation 0.07% due 11/22/13	11,322,538	11,322,538
11,444,000	Toyota Motor Credit Corporation 0.07% due 12/02/13	11,443,310	11,443,310
11,955,000	Toyota Motor Credit Corporation 0.09% due 01/21/14	11,952,579	11,951,215
12,006,000	United Healthcare Company 0.21% due 12/11/13	12,003,199	12,003,199
12,238,000	United Healthcare Company 0.25% due 12/11/13	12,234,601	12,234,601
12,603,000	United Healthcare Company 0.26% due 12/13/13	12,599,177	12,599,177
11,690,000	United Healthcare Company 0.29% due 12/18/13	11,685,574	11,685,574
11,444,000	United Parcel Service, Inc. 0.01% due 12/04/13	11,443,895	11,443,895
11,323,000	United Parcel Service, Inc. 0.03% due 11/07/13	11,322,943	11,322,943
4,793,000	United Parcel Service, Inc. 0.03% due 12/06/13	4,792,860	4,792,860
8,261,000	Verizon Communications, Inc. 0.24% due 11/18/13	8,260,064	8,260,064
5,163,000	Verizon Communications, Inc. 0.24% due 11/21/13	5,162,312	5,162,312
27,015,000	Wal-Mart Stores, Inc. 0.06% due 11/13/13	27,014,460	27,014,460

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Consolidated Schedule of Investments | Year Ended October 31, 2013

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 15.02% — (continued)
$9,584,000	Wal-Mart Stores, Inc. 0.06% due 11/14/13	$9,583,792	$9,583,792
12,006,000	Wal-Mart Stores, Inc. 0.08% due 12/02/13	12,005,173	12,005,173
12,238,000	Wal-Mart Stores, Inc. 0.13% due 12/10/13	12,236,276	12,236,276
11,690,000	Wal-Mart Stores, Inc. 0.17% due 12/16/13	11,687,516	11,687,516
26,479,000	Walt Disney Company 0.05% due 12/16/13	26,477,345	26,477,345
13,511,000	Walt Disney Company 0.06% due 12/04/13	13,510,257	13,510,257
11,437,000	Walt Disney Company 0.06% due 12/10/13	11,436,257	11,436,257
5,528,000	WellPoint, Inc. 0.30% due 11/01/13	5,528,000	5,528,000
9,542,000	WellPoint, Inc. 0.30% due 11/15/13	9,540,887	9,540,887
Total U.S. Commercial Paper		2,164,518,645	2,164,517,210
Total Commercial Paper		3,170,157,772	3,170,152,770
Total Investments — 99.85%		$11,407,874,347	14,388,362,396
Other Assets in Excess of Liabilities — 0.15%			21,820,948
Net Assets — 100.00%			$14,410,183,344

  (a)  An affiliate of the Fund as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities.

  (b)  Non-income producing security/commodity.

  (c)  Security is deemed illiquid. At October 31, 2013, the value of these securities amounted to $92,425,670 or 0.64% of net assets.

  (d)  Represents securities that are subject to legal or contractual restrictions on resale. At October 31, 2013, the value of these securities amounted to $65,423,612 or 0.45% of net assets.

  (e)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $60,061,690 or 0.42% of net assets.

  (f)  Represents non-voting class of shares.

  (g)  Held through Financiere Bleue, LLC, wholly owned subsidiary and disregarded entity for U.S. tax purposes.

  (h)  Payment-in-kind security.

  (i)  Floating rate security. Rate shown is the rate in effect at October 31, 2013.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Overseas Fund

  (j)  Represents a security registered under Regulation S. Bonds sold under Regulation S may not be offered, sold or delivered within the U.S., or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

  (k)  This security is convertible until September 27, 2017.

At October 31, 2013, aggregate cost for federal income tax purposes was $11,907,106,310. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$3,039,477,727
Gross unrealized depreciation	(558,221,641)
Net unrealized appreciation	$2,481,256,086

Abbreviations used in this schedule include:

ADR  — American Depositary Receipt

FRN  — Floating Rate Note

NVDR  — Non-Voting Depository Receipt

PCL  — Public Company Limited

PLC  — Public Limited Company

RSP  — Represents Non-Voting Shares

Currencies

EUR  — Euro

USD  — United States Dollar

RESTRICTED SECURITIES	ACQUISITION DATE	COST	CARRYING VALUE PER SHARE/PRINCIPAL
Catalyst Paper Corporation	09/17/12	$27,586,952	$1.00
Catalyst Paper Corporation 11.00% due 10/30/17	09/17/12	22,191,558	0.58
Emin Leydier SA FRN 7.32% due 07/31/16	07/30/09	14,857,059	1.36
FINEL 9.50% due 06/30/17	06/22/05	14,365,842	1.02
FINEL	07/14/99	9,166,547	0.49
Legris Industries SA	04/30/04	23,119,325	22.77
Foreign Currency Exchange Contracts — Sales
SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE DELIVERED		U.S. $ TO BE RECEIVED	U.S. $ VALUE AT OCTOBER 31, 2013	UNREALIZED APPRECIATION AT OCTOBER 31, 2013	UNREALIZED DEPRECIATION AT OCTOBER 31, 2013
12/18/13	71,354,000	Euro	$95,202,647	$96,888,172	$—	$(1,685,525)
01/15/14	131,207,000	Euro	168,624,612	178,164,806	—	(9,540,194)
02/19/14	250,060,000	Euro	329,974,486	339,557,709	—	(9,583,223)
03/19/14	188,919,000	Euro	254,096,266	256,562,193	—	(2,465,927)
04/16/14	111,698,000	Euro	151,364,770	151,700,250	—	(335,480)
12/18/13	15,412,471,000	Japanese Yen	162,580,121	156,784,052	5,796,069	—
01/15/14	26,911,314,000	Japanese Yen	269,519,315	273,818,297	—	(4,298,982)
02/19/14	45,932,004,000	Japanese Yen	465,638,726	467,313,789	—	(1,675,063)
03/19/14	30,671,200,000	Japanese Yen	309,513,094	312,204,836	—	(2,691,742)
04/16/14	15,226,562,000	Japanese Yen	155,343,092	155,023,512	319,580	—
			$2,361,857,129	$2,388,017,616	$6,115,649	$(32,276,136)

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Consolidated Schedule of Investments | Year Ended October 31, 2013

Affiliated Securities
AFFILIATED SECURITIES	SHARES OCTOBER 31, 2012	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES OCTOBER 31, 2013	MARKET VALUE OCTOBER 31, 2013	REALIZED GAIN/(LOSS)	DIVIDEND INCOME
As One Corporation	1,286,140	13,500	—	1,299,640	$28,654,729	$—	$681,563
Catalyst Paper Corporation	1,217,500	49,335	—	1,266,835	1,263,615	—	—
Chofu Seisakusho Company Limited	2,023,800	—	—	2,023,800	46,823,401	—	617,532
FINEL	11,593,581	—	—	11,593,581	5,666,823	—	—
Fursys, Inc.	872,463	—	—	872,463	25,744,136	—	444,298
Haw Par Corporation Limited	23,192,830	2,319,283	—	25,512,113	152,596,200	—	3,770,446
Japan Wool Textile Company Limited	6,577,300	—	169,400	6,407,900	50,374,318	(62,074)	1,216,271
Jumbo SA	10,722,438	—	1,635,822	9,086,616	122,139,729	7,614,243	—
Laurent- Perrier	558,938	—	—	558,938	52,219,749	—	620,453
Legris Industries SA#	896,416	—	—	896,416	20,410,904	—	—
Maezawa Kasei Industries Company Limited	2,068,330	—	—	2,068,330	21,981,133	—	497,020
Matsumoto Yushi-Seiyaku Company Limited*	974,746	—	974,746	—	—	(3,511,090)	—
Nagaileben Company Limited*	2,013,324	—	133,100	1,880,224	30,996,065	665,493	803,631
Nitto Kohki Company Limited	2,657,590	—	403,390	2,254,200	42,571,437	(783,211)	791,234
Robertet SA	235,837	—	—	235,837	57,637,353	—	782,191
Shingakukai Company Limited*	1,305,700	—	1,305,700	—	—	(4,444,737)	28,911
T. Hasegawa Company Limited	3,206,911	—	—	3,206,911	45,267,899	—	767,044
Wienerberger AG	5,915,786	—	—	5,915,786	102,891,896	—	778,792

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Overseas Fund

Affiliated Securities — (continued)
AFFILIATED SECURITIES	SHARES OCTOBER 31, 2012	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES OCTOBER 31, 2013	MARKET VALUE OCTOBER 31, 2013	REALIZED GAIN/(LOSS)	DIVIDEND INCOME
Yomeishu Seizo Company Limited	2,535,900	—	—	2,535,900	$20,967,016	$—	$448,934
Total					$828,206,403	$(521,376)	$12,248,320

  #  Formerly known as Fregate.

  *  Represents an unaffiliated issuer as of October 31, 2013, as such, amounts represented above will not agree to balances in the Statements of Assets and Liabilities and Statements of Operations.

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
International Common Stocks
Consumer Discretionary	9.31%
Consumer Staples	8.15
Energy	5.81
Financials	10.28
Health Care	5.58
Industrials	14.02
Information Technology	5.46
Materials	11.40
Telecommunication Services	1.53
Utilities	0.73
Total International Common Stocks	72.27
U.S. Common Stock
Materials	0.18
Total U.S. Common Stock	0.18
International Preferred Stocks
Consumer Discretionary	0.63
Consumer Staples	0.06
Total International Preferred Stocks	0.69
Right	0.00

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Consolidated Schedule of Investments | Year Ended October 31, 2013

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS — (CONTINUED)	PERCENT OF NET ASSETS
Commodity	3.67%
Term Loans	0.08
International Convertible Bond
Consumer Staples	0.13
Total International Convertible Bond	0.13
International Corporate Bonds
Financials	0.10
Materials	0.73
Total International Corporate Bonds	0.83
Commercial Paper
International Commercial Paper	6.98
U.S. Commercial Paper	15.02
Total Commercial Paper	22.00
Total Investments	99.85%

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Fund Overview | Data as of October 31, 2013 (unaudited)

INVESTMENT OBJECTIVE

The First Eagle U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its assets in domestic equity and debt securities. Management utilizes a highly disciplined, bottom-up, value-oriented approach in achieving its investment objective.

Average Annual Returns
	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle U.S. Value Fund (A Shares)
without sales charge	14.32%	12.52%	8.68%
with sales charge	8.62	11.38	8.13
Standard & Poor's 500 Index	27.18	15.17	7.46
Consumer Price Index	0.96	1.52	2.36

Asset Allocation*

Sector/Industry**
Financials	17.60%
Information Technology	17.12
Industrials	10.97
Energy	10.22
Materials	8.30
Consumer Discretionary	5.69
Consumer Staples	5.11
Commodity	4.01
Health Care	2.94
Utilities	2.12
Warrant	0.46

*  Asset Allocation and Sector/Industry percentages are based on total investments in the portfolio.

**  Sector/Industry allocations exclude short term investments and options positions.

  The Fund's portfolio composition is subject to change at any time.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

U.S. Value Fund

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares with a sales charge gives effect to the deduction of the maximum sales charge of 5.00%.

The Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities, it is also considered a proxy for the total market. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings*
Gold Bullion (precious metal)	3.95%
Comcast Corporation, Class 'A' (U.S. cable/satellite television company)	3.23
Oracle Corporation (U.S. software developer)	3.18
Microsoft Corporation (U.S. software developer)	3.17
Intel Corporation (U.S. computer components and related products manufacturer)	2.73
Bank of New York Mellon Corporation (U.S. financial services company)	2.50
Sysco Corporation (U.S. food services distributor)	2.40
3M Company (U.S. industrial conglomerate)	2.33
Cisco Systems, Inc. (U.S. computer communications company)	2.30
Canadian Natural Resources Limited (Canadian energy company)	2.02
Total	27.81%

*  Holdings in cash, commercial paper and other short term cash equivalents have been excluded. Percentages are based on total net assets.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

First Eagle U.S. Value Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks — 76.48%
U.S. Common Stocks — 66.81%
Consumer Discretionary 5.58%
2,295,446	Comcast Corporation, Class 'A'	$40,864,492	$106,279,150
909,880	Omnicom Group, Inc.	31,340,082	61,971,927
534,857	H&R Block, Inc.	9,037,500	15,211,333
587	St. John Knits International, Inc. (a)(b)	18,197	3,052
		81,260,271	183,465,462
Consumer Staples 4.88%
2,440,500	Sysco Corporation	69,941,483	78,925,770
588,675	Lorillard, Inc.	21,792,534	30,028,312
433,040	Colgate-Palmolive Company	16,822,777	28,030,679
249,551	Wal-Mart Stores, Inc.	11,904,853	19,153,039
155,935	Limoneira Company	3,010,370	4,107,328
		123,472,017	160,245,128
Energy 6.33%
893,308	ConocoPhillips	39,619,739	65,479,476
832,438	Devon Energy Corporation	47,315,049	52,626,730
399,498	National Oilwell Varco, Inc.	31,119,046	32,431,248
179,345	SEACOR Holdings, Inc.	11,418,803	17,539,941
1,033,843	San Juan Basin Royalty Trust	20,806,015	16,272,689
182,753	Apache Corporation	12,681,438	16,228,466
94,454	Helmerich & Payne, Inc.	1,871,008	7,324,908
		164,831,098	207,903,458
Financials 16.39%
2,580,104	Bank of New York Mellon Corporation	62,713,114	82,047,307
362	Berkshire Hathaway, Inc., Class 'A' (a)	35,598,996	62,624,118
642,673	American Express Company	18,659,034	52,570,651
1,008,598	Cincinnati Financial Corporation	26,352,483	50,429,900
1,439,186	BB&T Corporation	36,539,140	48,889,148
117,066	Alleghany Corporation (a)	34,293,699	47,460,898
1,121,943	U.S. Bancorp	27,836,902	41,915,790
1,318,769	Weyerhaeuser Company, REIT	20,643,563	40,090,578
753,107	Plum Creek Timber Company, Inc., REIT	26,873,535	34,191,058
649,135	WR Berkley Corporation	17,997,475	28,503,518
27,559	Mastercard, Inc., Class 'A'	6,628,609	19,762,559
92,372	Visa, Inc., Class 'A'	6,668,883	18,166,801
230,829	Rayonier, Inc., REIT	4,626,535	10,853,580

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Consolidated Schedule of Investments | Year Ended October 31, 2013

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Common Stocks — 66.81% — (continued)
Financials 16.39% — (continued)
40,290	First American Financial Corporation	$935,052	$1,041,899
		326,367,020	538,547,805
Health Care 1.86%
541,300	WellPoint, Inc.	27,975,633	45,902,240
163,770	Johnson & Johnson	9,762,820	15,166,740
		37,738,453	61,068,980
Industrials 9.58%
608,740	3M Company	44,985,878	76,609,929
1,219,970	Cintas Corporation	36,915,327	65,597,787
563,285	Northrop Grumman Corporation	33,331,577	60,558,770
488,883	Alliant Techsystems, Inc.	26,276,808	53,224,692
349,657	Lockheed Martin Corporation	24,919,758	46,623,265
68,540	Unifirst Corporation	1,570,554	7,047,283
296,158	Insteel Industries, Inc.	3,058,274	4,913,261
		171,058,176	314,574,987
Information Technology 16.84%
3,114,862	Oracle Corporation	92,244,166	104,347,877
2,948,700	Microsoft Corporation	76,602,315	104,236,545
3,672,819	Intel Corporation	73,293,173	89,726,968
3,361,617	Cisco Systems, Inc.	55,434,129	75,636,383
1,212,178	Linear Technology Corporation	32,474,870	49,869,003
1,840,310	Rofin-Sinar Technologies, Inc. (a)(c)	42,514,480	48,308,138
33,256	Google, Inc., Class 'A' (a)	17,633,821	34,272,968
308,971	Automatic Data Processing, Inc.	11,331,905	23,163,556
475,000	Lender Processing Services, Inc.	14,148,620	16,397,000
175,129	NetApp, Inc. (d)	5,547,921	6,796,756
16,709	Comtech Telecommunications Corporation	502,513	501,604
		421,727,913	553,256,798
Materials 3.27%
636,767	Scotts Miracle-Gro Company, Class 'A'	27,740,884	37,390,958
477,672	Vulcan Materials Company	19,201,637	25,579,336
253,580	Martin Marietta Materials, Inc.	21,785,851	24,873,662
431,712	Newmont Mining Corporation	19,435,919	11,768,469
123,219	Deltic Timber Corporation	6,140,201	7,871,230
		94,304,492	107,483,655

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

U.S. Value Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Common Stocks — 66.81% — (continued)
Utilities 2.08%
885,462	FirstEnergy Corporation	$32,519,837	$33,532,446
367,020	Entergy Corporation	24,535,532	23,753,535
216,687	IDACorp, Inc.	6,780,723	11,181,049
		63,836,092	68,467,030
Total U.S. Common Stocks		1,484,595,532	2,195,013,303
International Common Stocks — 9.67%
Australia 0.86%
2,900,557	Newcrest Mining Limited	66,540,083	28,237,056
Canada 5.87%
2,088,977	Canadian Natural Resources Limited	60,147,444	66,296,695
1,403,079	Potash Corporation of Saskatchewan, Inc.	54,130,701	43,635,757
2,712,206	Penn West Petroleum Limited	39,182,148	30,349,585
1,162,733	Goldcorp, Inc.	36,611,910	29,568,300
767,100	Agnico-Eagle Mines Limited	36,175,285	22,777,937
354,331	Catalyst Paper Corporation (a)(b)(e)	6,095	353,430
		226,253,583	192,981,704
France 1.03%
631,862	Sanofi, ADR	23,370,904	33,791,980
Mexico 0.64%
1,339,700	Fresnillo PLC	28,993,327	20,954,461
South Africa 0.35%
2,246,380	Gold Fields Limited, ADR	26,932,493	10,333,348
215,527	Sibanye Gold Limited, ADR	1,572,773	1,211,262
		28,505,266	11,544,610
United Kingdom 0.92%
670,363	Willis Group Holdings PLC	19,160,242	30,213,260
Total International Common Stocks		392,823,405	317,723,071
Total Common Stocks		1,877,418,937	2,512,736,374
U.S. Preferred Stock — 0.15%
Consumer Staples 0.15%
168,915	Seneca Foods Corporation, Series '2003' (a)(b)(f)(g)	2,542,171	4,952,588

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Consolidated Schedule of Investments | Year Ended October 31, 2013

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Warrant — 0.46%
United States 0.46%
939,766	JPMorgan Chase & Company Warrant expire 10/28/18 (a)	$11,329,284	$15,008,063
OUNCES
Commodity — 3.95%
97,997	Gold bullion (a)	116,692,957	129,731,031
PRINCIPAL
Bonds — 2.13%
International Corporate Bond — 0.11%
Canada 0.11%
6,181,818 USD	Catalyst Paper Corporation 11.00% due 10/30/17 (e)(h)	6,447,890	3,554,545
U.S. Convertible Bond — 1.03%
$32,480,000	Advanced Micro Devices, Inc. 6.00% due 05/01/15 (i)	31,060,796	33,901,000
U.S. Corporate Bonds — 0.99%
600,000	Bausch & Lomb, Inc. 7.125% due 08/01/28 (b)	522,509	582,000
23,411,000	Citgo Petroleum Corporation 11.50% due 07/01/17 (j)	25,205,280	25,869,155
5,975,000	Mueller Water Products, Inc. 7.375% due 06/01/17	5,175,971	6,184,125
Total U.S. Corporate Bonds		30,903,760	32,635,280
Total Bonds		68,412,446	70,090,825
Commercial Paper — 15.21%
International Commercial Paper — 4.13%
Australia 0.16%
1,561,000 USD	Telstra Corporation Limited 0.10% due 12/04/13	1,560,857	1,560,857
985,000 USD	Telstra Corporation Limited 0.12% due 11/06/13	984,984	984,984
2,632,000 USD	Telstra Corporation Limited 0.12% due 12/02/13	2,631,728	2,631,728

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

U.S. Value Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 4.13% — (continued)
Canada 0.10%
2,159,000 USD	Suncor Energy, Inc. 0.24% due 11/21/13	$2,158,712	$2,158,712
1,071,000 USD	Suncor Energy, Inc. 0.26% due 01/06/14	1,070,489	1,070,432
France 0.34%
1,691,000 USD	Air Liquide SA 0.12% due 12/13/13	1,690,763	1,690,763
355,000 USD	Air Liquide SA 0.15% due 11/27/13	354,961	354,961
951,000 USD	EI du Pont de Nemours & Company 0.07% due 11/05/13	950,993	950,993
1,561,000 USD	EI du Pont de Nemours & Company 0.07% due 12/06/13	1,560,894	1,560,894
906,000 USD	GDF Suez SA 0.21% due 11/07/13	905,968	905,968
2,156,000 USD	GDF Suez SA 0.21% due 01/06/14	2,155,170	2,155,258
3,442,000 USD	Électricité de France SA 0.19% due 11/12/13	3,441,800	3,441,800
Germany 0.75%
1,561,000 USD	BASF AG 0.07% due 12/16/13	1,560,863	1,560,863
2,632,000 USD	BASF AG 0.07% due 12/17/13	2,631,765	2,631,765
2,341,000 USD	Siemens Company 0.08% due 12/03/13	2,340,834	2,340,834
1,301,000 USD	Siemens Company 0.08% due 12/09/13	1,300,890	1,300,890
14,769,000 USD	Siemens Company 0.08% due 12/27/13	14,767,162	14,767,162
2,211,000 USD	Siemens Company 0.11% due 12/03/13	2,210,784	2,210,784
Italy 0.13%
4,150,000 USD	Eni S.p.A. 0.37% due 11/15/13	4,149,419	4,149,419
Japan 0.19%
3,131,000 USD	Hitachi Limited 0.36% due 11/20/13	3,130,422	3,130,422

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Consolidated Schedule of Investments | Year Ended October 31, 2013

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 4.13% — (continued)
Japan 0.19% — (continued)
3,269,000 USD	Mitsui & Company Limited 0.16% due 01/23/14	$3,267,794	$3,267,505
Switzerland 1.76%
1,296,000 USD	Nestlé SA 0.03% due 12/02/13	1,295,966	1,295,966
1,296,000 USD	Nestlé SA 0.03% due 12/06/13	1,295,962	1,295,962
387,000 USD	Nestlé SA 0.03% due 12/09/13	386,988	386,988
2,159,000 USD	Nestlé SA 0.03% due 12/19/13	2,158,914	2,158,914
5,187,000 USD	Nestlé SA 0.04% due 12/18/13	5,186,729	5,186,729
3,545,000 USD	Nestlé SA 0.04% due 01/27/14	3,544,657	3,544,402
5,908,000 USD	Nestlé SA 0.04% due 02/03/14	5,907,383	5,906,831
1,375,000 USD	Nestlé SA 0.05% due 11/20/13	1,374,964	1,374,964
1,004,000 USD	Nestlé SA 0.06% due 11/05/13	1,003,993	1,003,993
1,768,000 USD	Nestlé SA 0.06% due 11/15/13	1,767,959	1,767,959
1,134,000 USD	Nestlé SA 0.07% due 11/19/13	1,133,960	1,133,960
1,083,000 USD	Nestlé SA 0.08% due 11/25/13	1,082,942	1,082,942
22,621,000 USD	Nestlé SA 0.08% due 01/07/14	22,617,843	22,618,650
1,176,000 USD	Roche Holdings, Inc. 0.04% due 12/13/13	1,175,945	1,175,945
678,000 USD	Roche Holdings, Inc. 0.05% due 11/14/13	677,988	677,988
1,712,000 USD	Roche Holdings, Inc. 0.05% due 11/19/13	1,711,957	1,711,957
761,000 USD	Roche Holdings, Inc. 0.05% due 11/20/13	760,980	760,980
1,410,000 USD	Roche Holdings, Inc. 0.09% due 12/11/13	1,409,859	1,409,859
804,000 USD	Roche Holdings, Inc. 0.09% due 12/20/13	803,901	803,901

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

U.S. Value Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 4.13% — (continued)
Switzerland 1.76% — (continued)
2,716,000 USD	Roche Holdings, Inc. 0.11% due 01/15/14	$2,715,378	$2,715,077
United Kingdom 0.70%
2,901,000 USD	AstraZeneca PLC 0.07% due 11/15/13	2,900,921	2,900,921
2,874,000 USD	AstraZeneca PLC 0.07% due 12/05/13	2,873,810	2,873,810
1,712,000 USD	AstraZeneca PLC 0.08% due 12/09/13	1,711,855	1,711,855
4,633,000 USD	AstraZeneca PLC 0.08% due 12/17/13	4,632,526	4,632,526
2,281,000 USD	AstraZeneca PLC 0.09% due 11/18/13	2,280,903	2,280,903
1,357,000 USD	Centrica PLC 0.27% due 11/04/13	1,356,970	1,356,970
548,000 USD	Centrica PLC 0.30% due 11/13/13	547,945	547,945
574,000 USD	Centrica PLC 0.31% due 11/20/13	573,906	573,906
2,632,000 USD	GlaxoSmithKline PLC 0.10% due 12/02/13	2,631,773	2,631,773
846,000 USD	GlaxoSmithKline PLC 0.12% due 12/09/13	845,893	845,893
2,615,000 USD	GlaxoSmithKline PLC 0.12% due 01/10/14	2,614,391	2,614,036
Total International Commercial Paper		135,812,413	135,811,499
U.S. Commercial Paper — 11.08%
$2,029,000	3M Company 0.04% due 12/09/13	2,028,914	2,028,914
3,948,000	3M Company 0.04% due 12/18/13	3,947,794	3,947,794
2,051,000	3M Company 0.06% due 11/27/13	2,050,911	2,050,911
4,817,000	Abbott Laboratories 0.06% due 11/22/13	4,816,831	4,816,831
1,428,000	Abbott Laboratories 0.07% due 12/19/13	1,427,867	1,427,867
2,598,000	Abbott Laboratories 0.09% due 11/01/13	2,598,000	2,598,000

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Consolidated Schedule of Investments | Year Ended October 31, 2013

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 11.08% — (continued)
$1,338,000	Abbott Laboratories 0.09% due 11/04/13	$1,337,990	$1,337,990
2,747,000	Abbott Laboratories 0.09% due 11/05/13	2,746,973	2,746,973
412,000	Abbott Laboratories 0.09% due 11/12/13	411,989	411,989
2,716,000	Abbott Laboratories 0.17% due 12/16/13	2,715,423	2,715,423
2,156,000	Abbott Laboratories 0.17% due 01/03/14	2,155,359	2,155,797
3,382,000	Arrow Electronics, Inc. 0.25% due 11/01/13	3,382,000	3,382,000
1,443,000	Baker Hughes, Inc. 0.11% due 11/04/13	1,442,987	1,442,987
1,696,000	BHP Billiton Finance USA Limited 0.09% due 11/13/13	1,695,949	1,695,949
493,000	BHP Billiton Finance USA Limited 0.10% due 11/06/13	492,993	492,993
1,211,000	BHP Billiton Finance USA Limited 0.12% due 11/12/13	1,210,956	1,210,956
7,467,000	BHP Billiton Finance USA Limited 0.12% due 11/14/13	7,466,676	7,466,676
1,134,000	BHP Billiton Finance USA Limited 0.12% due 11/18/13	1,133,936	1,133,936
512,000	BHP Billiton Finance USA Limited 0.12% due 12/18/13	511,920	511,920
1,338,000	BHP Billiton Finance USA Limited 0.13% due 11/05/13	1,337,981	1,337,981
4,319,000	Caterpillar Financial Services Company 0.07% due 11/22/13	4,318,824	4,318,824
1,637,000	Caterpillar Financial Services Company 0.08% due 11/04/13	1,636,989	1,636,989
2,835,000	Caterpillar Financial Services Company 0.11% due 11/12/13	2,834,905	2,834,905
2,176,000	Celgene Corporation 0.28% due 11/04/13	2,175,949	2,175,949
1,725,000	Celgene Corporation 0.38% due 01/13/14	1,723,706	1,723,975
2,615,000	Chevron Corporation 0.04% due 12/09/13	2,614,890	2,614,890
967,000	Chevron Corporation 0.05% due 11/04/13	966,996	966,996

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

U.S. Value Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 11.08% — (continued)
$1,818,000	Chevron Corporation 0.17% due 01/07/14	$1,817,425	$1,817,468
4,074,000	Chevron Corporation 0.17% due 01/08/14	4,072,692	4,072,782
5,908,000	Coca-Cola Company 0.10% due 02/19/14	5,906,195	5,905,796
1,040,000	Coca-Cola Company 0.11% due 01/16/14	1,039,758	1,039,798
2,156,000	Coca-Cola Company 0.16% due 01/14/14	2,155,291	2,155,596
2,100,000	Coca-Cola Company 0.16% due 01/17/14	2,099,281	2,099,581
1,617,000	ConocoPhillips 0.09% due 11/18/13	1,616,931	1,616,931
801,000	ConocoPhillips 0.12% due 12/09/13	800,899	800,899
1,033,000	ConocoPhillips 0.19% due 01/09/14	1,032,624	1,032,825
4,825,000	Corning, Inc. 0.20% due 12/02/13	4,824,169	4,824,169
3,133,000	Corning, Inc. 0.20% due 12/06/13	3,132,391	3,132,391
3,007,000	Corning, Inc. 0.20% due 12/11/13	3,006,332	3,006,332
3,796,000	Corning, Inc. 0.21% due 12/11/13	3,795,114	3,795,114
6,789,000	Corning, Inc. 0.21% due 12/13/13	6,787,337	6,787,337
812,000	Deere & Company 0.06% due 11/05/13	811,995	811,995
1,040,000	Deere & Company 0.09% due 12/13/13	1,039,891	1,039,891
2,632,000	Devon Energy Corporation 0.16% due 12/04/13	2,631,614	2,631,614
967,000	Devon Energy Corporation 0.17% due 11/08/13	966,968	966,968
1,410,000	Devon Energy Corporation 0.19% due 12/12/13	1,409,695	1,409,695
1,341,000	Devon Energy Corporation 0.25% due 12/11/13	1,340,627	1,340,627
541,000	Diageo Capital PLC 0.24% due 12/12/13	540,852	540,852

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Consolidated Schedule of Investments | Year Ended October 31, 2013

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 11.08% — (continued)
$1,693,000	Dominion Resources, Inc. 0.28% due 12/06/13	$1,692,539	$1,692,539
2,343,000	Emerson Electric Company 0.06% due 11/26/13	2,342,902	2,342,902
1,027,000	Emerson Electric Company 0.06% due 12/11/13	1,026,932	1,026,932
2,905,000	Emerson Electric Company 0.07% due 11/04/13	2,904,983	2,904,983
2,718,000	Emerson Electric Company 0.08% due 01/13/14	2,717,559	2,717,503
2,352,000	Emerson Electric Company 0.11% due 12/30/13	2,351,576	2,351,576
983,000	Exxon Mobil Corporation 0.04% due 11/07/13	982,993	982,993
20,180,000	Exxon Mobil Corporation 0.05% due 12/05/13	20,179,047	20,179,047
3,527,000	Exxon Mobil Corporation 0.06% due 12/12/13	3,526,759	3,526,759
1,301,000	Exxon Mobil Corporation 0.08% due 12/10/13	1,300,887	1,300,887
4,884,000	Ford Motor Credit Company 0.51% due 11/01/13	4,884,000	4,884,000
1,410,000	General Dynamics Corporation 0.12% due 12/13/13	1,409,803	1,409,803
2,156,000	General Dynamics Corporation 0.15% due 12/12/13	2,155,632	2,155,632
1,078,000	General Dynamics Corporation 0.15% due 12/13/13	1,077,811	1,077,811
2,184,000	General Dynamics Corporation 0.18% due 12/12/13	2,183,552	2,183,552
937,000	General Mills, Inc 0.14% due 11/07/13	936,978	936,978
2,594,000	General Mills, Inc 0.15% due 11/06/13	2,593,946	2,593,946
3,217,000	General Mills, Inc 0.21% due 12/04/13	3,216,381	3,216,381
1,410,000	General Mills, Inc 0.24% due 12/09/13	1,409,643	1,409,643
1,696,000	Google, Inc. 0.05% due 11/14/13	1,695,969	1,695,969
9,266,000	Google, Inc. 0.06% due 12/10/13	9,265,398	9,265,398

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

U.S. Value Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 11.08% — (continued)
$12,063,000	Google, Inc. 0.06% due 01/28/14	$12,061,231	$12,060,942
1,216,000	Google, Inc. 0.07% due 11/07/13	1,215,986	1,215,986
5,455,000	Google, Inc. 0.07% due 12/03/13	5,454,661	5,454,661
4,088,000	Honeywell International, Inc. 0.08% due 01/28/14	4,087,200	4,086,696
4,703,000	International Business Machines Corporation 0.07% due 12/06/13	4,702,680	4,702,680
832,000	International Business Machines Corporation 0.08% due 12/05/13	831,937	831,937
1,063,000	International Business Machines Corporation 0.10% due 01/03/14	1,062,814	1,062,843
2,011,000	International Business Machines Corporation 0.14% due 01/06/14	2,010,484	2,010,682
14,730,000	Johnson & Johnson 0.03% due 11/08/13	14,729,914	14,729,914
4,633,000	Johnson & Johnson 0.03% due 11/21/13	4,632,923	4,632,923
951,000	Johnson & Johnson 0.04% due 11/18/13	950,982	950,982
951,000	Johnson & Johnson 0.04% due 11/19/13	950,981	950,981
4,074,000	Johnson & Johnson 0.14% due 01/09/14	4,072,907	4,073,549
18,979,000	Medtronic, Inc. 0.05% due 12/17/13	18,977,787	18,977,787
4,420,000	Medtronic, Inc. 0.06% due 11/19/13	4,419,867	4,419,867
4,633,000	Merck & Company, Inc. 0.04% due 11/01/13	4,633,000	4,633,000
1,301,000	Merck & Company, Inc. 0.06% due 12/03/13	1,300,931	1,300,931
2,159,000	Merck & Company, Inc. 0.06% due 12/06/13	2,158,874	2,158,874
4,091,000	Microsoft Corporation 0.06% due 11/13/13	4,090,918	4,090,918
4,091,000	Microsoft Corporation 0.07% due 11/20/13	4,090,849	4,090,849

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Consolidated Schedule of Investments | Year Ended October 31, 2013

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 11.08% — (continued)
$4,884,000	NYSE Euronext, Inc. 0.13% due 11/01/13	$4,884,000	$4,884,000
1,341,000	Omnicom Group, Inc. 0.38% due 12/12/13	1,340,435	1,340,435
2,716,000	Omnicom Group, Inc. 0.39% due 12/13/13	2,714,796	2,714,796
3,901,000	Parker-Hannifin Corporation 0.06% due 11/01/13	3,901,000	3,901,000
483,000	PepsiCo, Inc. 0.04% due 11/12/13	482,994	482,994
4,597,000	PepsiCo, Inc. 0.06% due 11/01/13	4,597,000	4,597,000
3,478,000	PepsiCo, Inc. 0.06% due 11/04/13	3,477,983	3,477,983
4,633,000	Pfizer, Inc. 0.03% due 11/21/13	4,632,923	4,632,923
1,870,000	Philip Morris International, Inc. 0.06% due 12/03/13	1,869,900	1,869,900
4,347,000	Philip Morris International, Inc. 0.07% due 11/06/13	4,346,958	4,346,958
1,368,000	Philip Morris International, Inc. 0.07% due 11/07/13	1,367,984	1,367,984
2,156,000	Philip Morris International, Inc. 0.18% due 12/27/13	2,155,396	2,155,396
2,521,000	Praxair, Inc. 0.05% due 12/03/13	2,520,888	2,520,888
1,301,000	Praxair, Inc. 0.07% due 12/18/13	1,300,881	1,300,881
2,352,000	Praxair, Inc. 0.09% due 12/12/13	2,351,759	2,351,759
3,269,000	Precision Castparts Corporation 0.09% due 12/12/13	3,268,665	3,268,665
1,881,000	Proctor & Gamble Company 0.08% due 12/19/13	1,880,799	1,880,799
2,443,000	Safeway, Inc. 0.51% due 11/01/13	2,443,000	2,443,000
588,000	Schlumberger Investments SA 0.14% due 11/12/13	587,975	587,975
2,716,000	Schlumberger Investments SA 0.14% due 12/10/13	2,715,588	2,715,588
985,000	Toyota Motor Credit Corporation 0.06% due 11/05/13	984,993	984,993

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

U.S. Value Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 11.08% — (continued)
$5,187,000	Toyota Motor Credit Corporation 0.07% due 11/20/13	$5,186,808	$5,186,808
967,000	Toyota Motor Credit Corporation 0.07% due 12/02/13	966,942	966,942
1,040,000	United Healthcare Company 0.21% due 12/11/13	1,039,757	1,039,757
1,341,000	United Healthcare Company 0.25% due 12/11/13	1,340,627	1,340,627
2,156,000	United Healthcare Company 0.29% due 12/18/13	2,155,184	2,155,184
967,000	United Parcel Service, Inc. 0.01% due 12/04/13	966,991	966,991
4,150,000	Verizon Communications, Inc. 0.24% due 11/18/13	4,149,530	4,149,530
2,594,000	Verizon Communications, Inc. 0.24% due 11/21/13	2,593,654	2,593,654
2,377,000	Wal-Mart Stores, Inc. 0.06% due 11/13/13	2,376,952	2,376,952
1,040,000	Wal-Mart Stores, Inc. 0.08% due 12/02/13	1,039,928	1,039,928
1,341,000	Wal-Mart Stores, Inc. 0.13% due 12/10/13	1,340,811	1,340,811
2,156,000	Wal-Mart Stores, Inc. 0.17% due 12/16/13	2,155,542	2,155,542
1,301,000	Walt Disney Company 0.06% due 12/04/13	1,300,928	1,300,928
1,410,000	Walt Disney Company 0.06% due 12/10/13	1,409,908	1,409,908
3,734,000	WellPoint, Inc. 0.30% due 11/15/13	3,733,564	3,733,564
Total U.S. Commercial Paper		363,889,048	363,890,355
Total Commercial Paper		499,701,461	499,701,854
Total Investment Portfolio Excluding Options Written — 98.38%		$2,576,097,256	$3,232,220,735

CONTRACTS		STRIKE PRICE	EXPIRATION DATE	VALUE (NOTE 1)
Covered Call Options Written — 0.00%
1,400	NetApp, Inc. (Premium Received $61,577)	$47.00	November 2013	$(8,400)

Total Investments — 98.38% (Cost: $2,576,035,679)	3,232,212,335
Other Assets in Excess of Liabilities — 1.62%	53,321,526
Net Assets — 100.00%	$3,285,533,861

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Consolidated Schedule of Investments | Year Ended October 31, 2013

  (a)  Non-income producing security/commodity.

  (b)  Security is deemed illiquid. At October 31, 2013, the value of these securities amounted to $5,891,070 or 0.18% of net assets.

  (c)  An affiliate of the Fund as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities.

  (d)  At October 31, 2013, all or a portion of this security was segregated to cover collateral requirement for options.

  (e)  Represents securities that are subject to legal or contractual restrictions on resale. At October 31, 2013, the value of these securities amounted to $3,907,975 or 0.12% of net assets.

  (f)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $4,952,588 or 0.15% of net assets.

  (g)  This security is convertible until December 31, 2049.

  (h)  Payment-in-kind security.

  (i)  This security is convertible until April 30, 2015.

  (j)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

At October 31, 2013, aggregate cost for federal income tax purposes was $2,571,312,402. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$779,866,176
Gross unrealized depreciation	(118,966,243)
Net unrealized appreciation	$660,899,933

Abbreviations used in this schedule include:

ADR  — American Depositary Receipt

PLC  — Public Limited Company

REIT  — Real Estate Investment Trust

Currencies

USD  — United States Dollar

RESTRICTED SECURITIES	ACQUISITION DATE	COST	CARRYING VALUE PER SHARE/PRINCIPAL
Catalyst Paper Corporation	09/17/12	$6,095	$1.00
Catalyst Paper Corporation 11.00% due 10/30/17	09/17/12	6,447,890	0.57
Affiliated Securities

AFFILIATED SECURITIES	SHARES OCTOBER 31, 2012	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES OCTOBER 31, 2013	MARKET VALUE OCTOBER 31, 2013	REALIZED GAIN/(LOSS)	DIVIDEND INCOME
Insteel Industries, Inc.*	887,051	—	590,893	296,158	$4,913,261	$3,396,981	$316,548
Rofin-Sinar Technologies, Inc.	1,840,310	—	—	1,840,310	48,308,138	—	—
Total					$53,221,399	$3,396,981	$316,548

  *  Represents an unaffiliated issuer as of October 31, 2013, as such, amounts represented above will not agree to balances in the Statements of Assets and Liabilities and Statements of Operations.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

U.S. Value Fund

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
U.S. Common Stocks
Consumer Discretionary	5.58%
Consumer Staples	4.88
Energy	6.33
Financials	16.39
Health Care	1.86
Industrials	9.58
Information Technology	16.84
Materials	3.27
Utilities	2.08
Total U.S. Common Stocks	66.81
International Common Stocks
Energy	2.94
Financials	0.92
Health Care	1.03
Materials	4.78
Total International Common Stocks	9.67
U.S. Preferred Stock
Consumer Staples	0.15
Total U.S. Preferred Stock	0.15
Warrant	0.46
Commodity	3.95
International Corporate Bond
Materials	0.11
Total International Corporate Bond	0.11
U.S. Convertible Bond
Industrials	1.03
Total U.S. Convertible Bond	1.03

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Consolidated Schedule of Investments | Year Ended October 31, 2013

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS — (CONTINUED)	PERCENT OF NET ASSETS
U.S. Corporate Bonds
Consumer Discretionary	0.02%
Energy	0.78
Industrials	0.19
Total U.S. Corporate Bonds	0.99
Commercial Paper
International Commercial Paper	4.13
U.S. Commercial Paper	11.08
Total Commercial Paper	15.21
Covered Call Options Written	0.00
Total Investments	98.38%

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Fund Overview | Data as of October 31, 2013 (unaudited)

INVESTMENT OBJECTIVE

The First Eagle Gold Fund seeks to provide investors the opportunity to participate in the investment characteristics of gold (and, to a limited extent, other precious metals) for a portion of their overall investment portfolio. In seeking to achieve its objective, the Fund invests primarily in gold, gold related securities and issuers principally engaged in the gold industry.

Average Annual Returns
	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Gold Fund (A Shares)
without sales load	-42.80%	6.35%	5.45%
with sales load	-45.66	5.26	4.91
FTSE Gold Mines Index	-51.49	0.89	-0.57
MSCI World Index	25.77	13.34	7.38
Consumer Price Index	0.96	1.52	2.36

Asset Allocation*

Countries**
Canada	35.30%
United States	31.71
South Africa	9.12
Mexico	6.68
Africa	5.79
Australia	5.44
Bermuda	1.07
Channel Island	0.15

*  Asset Allocation and Countries percentages are based on total investments in the portfolio.

**  Country allocations reflect country of the issuer (not currency of issue) and exclude short term investments. Bonds of non-U.S. issuers may be U.S. dollar denominated.

  The Fund's portfolio composition is subject to change at any time.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Gold Fund

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares with a sales charge give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The index provides total returns in U.S. dollars with net dividends reinvested. The FTSE Gold Mines Index Series is designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold. The FTSE Gold Mines Index encompasses all gold mining companies that have a sustainable, attributable gold production of at least 300,000 ounces a year and that derive 51% or more of their revenue from mined gold. The Index is unmanaged, is available with dividends reinvested and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings*
Gold Bullion (United States)	20.82%
Agnico-Eagle Mines Limited (Canada)	6.70
Randgold Resources Limited ADR (Africa)	5.78
Goldcorp, Inc. (Canada)	5.69
AngloGold Ashanti Limited ADR (South Africa)	5.10
Kinross Gold Corporation (Canada)	4.15
Tahoe Resources, Inc. (United States)	4.13
Fresnillo PLC (Mexico)	4.09
Newmont Mining Corporation (United States)	4.00
Barrick Gold Corporation (Canada)	3.35
Total	63.81%
  *  Holdings in cash, commercial paper and other short term cash equivalents have been excluded. Percentages are based on total net assets.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

First Eagle Gold Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks — 72.31%
International Common Stocks — 61.51%
Africa 5.78%
1,217,136	Randgold Resources Limited, ADR	$24,515,069	$89,946,350
Australia 5.43%
5,273,646	Newcrest Mining Limited	156,638,162	51,339,186
8,108,991	Regis Resources Limited	36,970,019	26,748,106
3,519,081	Kingsgate Consolidated Limited	14,060,647	4,772,896
7,991,615	St. Augustine Gold and Copper Limited (a)(b)	8,188,305	1,609,590
		215,857,133	84,469,778
Bermuda 1.06%
4,373,950	Continental Gold Limited (a)	27,708,125	16,570,376
Canada 33.31%
3,512,528	Agnico-Eagle Mines Limited	156,135,193	104,299,493
3,483,720	Goldcorp, Inc.	112,452,838	88,591,000
12,730,772	Kinross Gold Corporation	155,351,273	64,545,014
2,685,513	Barrick Gold Corporation	75,358,721	52,072,097
968,033	Franco-Nevada Corporation	16,689,933	43,552,897
6,443,257	Eldorado Gold Corporation	64,771,164	43,443,242
6,359,731	New Gold, Inc. (a)	15,482,255	37,329,453
6,935,940	Osisko Mining Corporation (a)(c)	52,101,320	33,859,814
2,991,219	IAMGOLD Corporation	11,101,092	15,291,035
1,516,060	Detour Gold Corporation (a)(c)	25,395,963	12,388,463
3,122,100	Alacer Gold Corporation	13,571,110	8,653,785
1,918,596	Dundee Precious Metals, Inc. (a)(c)	3,080,638	8,188,512
1,071,100	Primero Mining Corporation (a)	6,046,087	6,102,080
		707,537,587	518,316,885
Channel Island 0.15%
3,066,400	Lydian International Limited (a)	6,767,759	2,352,774
Mexico 6.67%
4,063,583	Fresnillo PLC	15,751,246	63,559,149
1,384,577	Industrias Peñoles S.A.B. de C.V.	2,682,400	40,201,522
		18,433,646	103,760,671
South Africa 9.11%
5,248,219	AngloGold Ashanti Limited, ADR	164,678,801	79,248,107
10,184,944	Gold Fields Limited, ADR	94,555,085	46,850,743

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Consolidated Schedule of Investments | Year Ended October 31, 2013

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 61.51% — (continued)
South Africa 9.11% — (continued)
4,584,393	Harmony Gold Mining Company Limited, ADR	$41,675,497	$15,586,936
		300,909,383	141,685,786
Total International Common Stocks		1,301,728,702	957,102,620
U.S. Common Stocks — 10.80%
Materials 10.80%
3,346,490	Tahoe Resources, Inc. (a)(c)	47,406,513	64,256,203
2,283,277	Newmont Mining Corporation	84,874,689	62,242,131
867,401	Royal Gold, Inc.	14,962,981	41,669,944
Total U.S. Common Stocks		147,244,183	168,168,278
Total Common Stocks		1,448,972,885	1,125,270,898
Investment Company — 0.03%
389,828	State Street Institutional U.S. Government Money Market Fund, Institutional Class	389,828	389,828
Warrant — 0.00%
Canada — 0.00%
5,500,000	Great Basin Gold Limited Warrant expire 03/30/14 (a)(b)(d)(e)(f)	664,820	0
OUNCES
Commodity — 20.82%
244,760	Gold bullion (a)	131,836,344	324,017,144
PRINCIPAL
International Convertible Bonds — 1.93%
Canada 1.93%
30,000,000 USD	Detour Gold Corporation 5.50% due 11/30/17 (e)(g)	30,000,000	30,000,000
South Africa 0.00%
2,000,000 CAD	Great Basin Gold Limited 8.00% due 11/30/14 (c)(d)(e)(f)(h)	1,905,296	0
Total International Convertible Bonds		31,905,296	30,000,000

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Gold Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Commercial Paper — 4.73%
International Commercial Paper — 0.18%
France 0.18%
2,751,000 USD	EI du Pont de Nemours & Company 0.07% due 11/08/13	$2,750,963	$2,750,963
U.S. Commercial Paper — 4.55%
$5,070,000	Abbott Laboratories 0.06% due 11/22/13	5,069,823	5,069,823
6,019,000	Arrow Electronics, Inc. 0.25% due 11/01/13	6,019,000	6,019,000
2,883,000	Exxon Mobil Corporation 0.05% due 12/05/13	2,882,864	2,882,864
8,692,000	Ford Motor Credit Company 0.51% due 11/01/13	8,692,000	8,692,000
4,913,000	Johnson & Johnson 0.03% due 11/06/13	4,912,980	4,912,980
6,387,000	Johnson & Johnson 0.03% due 12/05/13	6,386,819	6,386,819
2,711,000	Medtronic, Inc. 0.05% due 12/17/13	2,710,827	2,710,827
8,692,000	NYSE Euronext, Inc. 0.13% due 11/01/13	8,692,000	8,692,000
4,029,000	Parker-Hannifin Corporation 0.07% due 11/05/13	4,028,969	4,028,969
4,346,000	Safeway, Inc. 0.51% due 11/01/13	4,346,000	4,346,000
4,913,000	Schlumberger Investments SA 0.13% due 11/14/13	4,912,769	4,912,769
4,913,000	Schlumberger Investments SA 0.13% due 11/18/13	4,912,698	4,912,698
4,913,000	Toyota Motor Credit Corporation 0.07% due 11/19/13	4,912,828	4,912,828
2,348,000	United Parcel Service, Inc. 0.03% due 12/06/13	2,347,931	2,347,931
Total U.S. Commercial Paper		70,827,508	70,827,508
Total Commercial Paper		73,578,471	73,578,471
Total Investments — 99.82%		$1,687,347,644	1,553,256,341
Other Assets in Excess of Liabilities — 0.18%			2,809,590
Net Assets — 100.00%			$1,556,065,931

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Consolidated Schedule of Investments | Year Ended October 31, 2013

  (a)  Non-income producing security/commodity.

  (b)  Represents a security registered under Regulation D. Regulation D provides exemptions for small companies to offer and sell their securities without having to register the securities under the Securities Act of 1933.

  (c)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

  (d)  Security is deemed illiquid. At October 31, 2013, the value of these securities amounted to $0 or 0.00% of net assets.

  (e)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $30,000,000 or 1.93% of net assets.

  (f)  Issuer is in default.

  (g)  This security is convertible until November 30, 2017.

  (h)  This security is convertible until November 30, 2014.

At October 31, 2013, aggregate cost for federal income tax purposes was $1,795,721,952. Net unrealized depreciation consisted of:

Gross unrealized appreciation	$341,212,663
Gross unrealized depreciation	(583,678,274)
Net unrealized depreciation	$(242,465,611)

Abbreviations used in this schedule include:

ADR  — American Depositary Receipt

PLC  — Public Limited Company

Currencies

CAD  — Canadian Dollar

USD  — United States Dollar

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
International Common Stocks
Materials	61.51%
Total International Common Stocks	61.51
U.S. Common Stocks
Materials	10.80
Total U.S. Common Stocks	10.80
Investment Company	0.03
Warrant	0.00
Commodity	20.82

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Gold Fund

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS — (CONTINUED)	PERCENT OF NET ASSETS
International Convertible Bonds
Materials	1.93%
Total International Convertible Bonds	1.93
Commercial Paper
International Commercial Paper	0.18
U.S. Commercial Paper	4.55
Total Commercial Paper	4.73
Total Investments	99.82%

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

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Fund Overview | Data as of October 31, 2013 (unaudited)

INVESTMENT OBJECTIVE

First Eagle Global Income Builder seeks current income generation and long-term growth of capital. Fundamental research drives the identification of income-producing investment opportunities across all market environments.

Average Annual Returns^
	ONE-YEAR	THREE-YEARS	SINCE INCEPTION (05-01-12)
First Eagle Global Income Builder (A Shares)
without sales load	13.14%	—	11.71%
with sales load	7.52	—	7.93
MSCI World Index	25.77	11.89%	17.60
Barclays Capital U.S. Aggregate Bond Index	-1.08	3.02	1.17

Asset Allocation*

Countries**
United States	43.16%
France	9.03
Canada	8.97
United Kingdom	3.45
Japan	3.16
Sweden	2.85
Netherlands	2.22
Italy	2.20
Australia	2.16
Singapore	1.72
Hong Kong	1.65
Switzerland	1.64
Germany	1.31
Ireland	1.30
Austria	1.26
Norway	1.24
Belgium	1.14
South Africa	0.89
Spain	0.85
Bermuda	0.75
South Korea	0.49
Mexico	0.43
Israel	0.36
Luxembourg	0.20
Mauritius	0.15
Thailand	0.15
Greece	0.06

^  Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower.

*  Asset Allocation and Countries percentages are based on total investments in the portfolio.

**  Country allocations reflect country of the issuer (not currency of issue) and exclude short term investments. Bonds of non-U.S. issuers may be U.S. dollar denominated.

  The Fund's portfolio composition is subject to change at any time.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Global Income Builder Fund

Growth of a $10,000 Initial Investment

The Adviser has contractually agreed to limit operating expenses of the Fund to an annual rate of 1.30% for A Shares, 2.05% for C Shares, and 1.05% for I Shares with gross operating expenses of 1.35%, 2.09%, and 1.10%, respectively. This limitation excludes certain expenses as described in the Fees and Expenses section of the prospectus. This limitation will continue until December 31, 2013. The expense limitation may be terminated by the Adviser in future years.

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The index provides total returns in U.S. dollars with net dividends reinvested. The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measure the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is presented here for comparison purposes only. One cannot invest directly in an index.

Top 10 Holdings*
Bouygues SA (French industrial company)	1.90%
Microsoft Corporation (U.S. software developer)	1.64
Nestlé SA (Swiss food product manufacturer)	1.63
Precision Drilling Corporation (Canadian energy service company)	1.54
Thompson Creek Metals Company, Inc. (Canadian mining company)	1.49
Total SA (French energy company)	1.47
Sysco Corporation (U.S. food services distributor)	1.45
ConocoPhillips (U.S. oil & gas company)	1.44
Roundy's Supermarkets, Inc. (U.S. wholesale grocery company)	1.39
Intel Corporation (U.S. computer components and related products manufacturer)	1.38
Total	15.33%

  *  Holdings in cash, commercial paper and other short term cash equivalents have been excluded. Percentages are based on total net assets.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

First Eagle Global Income Builder Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks — 52.33%
U.S. Common Stocks — 17.80%
Consumer Discretionary 0.38%
68,849	H&R Block, Inc.	$1,297,962	$1,958,066
Consumer Staples 2.61%
228,003	Sysco Corporation	7,284,493	7,373,617
70,766	Lorillard, Inc.	2,716,715	3,609,773
35,382	Colgate-Palmolive Company	1,875,389	2,290,277
		11,876,597	13,273,667
Energy 1.87%
99,636	ConocoPhillips	5,860,158	7,303,319
138,584	San Juan Basin Royalty Trust	2,201,569	2,181,312
		8,061,727	9,484,631
Financials 3.32%
4,740,500	Frasers Commercial Trust, REIT	4,707,095	4,922,915
81,211	Plum Creek Timber Company, Inc., REIT	3,721,101	3,686,980
86,201	Weyerhaeuser Company, REIT	2,262,471	2,620,510
69,652	BB&T Corporation	2,334,099	2,366,079
48,767	Rayonier, Inc., REIT	2,584,620	2,293,024
19,769	Cincinnati Financial Corporation	751,475	988,450
		16,360,861	16,877,958
Industrials 2.10%
39,731	Lockheed Martin Corporation	3,542,247	5,297,732
26,447	Northrop Grumman Corporation	1,747,226	2,843,317
20,105	3M Company	1,857,922	2,530,214
		7,147,395	10,671,263
Information Technology 5.06%
235,076	Microsoft Corporation	6,966,895	8,309,937
286,671	Intel Corporation	6,446,836	7,003,372
213,300	Cisco Systems, Inc.	4,451,727	4,799,250
89,416	Linear Technology Corporation	3,068,863	3,678,574
24,283	Automatic Data Processing, Inc.	1,416,167	1,820,496
2,528	Comtech Telecommunications Corporation	76,028	75,891
		22,426,516	25,687,520
Materials 0.39%
72,683	Newmont Mining Corporation	3,032,173	1,981,339
Utilities 2.07%
143,791	FirstEnergy Corporation	6,069,315	5,445,365

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Schedule of Investments | Year Ended October 31, 2013

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Common Stocks — 17.80% — (continued)
Utilities 2.07% — (continued)
78,243	Entergy Corporation	$5,136,440	$5,063,887
		11,205,755	10,509,252
Total U.S. Common Stocks		81,408,986	90,443,696
International Common Stocks — 34.53%
Australia 0.26%
133,455	Newcrest Mining Limited	2,767,929	1,299,191
Austria 1.25%
41,572	Mayr Melnhof Karton AG	4,480,211	4,642,548
35,573	OMV AG	1,274,797	1,697,476
		5,755,008	6,340,024
Belgium 1.13%
64,262	Groupe Bruxelles Lambert SA	4,981,073	5,738,543
Bermuda 0.08%
36,874	Hiscox Limited	334,580	391,104
Canada 3.75%
205,733	Cenovus Energy, Inc.	6,162,566	6,114,385
381,325	Penn West Petroleum Limited	4,472,374	4,267,027
147,192	Goldcorp, Inc.	4,385,202	3,743,092
85,581	Potash Corporation of Saskatchewan, Inc.	3,221,641	2,661,569
76,834	Agnico-Eagle Mines Limited	2,601,605	2,281,476
		20,843,388	19,067,549
France 8.13%
247,373	Bouygues SA	6,682,075	9,669,712
121,557	Total SA	6,186,482	7,470,714
88,470	Ciments Francais SA	5,114,309	6,341,139
46,529	Sanofi	4,239,877	4,961,742
84,255	Compagnie de Saint-Gobain	3,656,668	4,432,318
48,031	Neopost SA	2,768,958	3,636,336
76,966	Carrefour SA	1,883,279	2,819,424
28,093	Legrand SA	1,188,883	1,595,532
3,998	Thermador Groupe	362,004	358,375
		32,082,535	41,285,292
Germany 1.30%
136,374	Hamburger Hafen und Logistik AG	3,234,735	3,425,492
35,482	Daimler AG	1,893,021	2,911,737

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Global Income Builder Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 34.53% — (continued)
Germany 1.30% — (continued)
8,145	SMT Scharf AG	$257,604	$264,196
		5,385,360	6,601,425
Greece 0.06%
23,360	Jumbo SA (a)	99,543	313,998
Hong Kong 1.63%
1,135,411	Hopewell Holdings Limited	3,865,661	3,829,614
1,474,000	Mandarin Oriental International Limited	2,498,843	2,520,540
311,228	Great Eagle Holdings Limited	1,073,169	1,109,951
67,700	Guoco Group Limited	589,955	838,282
		8,027,628	8,298,387
Ireland 1.29%
254,955	CRH PLC	5,124,177	6,225,943
86,360	Beazley PLC	287,087	316,818
		5,411,264	6,542,761
Israel 0.36%
221,868	Israel Chemicals Limited	2,375,297	1,835,975
Italy 2.18%
262,998	Eni S.p.A	6,163,933	6,659,642
819,982	Italcementi S.p.A. RSP	2,225,141	3,852,122
41,871	Recordati S.p.A.	355,865	549,742
		8,744,939	11,061,506
Japan 3.14%
268,400	Hoya Corporation	5,374,170	6,422,711
80,300	Astellas Pharma, Inc.	3,922,039	4,458,843
36,500	Ono Pharmaceutical Company Limited	2,224,599	2,746,873
89,700	NKSJ Holdings, Inc.	1,903,977	2,306,128
		13,424,785	15,934,555
Mexico 0.42%
137,320	Fresnillo PLC	2,842,780	2,147,844
Netherlands 1.42%
27,053	HAL Trust	3,336,961	3,764,947
91,816	Sligro Food Group NV	2,784,105	3,437,585
		6,121,066	7,202,532
Norway 0.91%
572,569	Orkla ASA	4,565,488	4,640,723

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Schedule of Investments | Year Ended October 31, 2013

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 34.53% — (continued)
Singapore 0.57%
2,799,398	Asian Pay Television Trust	$1,968,844	$1,780,329
416,000	Singapore Airport Terminal Services Limited	935,194	1,138,625
		2,904,038	2,918,954
South Korea 0.49%
33,800	KT&G Corporation	2,585,604	2,469,479
Spain 0.84%
68,768	Red Electrica Corporation SA	3,462,097	4,286,603
Sweden 0.87%
141,247	Investor AB, Class 'A'	3,643,652	4,427,013
Switzerland 1.63%
114,543	Nestlé SA	7,624,492	8,268,658
Thailand 0.15%
1,762,000	Thai Beverage PCL	512,015	773,056
United Kingdom 2.67%
1,504,952	WM Morrison Supermarkets PLC	6,509,871	6,795,117
256,540	GlaxoSmithKline PLC	6,030,381	6,760,308
		12,540,252	13,555,425
Total International Common Stocks		157,034,813	175,400,597
Total Common Stocks		238,443,799	265,844,293
Closed-End Mutual Fund — 0.17%
Singapore 0.17%
10,190,200	Macquarie International Infrastructure Fund Limited	1,475,998	836,742
OUNCES
Commodity — 0.84%
3,215	Gold bullion (a)	4,613,406	4,255,483
PRINCIPAL
Bonds — 32.76%
U.S. Convertible Bond — 0.70%
$3,400,000	Advanced Micro Devices, Inc. 6.00% due 05/01/15 (b)	3,256,869	3,548,750

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Global Income Builder Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Corporate Bonds — 18.51%
$6,750,000	ACCO Brands Corporation 6.75% due 04/30/20	$6,961,599	$6,817,500
959,000	Air Medical Group Holdings, Inc. 9.25% due 11/01/18	1,005,095	1,040,515
1,357,000	Aleris International, Inc. 7.875% due 11/01/20	1,353,572	1,445,205
881,000	American Axle & Manufacturing, Inc. 6.25% due 03/15/21	881,000	931,658
2,522,000	American Axle & Manufacturing, Inc. 6.625% due 10/15/22	2,570,305	2,673,320
2,475,000	Basic Energy Services, Inc. 7.75% due 02/15/19	2,471,794	2,580,188
2,475,000	Basic Energy Services, Inc. 7.75% due 10/15/22	2,415,736	2,512,125
5,500,000	Bi-Lo LLC 9.25% due 02/15/19 (c)	5,888,943	6,118,750
1,435,000	Carrizo Oil & Gas, Inc. 7.50% due 09/15/20	1,500,888	1,571,325
900,000	Carrizo Oil & Gas, Inc. 8.625% due 10/15/18	939,199	990,000
1,500,000	CCO Holdings LLC 7.375% due 06/01/20	1,630,734	1,646,250
1,950,000	CCO Holdings LLC 8.125% due 04/30/20	2,132,633	2,145,000
2,115,000	Citgo Petroleum Corporation 11.50% due 07/01/17 (c)	2,314,482	2,337,075
3,725,000	CommScope, Inc. 8.25% due 01/15/19 (c)	3,978,993	4,106,812
551,000	Crestwood Midstream Partners L.P. 6.125% due 03/01/22 (c)(d)	551,000	564,775
5,000,000	Drill Rigs Holdings, Inc. 6.50% due 10/01/17 (c)	5,021,413	5,287,500
375,000	Everest Acquisition LLC 6.875% due 05/01/19	391,108	405,000
1,200,000	Everest Acquisition LLC 7.75% due 09/01/22	1,216,041	1,356,000
3,350,000	Fiesta Restaurant Group, Inc. 8.875% due 08/15/16	3,529,410	3,571,937
3,750,000	Frontier Communications Corporation 8.50% due 04/15/20	4,186,286	4,303,125
2,325,000	Huntington Ingalls Industries, Inc. 7.125% due 03/15/21	2,506,897	2,531,344

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Schedule of Investments | Year Ended October 31, 2013

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Corporate Bonds — 18.51% — (continued)
$2,546,000	Outerwall, Inc. 6.00% due 03/15/19 (c)	$2,474,100	$2,491,898
5,820,000	Parker Drilling Company 7.50% due 08/01/20 (c)	5,818,429	6,074,625
1,850,000	PHH Corporation 7.375% due 09/01/19	1,909,039	1,965,625
6,085,000	Rentech Nitrogen Partners L.P. 6.50% due 04/15/21 (c)	6,144,025	5,932,875
5,925,000	SandRidge Energy, Inc. 7.50% due 02/15/23	6,164,905	6,176,812
4,322,000	Sprint Corporation 7.25% due 09/15/21 (c)	4,419,739	4,673,162
2,350,000	STHI Holding Corporation 8.00% due 03/15/18 (c)	2,505,425	2,543,875
2,373,000	Taylor Morrison Communities, Inc. 7.75% due 04/15/20 (c)	2,525,815	2,634,030
4,976,000	Toys R Us Property Company II 8.50% due 12/01/17	5,152,017	5,162,600
807,000	William Carter Company 5.25% due 08/15/21 (c)	813,847	823,140
600,000	Wolverine World Wide, Inc. 6.125% due 10/15/20	609,204	642,000
Total U.S. Corporate Bonds		91,983,673	94,056,046
International Bonds — 13.55%
International Convertible Bond — 0.15%
Mauritius 0.15%
800,000 USD	Golden Agri-Resources Limited 2.50% due 10/04/17 (e)(f)(g)	735,957	773,000
International Corporate Bonds — 13.40%
Australia 1.88%
4,459,000 USD	Ausdrill Finance Pty Limited 6.875% due 11/01/19 (c)(g)	4,240,158	4,169,165
5,215,000 USD	Nufarm Australia Limited 6.375% due 10/15/19 (c)	5,420,753	5,397,525
		9,660,911	9,566,690
Bermuda 0.66%
500,000 USD	Aircastle Limited 6.25% due 12/01/19	511,200	535,000
2,525,000 USD	Aircastle Limited 7.625% due 04/15/20	2,730,170	2,840,625
		3,241,370	3,375,625

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Global Income Builder Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Corporate Bonds — 13.40% — (continued)
Canada 5.14%
3,750,000 USD	New Gold, Inc. 6.25% due 11/15/22 (c)	$3,712,981	$3,712,500
500,000 USD	New Gold, Inc. 7.00% due 04/15/20 (c)	513,832	519,375
6,000,000 USD	PetroBakken Energy Limited 8.625% due 02/01/20 (c)	6,003,886	6,045,000
7,317,000 USD	Precision Drilling Corporation 6.50% due 12/15/21	7,644,258	7,829,190
400,000 USD	Precision Drilling Corporation 6.625% due 11/15/20	400,818	428,000
6,788,000 USD	Thompson Creek Metals Company, Inc. 9.75% due 12/01/17	7,219,698	7,560,135
		25,495,473	26,094,200
France 0.83%
2,500,000 USD	Rexel SA 5.25% due 06/15/20 (c)	2,450,982	2,562,500
1,550,000 USD	Rexel SA 6.125% due 12/15/19 (c)	1,584,964	1,635,250
		4,035,946	4,197,750
Luxembourg 0.20%
996,000 USD	Millicom International Cellular SA 6.625% due 10/15/21 (c)	1,011,173	1,028,370
Netherlands 0.78%
2,300,000 EUR	HeidelbergCement Finance BV 8.50% due 10/31/19 (e)	3,489,296	3,985,503
Norway 0.32%
1,630,000 USD	Eksportfinans ASA 2.00% due 09/15/15	1,565,260	1,605,550
South Africa 0.89%
4,180,000 USD	AngloGold Ashanti Holdings PLC 8.50% due 07/30/20	4,197,149	4,493,500
Sweden 1.95%
2,350,000 EUR	Eileme 2 AB 11.75% due 01/31/20 (c)	3,421,940	3,785,779
1,700,000 USD	Perstorp Holding AB 8.75% due 05/15/17 (c)	1,723,874	1,785,000
2,000,000 EUR	Perstorp Holding AB 9.00% due 05/15/17 (c)	2,778,702	2,899,066
1,000,000 EUR	Perstorp Holding AB 9.00% due 05/15/17 (e)	1,348,948	1,449,533
		9,273,464	9,919,378

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Schedule of Investments | Year Ended October 31, 2013

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Corporate Bonds — 13.40% — (continued)
United Kingdom 0.75%
2,210,000 USD	Jaguar Land Rover PLC 5.625% due 02/01/23 (c)	$2,195,313	$2,204,475
1,400,000 USD	Jaguar Land Rover PLC 8.125% due 05/15/21 (c)	1,485,620	1,596,000
		3,680,933	3,800,475
Total International Corporate Bonds		65,650,975	68,067,041
Total Bonds		161,627,474	166,444,837
Term Loans — 5.90%
United States 5.90%
3,319,913 USD	Alcatel-Lucent, Term Loan C 5.75% due 01/30/19	3,362,235	3,373,602
869,430 USD	Ameriforge Group, Inc., 5.00% due 12/19/19	865,450	877,581
1,995,000 USD	Appvion, Inc. 5.75% - 6.75% due 06/28/19	1,975,907	2,017,444
2,046,715 EUR	Axalta Coating Systems U.S. Holdings Inc., Term Loan B 5.25% due 01/18/20	2,757,944	2,819,220
3,767,814 USD	Caraustar Industry, Inc. 7.50% due 05/01/19	3,817,456	3,846,309
3,562,010 USD	Fortescue Metals Group 5.25% due 10/18/17	3,559,654	3,576,379
4,360,072 USD	JC Penney Corporation, Inc., 6.00% due 05/21/18	4,397,938	4,233,129
2,138,838 USD	NEP Supershooters L.P. 4.75% due 01/22/20	2,142,285	2,153,809
7,145,853 USD	Roundy's Supermarkets, Inc., Term Loan B 5.75% due 02/13/19	6,927,950	7,076,182
Total Term Loans		29,806,819	29,973,655
U.S. Commercial Paper — 7.14%
$7,265,000	Arrow Electronics, Inc. 0.25% due 11/01/13	7,265,000	7,265,000
1,441,000	Exxon Mobil Corporation 0.05% due 12/05/13	1,440,932	1,440,932
10,491,000	Ford Motor Credit Company 0.51% due 11/01/13	10,491,000	10,491,000
1,356,000	Medtronic, Inc. 0.05% due 12/17/13	1,355,913	1,355,913

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Global Income Builder Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 7.14% — (continued)
$10,491,000	NYSE Euronext, Inc. 0.13% due 11/01/13	$10,491,000	$10,491,000
5,245,000	Safeway, Inc. 0.51% due 11/01/13	5,245,000	5,245,000
Total U.S. Commercial Paper		36,288,845	36,288,845
Total Investments — 99.14%		$472,256,341	503,643,855
Other Assets in Excess of Liabilities — 0.86%			4,369,459
Net Assets — 100.00%			$508,013,314

  (a)  Non-income producing security/commodity.

  (b)  This security is convertible until April 30, 2015.

  (c)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

  (d)  When-Issued security.

  (e)  Represents a security registered under Regulation S. Bonds sold under Regulation S may not be offered, sold or delivered within the U.S., or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

  (f)  This security is convertible until September 27, 2017.

  (g)  Security is deemed illiquid. At October 31, 2013, the value of these securities amounted to $4,942,165 or 0.97% of net assets.

At October 31, 2013, aggregate cost for federal income tax purposes was $474,602,738. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$37,569,656
Gross unrealized depreciation	(8,528,539)
Net unrealized appreciation	$29,041,117

Abbreviations used in this schedule include:

PCL  — Public Company Limited

PLC  — Public Limited Company

REIT  — Real Estate Investment Trust

RSP  — Represents Non-Voting Shares

Currencies

EUR  — Euro

USD  — United States Dollar

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Schedule of Investments | Year Ended October 31, 2013

Foreign Currency Exchange Contracts — Sales
SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE DELIVERED		U.S. $ TO BE RECEIVED	U.S. $ VALUE AT OCTOBER 31, 2013	UNREALIZED APPRECIATION AT OCTOBER 31, 2013	UNREALIZED DEPRECIATION AT OCTOBER 31, 2013
12/18/13	12,500,000	Euro	$16,656,602	$16,973,151	$—	$(316,549)
01/15/14	3,976,000	Euro	5,231,787	5,398,975	—	(167,188)
02/19/14	6,205,000	Euro	8,180,094	8,425,680	—	(245,586)
03/19/14	3,951,000	Euro	5,296,744	5,365,671	—	(68,927)
04/16/14	5,429,000	Euro	7,359,313	7,373,280	—	(13,967)
12/18/13	91,374,000	Japanese Yen	964,136	929,506	34,630	—
01/15/14	117,321,000	Japanese Yen	1,174,900	1,193,722	—	(18,822)
02/19/14	207,999,000	Japanese Yen	2,110,791	2,116,180	—	(5,389)
03/19/14	108,493,000	Japanese Yen	1,094,838	1,104,360	—	(9,522)
04/16/14	95,945,000	Japanese Yen	977,717	976,828	889	—
			$49,046,922	$49,857,353	$35,519	$(845,950)

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
U.S. Common Stocks
Consumer Discretionary	0.38%
Consumer Staples	2.61
Energy	1.87
Financials	3.32
Industrials	2.10
Information Technology	5.06
Materials	0.39
Utilities	2.07
Total U.S. Common Stocks	17.80
International Common Stocks
Consumer Discretionary	1.48
Consumer Staples	5.76
Energy	5.16
Financials	3.71
Health Care	3.84
Industrials	4.85
Information Technology	1.99
Materials	6.90
Utilities	0.84
Total International Common Stocks	34.53

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Global Income Builder Fund

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS — (CONTINUED)	PERCENT OF NET ASSETS
Closed-End Mutual Fund	0.17%
Commodity	0.84
U.S. Convertible Bond
Industrials	0.70
Total U.S. Convertible Bond	0.70
U.S. Corporate Bonds
Consumer Discretionary	5.07
Consumer Staples	1.20
Energy	5.88
Health Care	0.50
Industrials	1.09
Materials	1.45
Telecommunication Services	3.32
Total U.S. Corporate Bonds	18.51
International Convertible Bond
Consumer Staples	0.15
Total International Convertible Bond	0.15
International Corporate Bonds
Consumer Discretionary	0.75
Energy	2.82
Financials	1.80
Industrials	0.83
Materials	6.26
Telecommunication Services	0.94
Total International Corporate Bonds	13.40
Term Loans	5.90
U.S. Commercial Paper	7.14
Total Investments	99.14%

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

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Fund Overview | Data as of October 31, 2013 (unaudited)

INVESTMENT OBJECTIVE

First Eagle High Yield Fund seeks to provide investors with a high level of current income. To pursue its investment objective the Fund normally invests at least 80% of its net assets in high yield, below investment-grade instruments, or other instruments.

Average Annual Returns^
	ONE-YEAR	FIVE-YEARS	SINCE INCEPTION (11-19-07)
First Eagle High Yield Fund (I Shares)	7.85%	18.55%	12.19%
Barclays Capital U.S. Corporate High Yield Bond Index	8.87	18.12	9.87

Asset Allocation*

Countries**
United States	69.95%
Canada	5.36
Sweden	3.34
Bermuda	2.47
Australia	2.09
United Kingdom	1.79
Netherlands	1.30
Cayman Islands	1.18
Luxembourg	1.09
Norway	1.05
France	1.00
South Africa	0.98
Ireland	0.86
Germany	0.24
Mauritius	0.19

^  Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower.

*  Asset Allocation and Countries percentages are based on total investments in the portfolio.

**  Country allocations reflect country of the issuer (not currency of issue) and exclude short term investments. Bonds of non-U.S. issuers may be U.S. dollar denominated.

  The Fund's portfolio composition is subject to change at any time.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

High Yield Fund

Growth of a $10,000 Initial Investment

The Adviser has contractually agreed to limit operating expenses of the Fund to an annual rate of 1.25% for A Shares, 2.00% for Class C Shares, and 0.80% for I Shares, with gross operating expenses of 1.13%, 1.88%, and 0.88%, respectively. This limitation excludes certain expenses as described in the Fees and Expenses section of the prospectus. This limitation will continue until December 31, 2013. The expense limitation may be terminated by the Adviser in future years.

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class I Shares do not give effect to the deduction of a maximum sales charge.

The Barclays Capital U.S. Corporate High Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt, is unmanaged, with dividends reinvested, and is not available for purchase. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The index is presented here for comparison purposes only. One cannot invest directly in an index.

Top 10 Holdings*
Bi-Lo LLC (U.S. food-retail company)	1.58%
Roundy's Supermarkets, Inc. Term Loan B (U.S. wholesale grocery company)	1.53
Brickman Group Holdings, Inc. (U.S. landscaping company)	1.36
ROC Finance (U.S. special purpose finance company)	1.30
Sprint Corporation (U.S. communications services provider)	1.26
Advanced Micro Devices, Inc. (U.S. integrated circuits manufacturer)	1.25
HeidelbergCement Finance BV (German building materials manufacturer)	1.23
Nufarm Australia Limited (Australian agriculture chemical company)	1.22
ACCO Brands Corporation (U.S. office product manufacturer)	1.18
Offshore Group Investment Limited (Cayman Island energy company)	1.17
Total	13.08%

*  Holdings in cash, commercial paper and other short term cash equivalents have been excluded. Percentages are based on total net assets.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

First Eagle High Yield Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Bonds — 73.39%
U.S. Convertible Bonds — 1.45%
$12,150,000	Advanced Micro Devices, Inc. 6.00% due 05/01/15 (a)	$11,626,603	$12,681,562
1,915,000	Headwaters, Inc. 8.75% due 02/01/16 (b)	1,949,521	2,068,200
Total U.S. Convertible Bonds		13,576,124	14,749,762
U.S. Corporate Bonds — 50.84%
11,826,000	ACCO Brands Corporation 6.75% due 04/30/20	12,199,054	11,944,260
4,037,000	Air Medical Group Holdings, Inc. 9.25% due 11/01/18	4,232,120	4,380,145
5,221,000	Aleris International, Inc. 7.875% due 11/01/20	5,218,258	5,560,365
2,909,000	American Axle & Manufacturing, Inc. 6.25% due 03/15/21	2,909,000	3,076,268
3,478,000	American Axle & Manufacturing, Inc. 6.625% due 10/15/22	3,520,304	3,686,680
8,613,000	Antero Resources Finance Corporation 5.375% due 11/01/21 (c)(d)	8,701,087	8,758,344
8,672,000	Atlas Energy Holdings Operating Company LLC 7.75% due 01/15/21 (d)(e)	8,689,221	8,238,400
6,147,000	Atlas Pipeline Partners L.P. 5.875% due 08/01/23 (d)	5,893,916	6,070,163
6,363,000	Atwood Oceanics, Inc. 6.50% due 02/01/20	6,651,105	6,840,225
6,238,000	Basic Energy Services, Inc. 7.75% due 02/15/19	6,169,201	6,503,115
4,583,000	Basic Energy Services, Inc. 7.75% due 10/15/22	4,550,168	4,651,745
7,716,000	Bi-Lo LLC 8.625% due 09/15/18 (d)(f)	7,676,979	8,005,350
14,425,000	Bi-Lo LLC 9.25% due 02/15/19 (d)	15,176,131	16,047,812
1,544,000	Bon-Ton Department Stores, Inc. 8.00% due 06/15/21	1,544,000	1,462,940
2,581,000	Bon-Ton Department Stores, Inc. 10.625% due 07/15/17	2,300,153	2,593,905
12,829,000	Brickman Group Holdings, Inc. 9.125% due 11/01/18 (d)(e)	13,182,592	13,791,175
7,625,000	Carrizo Oil & Gas, Inc. 8.625% due 10/15/18	7,884,655	8,387,500

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Schedule of Investments | Year Ended October 31, 2013

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Corporate Bonds — 50.84% — (continued)
$2,841,000	CCO Holdings LLC 6.625% due 01/31/22	$2,920,848	$2,954,640
10,210,000	CCO Holdings LLC 7.375% due 06/01/20	11,021,617	11,205,475
3,961,000	CCO Holdings LLC 8.125% due 04/30/20	4,320,580	4,357,100
10,110,000	Citgo Petroleum Corporation 11.50% due 07/01/17 (d)	10,931,341	11,171,550
9,522,000	Cleaver-Brooks, Inc. 8.75% due 12/15/19 (d)	9,851,715	10,390,882
2,150,000	Cloud Peak Energy Resources 8.25% due 12/15/17	2,242,568	2,262,875
110,000	Cloud Peak Energy Resources 8.50% due 12/15/19	110,685	119,625
8,573,000	CommScope, Inc. 8.25% due 01/15/19 (d)	8,976,723	9,451,733
1,106,000	Crestwood Midstream Partners L.P. 6.125% due 03/01/22 (c)(d)	1,106,000	1,133,650
10,283,000	Drill Rigs Holdings, Inc. 6.50% due 10/01/17 (d)	10,366,544	10,874,272
9,150,000	DriveTime Automotive Group, Inc. 12.625% due 06/15/17	9,863,719	10,133,625
5,241,000	DuPont Fabros Technology L.P. 5.875% due 09/15/21 (d)	5,304,037	5,398,230
4,000,000	EP Energy LLC 9.375% due 05/01/20	4,045,539	4,640,000
1,075,000	Everest Acquisition LLC 6.875% due 05/01/19	1,096,686	1,161,000
7,320,000	Fiesta Restaurant Group, Inc. 8.875% due 08/15/16	7,619,455	7,804,950
2,894,000	Frontier Communications Corporation 7.125% due 03/15/19	3,053,074	3,168,930
10,036,000	Frontier Communications Corporation 8.50% due 04/15/20	10,857,237	11,516,310
8,427,000	GenCorp, Inc. 7.125% due 03/15/21 (d)	8,754,315	9,059,025
779,000	Goodman Networks, Inc. 12.125% due 07/01/18 (d)(e)	814,862	825,740
5,335,000	Goodman Networks, Inc. 13.125% due 07/01/18 (d)(e)	5,569,157	5,655,100
8,870,000	Headwaters, Inc. 7.625% due 04/01/19	8,904,983	9,490,900

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

High Yield Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Corporate Bonds — 50.84% — (continued)
$3,000,000	Huntington Ingalls Industries, Inc. 6.875% due 03/15/18	$3,120,262	$3,243,750
6,226,000	Huntington Ingalls Industries, Inc. 7.125% due 03/15/21	6,613,063	6,778,558
3,350,000	Interface, Inc. 7.625% due 12/01/18	3,538,294	3,659,875
2,000,000	International Lease Finance Corporation 8.625% due 09/15/15	2,106,104	2,232,500
5,985,000	JC Penney Corporation, Inc. Series 'A' 6.875% due 10/15/15	5,507,540	5,162,063
11,243,000	Kemet Corporation 10.50% due 05/01/18	11,470,586	10,933,817
1,961,000	Kinder Morgan, Inc. 5.00% due 02/15/21 (d)	1,961,000	1,961,000
5,882,000	Kinder Morgan, Inc. 5.625% due 11/15/23 (d)	5,911,407	5,911,407
3,646,000	Kraton Polymers 6.75% due 03/01/19	3,717,075	3,819,185
5,460,000	L Brands, Inc. 5.625% due 10/15/23	5,498,869	5,610,150
8,726,000	Landry's, Inc. 9.375% due 05/01/20 (d)	9,050,777	9,489,525
7,769,000	Magnachip Semiconductor Corporation 6.625% due 07/15/21 (d)	7,728,189	7,807,845
5,684,000	Mcron Finance Corporation 8.375% due 05/15/19 (d)	5,754,404	6,323,450
762,000	Milacron LLC 7.75% due 02/15/21 (d)	762,000	800,100
2,119,000	Noranda Aluminum Acquisition Corporation 11.00% due 06/01/19 (d)(e)	2,119,000	1,801,150
10,570,000	Outerwall, Inc. 6.00% due 03/15/19 (d)	10,545,192	10,345,387
1,107,000	Parker Drilling Company 7.50% due 08/01/20 (d)	1,110,936	1,155,431
8,613,000	Parker Drilling Company 9.125% due 04/01/18	9,067,195	9,258,975
6,020,000	PHH Corporation 7.375% due 09/01/19	6,342,409	6,396,250
10,449,000	Post Holdings, Inc. 7.375% due 02/15/22 (d)	10,984,960	11,193,491
8,356,000	Quality Distribution 9.875% due 11/01/18	9,067,192	9,254,270

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Schedule of Investments | Year Ended October 31, 2013

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Corporate Bonds — 50.84% — (continued)
$6,386,000	Radio Systems Corporation 8.375% due 11/01/19 (d)	$6,521,014	$7,072,495
10,243,000	Rentech Nitrogen Partners L.P. 6.50% due 04/15/21 (d)	10,341,233	9,986,925
6,240,000	Rex Energy Corporation 8.875% due 12/01/20	6,217,391	6,770,400
12,133,000	ROC Finance 12.125% due 09/01/18 (d)	13,446,280	13,164,305
6,950,000	Samson Investment Company 10.00% due 02/15/20 (d)	7,209,108	7,540,750
9,275,000	SandRidge Energy, Inc. 7.50% due 02/15/23	9,439,981	9,669,188
8,363,000	Seitel, Inc. 9.50% due 04/15/19	8,400,608	8,666,159
2,690,000	Shea Homes L.P. 8.625% due 05/15/19	2,717,003	2,992,625
7,720,000	Silgan Holdings, Inc. 5.50% due 02/01/22 (d)	7,686,552	7,720,000
2,000,000	Sprint Communications, Inc. 6.00% due 11/15/22	1,972,500	1,980,000
5,000,000	Sprint Communications, Inc. 7.00% due 08/15/20	5,155,443	5,387,500
11,799,000	Sprint Corporation 7.25% due 09/15/21 (d)	11,897,321	12,757,669
6,982,000	STHI Holding Corporation 8.00% due 03/15/18 (d)	7,414,408	7,558,015
1,170,000	T-Mobile USA, Inc. 6.542% due 04/28/20	1,170,000	1,244,588
3,000,000	T-Mobile USA, Inc. 6.633% due 04/28/21	3,100,646	3,183,750
4,680,000	T-Mobile USA, Inc. 6.731% due 04/28/22	4,743,983	4,960,800
195,000	T-Mobile USA, Inc. 6.836% due 04/28/23	191,113	206,944
9,264,000	Taylor Morrison Communities, Inc. 7.75% due 04/15/20 (d)	9,806,019	10,283,040
9,479,000	Toys R Us Property Company II 8.50% due 12/01/17	9,805,094	9,834,462
4,650,000	United Rentals North America, Inc. 7.375% due 05/15/20	4,713,909	5,208,000
200,000	United Rentals North America, Inc. 7.625% due 04/15/22	200,000	225,000

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

High Yield Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Corporate Bonds — 50.84% — (continued)
$556,000	William Carter Company 5.25% due 08/15/21 (d)	$556,000	$567,120
3,064,000	Wolverine World Wide, Inc. 6.125% due 10/15/20	3,110,999	3,278,480
Total U.S. Corporate Bonds		502,022,688	516,170,398
International Convertible Bond — 0.19%
Mauritius 0.19%
2,000,000 USD	Golden Agri-Resources Limited 2.50% due 10/04/17 (e)(g)(h)	1,840,555	1,932,500
International Corporate Bonds — 20.91%
Australia 2.09%
9,425,000 USD	Ausdrill Finance PTY Limited 6.875% due 11/01/19 (d)(e)	9,341,202	8,812,375
11,955,000 USD	Nufarm Australia Limited 6.375% due 10/15/19 (d)	12,315,244	12,373,425
		21,656,446	21,185,800
Bermuda 2.46%
5,825,000 USD	Aircastle Limited 7.625% due 04/15/20	6,031,980	6,553,125
10,077,000 USD	Santa Maria Offshore Limited 8.875% due 07/03/18 (d)(e)	10,211,316	10,631,235
6,900,000 USD	Viking Cruises, Limited 8.50% due 10/15/22 (d)	7,133,730	7,762,500
		23,377,026	24,946,860
Canada 4.72%
10,081,000 USD	Mood Media Corporation 9.25% due 10/15/20 (d)	10,533,146	9,022,495
5,230,000 USD	New Gold, Inc. 6.25% due 11/15/22 (d)	5,095,856	5,177,700
4,974,000 USD	New Gold, Inc. 7.00% due 04/15/20 (d)	5,063,736	5,166,743
9,947,000 USD	PetroBakken Energy Limited 8.625% due 02/01/20 (d)	9,961,740	10,021,602
5,656,000 USD	Precision Drilling Corporation 6.50% due 12/15/21	5,904,348	6,051,920
2,550,000 USD	Thompson Creek Metals Company, Inc. 7.375% due 06/01/18	2,272,848	2,320,500
7,214,000 USD	Thompson Creek Metals Company, Inc. 9.75% due 12/01/17	7,492,779	8,034,592
2,000,000 USD	Thompson Creek Metals Company, Inc. 12.50% due 05/01/19	2,014,260	2,120,000
		48,338,713	47,915,552

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Schedule of Investments | Year Ended October 31, 2013

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Corporate Bonds — 20.91% — (continued)
Cayman Islands 1.17%
10,900,000 USD	Offshore Group Investment Limited 7.50% due 11/01/19	$10,979,068	$11,908,250
France 0.99%
4,900,000 USD	Rexel SA 5.25% due 06/15/20 (d)	4,865,126	5,022,500
4,805,000 USD	Rexel SA 6.125% due 12/15/19 (d)	4,851,607	5,069,275
		9,716,733	10,091,775
Ireland 0.85%
8,031,000 USD	Ardagh Packaging Finance PLC 9.125% due 10/15/20 (d)	8,303,875	8,663,402
Luxembourg 0.21%
2,060,000 USD	Millicom International Cellular SA 6.625% due 10/15/21 (d)	2,091,132	2,126,950
Netherlands 1.30%
7,215,000 EUR	HeidelbergCement Finance BV 8.50% due 10/31/19 (g)	10,390,304	12,502,351
600,000 USD	Schaeffler Holding Finance BV 6.875% due 08/15/18 (d)(f)	596,955	642,000
		10,987,259	13,144,351
Norway 1.04%
10,755,000 USD	Eksportfinans ASA 2.00% due 09/15/15	10,065,170	10,593,675
South Africa 0.97%
9,202,000 USD	AngloGold Ashanti Holdings PLC 8.50% due 07/30/20	9,239,745	9,892,150
Sweden 3.33%
737,059 USD	Eileme 1 AB 14.25% due 08/15/20 (d)(e)(f)	710,501	796,024
5,875,000 USD	Eileme 2 AB 11.625% due 01/31/20 (d)	6,449,043	6,917,813
4,450,000 EUR	Eileme 2 AB 11.75% due 01/31/20 (d)	5,950,881	7,168,814
7,750,000 USD	Perstorp Holding AB 8.75% due 05/15/17 (d)	7,795,339	8,137,500
1,000,000 EUR	Perstorp Holding AB 9.00% due 05/15/17 (d)	1,389,348	1,449,533
1,000,000 EUR	Perstorp Holding AB 9.00% due 05/15/17 (g)	1,348,948	1,449,533
5,470,000 EUR	TVN Finance Corporation III AB 7.375% due 12/15/20 (d)	7,417,103	7,872,502
		31,061,163	33,791,719

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

High Yield Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Corporate Bonds — 20.91% — (continued)
United Kingdom 1.78%
4,400,000 USD	Ineos Finance PLC 8.375% due 02/15/19 (d)	$4,557,429	$4,922,500
790,000 USD	Jaguar Land Rover PLC 5.625% due 02/01/23 (d)	790,000	788,025
5,700,000 USD	Jaguar Land Rover PLC 8.125% due 05/15/21 (d)	5,862,143	6,498,000
453,000 EUR	Viridian Group FundCo II 11.125% due 04/01/17 (d)	548,921	680,411
4,724,000 USD	Viridian Group FundCo II 11.125% due 04/01/17 (d)	4,584,074	5,220,020
		16,342,567	18,108,956
Total International Corporate Bonds		202,158,897	212,369,440
Total Bonds		719,598,264	745,222,100
Term Loans — 19.12%
Canada 0.62%
6,171,486 USD	Essar Steel Algoma, Inc., ABL Term Loan 8.75% due 09/20/14	6,152,153	6,279,487
Germany 0.25%
1,815,337 EUR	Schaeffler AG, Term Loan C 4.75% due 01/27/17	2,197,275	2,488,651
Luxembourg 0.88%
3,084,270 USD	ION Trading Technologies S.a.r.l., First Lien Term Loan 4.50% due 05/22/20	3,069,644	3,100,977
5,800,000 USD	ION Trading Technologies S.a.r.l., Second Lien Term Loan 8.25% due 05/22/21	5,878,275	5,845,919
		8,947,919	8,946,896
United States 17.37%
9,587,550 USD	Alcatel-Lucent, Term Loan C 5.75% due 01/30/19	9,707,656	9,742,600
956,770 USD	Ameriforge Group, Inc., First Lien Term Loan 5.00% due 12/19/19	952,390	965,740
7,230,000 USD	Ameriforge Group, Inc., Second Lien Term Loan 8.75% due 12/18/20	7,369,775	7,329,412
5,861,310 USD	Appvion Inc. 6.75% due 06/28/19	5,805,217	5,927,250

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Schedule of Investments | Year Ended October 31, 2013

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Term Loans — 19.12% — (continued)
United States 17.37% — (continued)
9,125,145 USD	Atkins Nutritionals, Inc., First Lien Term Loan 6.25% due 01/02/19	$9,060,436	$9,239,209
1,528,000 USD	Atkins Nutritionals, Inc., Second Lien Term Loan 9.75% due 04/03/19	1,499,585	1,558,560
7,359,020 EUR	Axalta Coating Systems U.S. Holdings Inc., Term Loan B 5.25% due 01/18/20	9,919,344	10,136,584
2,813,738 USD	Cannery Casino Resorts LLC, Term Loan B 6.00% due 09/25/18	2,790,531	2,819,453
1,891,500 USD	Cannery Casino Resorts LLC, Second Lien Term Loan 10.00% due 09/25/19 (i)	1,840,225	1,768,553
10,215,250 USD	Caraustar Industry, Inc. 7.50% due 05/01/19	10,349,409	10,428,064
7,343,000 USD	CBAC Borrower, LLC, Term Loan B 8.25% due 07/02/20	7,546,440	7,600,005
8,778,663 USD	Demantic S.A. 5.25% due 12/18/19	8,795,702	8,841,764
8,450,819 USD	Fortescue Metals Group 5.25% due 10/18/17	8,415,224	8,484,910
9,938,000 USD	Hostess Brands, Inc. 6.75% due 03/12/20	10,086,735	10,236,140
10,988,460 USD	JC Penney Corporation, Inc., First Lien Term Loan 6.00% due 05/21/18	11,100,055	10,668,531
6,825,423 USD	NEP Supershooters L.P. 4.75% due 01/22/20	6,836,267	6,873,200
2,890,857 USD	NEP Supershooters L.P., Second Lien Term Loan 9.50% due 08/18/20	2,990,107	2,986,015
15,728,039 USD	Roundy's Supermarkets, Inc., Term Loan B 5.75% due 02/13/19	15,417,517	15,574,690
9,998,851 USD	Supervalu Inc., Refi Term Loan B 5.00% due 03/21/19 (i)(j)	9,997,878	10,074,883
2,300,000 USD	Toys R Us Property Company I, Term Loan B 6.00% due 08/21/19	2,277,588	2,254,575
8,437,000 USD	True Religion Apparel, Inc., First Lien Term Loan 5.88% due 07/30/19	7,972,245	8,011,632

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

High Yield Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Term Loans — 19.12% — (continued)
United States 17.37% — (continued)
11,256,000 USD	Water Pik Technologies, Inc., First Lien Term Loan 5.75% due 07/08/20	$11,049,535	$11,213,790
7,366,397 USD	Wilton Brands LLC 7.50% due 08/30/18	7,282,376	6,850,750
6,911,000 USD	Zest Anchors LLC 6.50% due 08/16/20	6,775,612	6,841,890
		175,837,849	176,428,200
Total Term Loans		193,135,196	194,143,234
U.S. Commercial Paper — 7.08%
$13,776,000	Arrow Electronics, Inc. 0.25% due 11/01/13	13,776,000	13,776,000
4,324,000	Exxon Mobil Corporation 0.05% due 12/05/13	4,323,796	4,323,796
19,893,000	Ford Motor Credit Company 0.51% due 11/01/13	19,893,000	19,893,000
4,067,000	Medtronic, Inc. 0.05% due 12/17/13	4,066,740	4,066,740
19,893,000	NYSE Euronext, Inc. 0.13% due 11/01/13	19,893,000	19,893,000
9,946,000	Safeway, Inc. 0.51% due 11/01/13	9,946,000	9,946,000
Total U.S. Commercial Paper		71,898,536	71,898,536
Total Investments — 99.59%		$984,631,996	1,011,263,870
Other Assets in Excess of Liabilities — 0.41%			4,148,446
Net Assets — 100.00%			$1,015,412,316

  (a)  This security is convertible until April 30, 2015.

  (b)  This security is convertible until January 27, 2016.

  (c)  When-Issued security.

  (d)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

  (e)  Security is deemed illiquid. At October 31, 2013, the value of these securities amounted to $52,483,699 or 5.17% of net assets.

  (f)  Payment-in-kind security.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Schedule of Investments | Year Ended October 31, 2013

  (g)  Represents a security registered under Regulation S. Bonds sold under Regulation S may not be offered, sold or delivered within the U.S., or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

  (h)  This security is convertible until September 27, 2017.

  (i)  At October 31, 2013, all or a portion of the security was segregated to cover collateral requirements for extended trade settlements.

  (j)  All or a portion of the security represents unsettled loan positions.

At October 31, 2013, aggregate cost for federal income tax purposes was $984,631,997. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$32,530,831
Gross unrealized depreciation	(5,898,958)
Net unrealized appreciation	$26,631,873

Abbreviations used in this schedule include:

PLC  — Public Limited Company

Currencies

EUR  — Euro

USD  — United States Dollar

Foreign Currency Exchange Contracts — Sales

SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE DELIVERED		U.S. $ TO BE RECEIVED	U.S. $ VALUE AT OCTOBER 31, 2013	UNREALIZED APPRECIATION AT OCTOBER 31, 2013	UNREALIZED DEPRECIATION AT OCTOBER 31, 2013
12/18/13	33,086,000	Euro	$44,154,233	$44,925,891	$—	$(771,658)

Foreign Currency Exchange Contracts — Purchases

SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE RECEIVED		U.S. $ TO BE DELIVERED	U.S. $ VALUE AT OCTOBER 31, 2013	UNREALIZED APPRECIATION AT OCTOBER 31, 2013	UNREALIZED DEPRECIATION AT OCTOBER 31, 2013
12/18/13	2,001,000	Euro	$2,704,822	$2,717,062	$12,240	$—

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
U.S. Convertible Bonds
Industrials	1.45%
Total U.S. Convertible Bonds	1.45

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

High Yield Fund

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS — (CONTINUED)	PERCENT OF NET ASSETS
U.S. Corporate Bonds
Consumer Discretionary	10.78%
Consumer Staples	3.97
Energy	12.96
Financials	2.05
Health Care	0.75
Industrials	9.54
Materials	3.03
Telecommunication Services	7.76
Total U.S. Corporate Bonds	50.84
International Convertible Bonds
Consumer Staples	0.19
Total International Convertible Bonds	0.19
International Corporate Bonds
Consumer Discretionary	1.55
Energy	3.80
Financials	2.56
Industrials	1.84
Materials	7.23
Telecommunication Services	3.35
Utilities	0.58
Total International Corporate Bonds	20.91
Term Loans	19.12
U.S. Commercial Paper	7.08
Total Investments	99.59%
See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

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Fund Overview | Data as of October 31, 2013 (unaudited)

INVESTMENT OBJECTIVE

The First Eagle Fund of America seeks capital appreciation by investing primarily in domestic stocks and to a lesser extent in debt and foreign equity securities. The Fund has a unique event-driven bias that focuses on identifying companies poised to benefit from change that the market has not yet recognized.

Average Annual Returns
	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Fund of America (Y Shares)	29.45%	16.38%	10.32%
Standard & Poor's 500 Index	27.18	15.17	7.46

Asset Allocation*

Sector/Industry**
Materials	29.61%
Information Technology	18.40
Health Care	17.53
Consumer Discretionary	13.71
Industrials	10.15
Energy	7.89
Exchange Traded Fund	0.83

*  Asset Allocation and Sector/Industry percentages are based on total investments in the portfolio.

**  Sector/Industry allocations exclude short term investments and options positions.

  The Fund's portfolio composition is subject to change at any time.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Fund of America

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The Fund's average annual returns shown above are historical and reflect changes in share price, reinvested dividends and is net of expenses.

The Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities, it is also considered a proxy for the total market.

Top 10 Holdings*
Eastman Chemical Company (chemicals company)	5.65%
Seagate Technology PLC (hard disk drive manufacturer)	5.10
Wyndham Worldwide Corporation (hotel and resorts)	5.10
Pfizer Inc. (biopharmaceutical company)	5.00
Occidental Petroleum Corporation (oil and gas production and exploration)	4.95
WR Grace & Company (chemicals and materials manufacturer)	4.48
Hewlett-Packard Company (U.S. software developer)	4.40
Pitney Bowes, Inc. (mailstream solutions company)	4.36
Valeant Pharmaceuticals International, Inc. (pharmaceuticals company)	3.84
Viacom, Inc. Class 'B' (U.S. media company)	3.79
Total	46.67%

*  Holdings in cash, commercial paper and other short term cash equivalents have been excluded. Percentages are based on total net assets.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

First Eagle Fund of America

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks — 98.75%
U.S. Common Stocks — 93.38%
Consumer Discretionary 13.95%
1,909,500	Wyndham Worldwide Corporation (a)	$64,410,967	$126,790,800
1,130,200	Viacom, Inc., Class 'B' (a)	60,574,109	94,134,358
1,259,700	Lowe's Companies, Inc. (a)	53,151,905	62,707,866
84,850	AutoZone, Inc. (a)(b)	35,959,600	36,883,447
1,574,370	Interpublic Group of Companies, Inc. (a)	15,946,073	26,449,416
		230,042,654	346,965,887
Energy 8.02%
1,282,660	Occidental Petroleum Corporation (a)	115,103,167	123,237,973
970,160	Dresser-Rand Group, Inc. (a)(b)	42,846,950	58,956,623
349,500	Atlas Energy L.P. (a)	8,639,916	17,408,595
		166,590,033	199,603,191
Health Care 17.60%
4,053,201	Pfizer, Inc. (a)	85,009,936	124,352,207
902,742	Valeant Pharmaceuticals International, Inc. (a)(b)	13,232,626	95,437,884
851,300	Omnicare, Inc. (a)	20,822,908	46,949,195
1,223,220	Theravance, Inc. (a)(b)	37,197,444	44,818,781
1,428,900	Health Net, Inc. (a)(b)	36,743,611	43,438,560
638,100	Baxter International, Inc. (a)	32,162,938	42,031,647
648,160	Forest Laboratories, Inc. (a)(b)	28,472,031	30,482,965
880,500	Halozyme Therapeutics, Inc. (a)(b)	10,313,868	10,257,825
2	Zoetis, Inc.	49	63
		263,955,411	437,769,127
Industrials 7.90%
5,077,455	Pitney Bowes, Inc. (a)	78,933,297	108,352,889
2,324,490	Avis Budget Group, Inc. (a)(b)	61,412,538	72,826,272
220,100	Flowserve Corporation (a)	8,472,974	15,290,347
		148,818,809	196,469,508
Information Technology 18.72%
2,606,820	Seagate Technology PLC (a)	68,715,355	126,899,997
4,488,400	Hewlett-Packard Company (a)	89,883,454	109,382,308
1,182,130	Motorola Solutions, Inc. (a)	61,235,632	73,906,768
1,965,450	AOL, Inc. (a)(b)	49,913,220	71,227,908
544,900	SanDisk Corporation (a)	33,040,351	37,870,550

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Schedule of Investments | Year Ended October 31, 2013

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Common Stocks — 93.38% — (continued)
Information Technology 18.72% — (continued)
796,672	Leidos Holdings, Inc. (a)	$34,658,884	$37,515,284
248,011	Science Applications International Corporation	8,052,719	8,742,388
		345,499,615	465,545,203
Materials 27.19%
1,782,900	Eastman Chemical Company (a)	57,795,047	140,474,691
1,215,100	WR Grace & Company (a)(b)	72,675,531	111,376,066
1,150,005	FMC Corporation (a)	64,694,506	83,674,364
1,309,270	Rockwood Holdings, Inc. (a)	55,389,276	82,811,327
2,488,740	Sealed Air Corporation (a)	63,435,082	75,110,173
851,050	Valspar Corporation (a)	22,407,329	59,547,969
719,100	Packaging Corporation of America (a)	15,139,566	44,785,548
910,850	Ball Corporation (a)	16,906,573	44,531,457
778,030	Crown Holdings, Inc. (b)	13,580,560	33,922,109
		382,023,470	676,233,704
Total U.S. Common Stocks		1,536,929,992	2,322,586,620
International Common Stocks — 5.37%
Netherlands 2.94%
979,000	LyondellBasell Industries NV, Class 'A' (a)	66,389,390	73,033,400
Switzerland 2.43%
1,654,550	Tyco International Limited (a)	39,156,979	60,473,802
Total International Common Stocks		105,546,369	133,507,202
Total Common Stocks		1,642,476,361	2,456,093,822
Exchange Traded Fund — 0.85%
165,480	SPDR Gold Trust (a)(b)	26,335,665	21,138,415
Investment Company — 1.92%
47,700,122	State Street Institutional U.S. Government Money Market Fund, Institutional Class	47,700,122	47,700,122

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Fund of America

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Bond — 0.23%
U.S. Convertible Bond 0.23%
$2,730,000	Omnicare, Inc. 3.75% due 12/15/25 (c)	$2,730,000	$5,784,187
Total Investment Portfolio Excluding Options Written — 101.75% (Cost: $1,719,242,148)			$2,530,716,546

CONTRACTS		STRIKE PRICE	EXPIRATION DATE	VALUE (NOTE 1)
Covered Call Options Written — (2.67)%
536	AOL, Inc.	$34.00	January 2014	$(219,760)
561	AOL, Inc.	35.00	January 2014	(193,545)
1,467	AOL, Inc.	36.00	January 2014	(429,098)
500	Atlas Energy L.P.	50.00	January 2014	(115,000)
500	Atlas Energy L.P.	55.00	January 2014	(38,750)
294	AutoZone, Inc.	430.00	December 2013	(382,200)
171	AutoZone, Inc.	440.00	December 2013	(144,495)
2,497	Avis Budget Group, Inc.	29.00	January 2014	(646,723)
2,180	Avis Budget Group, Inc.	30.00	December 2013	(479,600)
4,036	Avis Budget Group, Inc.	30.00	January 2014	(1,061,468)
392	Ball Corporation	44.00	November 2013	(184,240)
1,340	Ball Corporation	45.00	November 2013	(529,300)
2,695	Ball Corporation	46.00	November 2013	(815,238)
2,301	Baxter International, Inc.	65.00	November 2013	(361,257)
1,176	Baxter International, Inc.	67.50	November 2013	(32,928)
2,377	Dresser-Rand Group, Inc.	65.00	December 2013	(273,355)
364	Eastman Chemical Company	77.50	December 2013	(127,400)
3,575	Eastman Chemical Company	80.00	December 2013	(822,250)
612	Eastman Chemical Company	80.00	January 2014	(180,540)
2,201	Flowserve Corporation	63.33	January 2014	(1,553,906)
847	FMC Corporation	60.00	November 2013	(1,092,630)
2,736	FMC Corporation	65.00	November 2013	(2,243,520)
853	Forest Laboratories, Inc.	44.00	November 2013	(277,225)
1,055	Halozyme Therapeutics, Inc.	12.00	November 2013	(58,025)
6,271	Halozyme Therapeutics, Inc.	12.00	December 2013	(595,745)
100	Health Net, Inc.	27.50	November 2013	(32,000)
3,174	Hewlett-Packard Company	23.00	December 2013	(714,150)
3,209	Hewlett-Packard Company	23.00	January 2014	(750,906)
2,581	Hewlett-Packard Company	24.00	December 2013	(402,636)

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Schedule of Investments | Year Ended October 31, 2013

CONTRACTS	DESCRIPTION	STRIKE PRICE	EXPIRATION DATE	VALUE (NOTE 1)
Covered Call Options Written — (2.67)% — (continued)
484	Hewlett-Packard Company	$24.00	January 2014	$(82,280)
3,169	Interpublic Group of Companies, Inc.	16.00	January 2014	(364,435)
3,204	Leidos Holdings, Inc.	45.00	January 2014	(1,009,260)
7,225	Lowe's Companies, Inc.	48.00	January 2014	(2,348,125)
1,336	LyondellBasell Industries NV, Class 'A'	75.00	January 2014	(387,440)
4,595	LyondellBasell Industries NV, Class 'A'	77.25	January 2014	(919,000)
1,000	LyondellBasell Industries NV, Class 'A'	80.00	January 2014	(87,500)
788	Motorola Solutions, Inc.	57.50	January 2014	(421,580)
2,606	Motorola Solutions, Inc.	60.00	January 2014	(938,160)
1,000	Motorola Solutions, Inc.	62.50	January 2014	(226,000)
289	Motorola Solutions, Inc.	65.00	January 2014	(32,079)
500	Occidental Petroleum Corporation	95.00	January 2014	(222,500)
936	Occidental Petroleum Corporation	97.50	January 2014	(267,696)
1,199	Occidental Petroleum Corporation	97.50	February 2014	(491,590)
159	Omnicare, Inc.	55.00	January 2014	(31,005)
70	Packaging Corporation of America	50.00	November 2013	(83,650)
3,813	Packaging Corporation of America	52.50	November 2013	(3,832,065)
1,562	Packaging Corporation of America	55.00	November 2013	(1,155,880)
1,700	Packaging Corporation of America	57.50	November 2013	(884,000)
1,512	Pfizer, Inc.	28.00	December 2013	(435,456)
4,633	Pitney Bowes, Inc.	18.00	January 2014	(1,575,220)
14,031	Pitney Bowes, Inc.	19.00	January 2014	(3,507,750)
6,000	Pitney Bowes, Inc.	20.00	January 2014	(1,008,000)
608	Pitney Bowes, Inc.	21.00	January 2014	(60,800)
4,944	Rockwood Holdings, Inc.	65.00	November 2013	(494,400)
629	Rockwood Holdings, Inc.	65.00	February 2014	(169,830)
780	SanDisk Corporation	62.50	January 2014	(612,300)
1,000	SanDisk Corporation	67.50	January 2014	(498,000)
352	SanDisk Corporation	70.00	December 2013	(95,744)
2,412	SanDisk Corporation	70.00	January 2014	(788,724)
233	Seagate Technology PLC	40.00	December 2013	(221,350)
290	Seagate Technology PLC	41.00	December 2013	(225,475)
1,709	Seagate Technology PLC	47.00	January 2014	(589,605)
1,391	Seagate Technology PLC	48.00	January 2014	(404,781)
5,303	Sealed Air Corporation	30.00	January 2014	(742,420)
182	SPDR Gold Trust	123.00	November 2013	(92,820)
183	SPDR Gold Trust	124.00	November 2013	(83,265)

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Fund of America

CONTRACTS	DESCRIPTION	STRIKE PRICE	EXPIRATION DATE	VALUE (NOTE 1)
Covered Call Options Written — (2.67)% — (continued)
182	SPDR Gold Trust	$126.00	November 2013	$(54,600)
183	SPDR Gold Trust	127.00	November 2013	(42,090)
165	SPDR Gold Trust	129.00	December 2013	(47,685)
113	Theravance, Inc.	36.00	December 2013	(35,030)
1,666	Theravance, Inc.	38.00	December 2013	(354,025)
1,000	Theravance, Inc.	40.00	December 2013	(150,000)
577	Theravance, Inc.	41.00	December 2013	(70,682)
1,482	Theravance, Inc.	42.00	January 2014	(226,005)
331	Tyco International Limited	34.00	January 2014	(102,610)
4,086	Tyco International Limited	35.00	January 2014	(958,167)
895	Tyco International Limited	36.00	December 2013	(128,432)
4,600	Valeant Pharmaceuticals International, Inc.	85.00	January 2014	(10,143,000)
600	Valeant Pharmaceuticals International, Inc.	90.00	January 2014	(1,110,000)
1,300	Valeant Pharmaceuticals International, Inc.	97.50	January 2014	(1,313,000)
600	Valeant Pharmaceuticals International, Inc.	105.00	April 2014	(658,767)
1,051	Valeant Pharmaceuticals International, Inc.	115.00	April 2014	(730,445)
429	Valspar Corporation	65.00	January 2014	(259,545)
951	Valspar Corporation	70.00	December 2013	(232,995)
1,625	Viacom, Inc., Class 'B'	72.50	December 2013	(1,828,125)
625	Viacom, Inc., Class 'B'	75.00	December 2013	(565,625)
500	Viacom, Inc., Class 'B'	77.50	December 2013	(352,500)
2,529	Viacom, Inc., Class 'B'	80.00	December 2013	(1,213,920)
565	Viacom, Inc., Class 'B'	82.50	December 2013	(186,450)
565	Viacom, Inc., Class 'B'	85.00	January 2014	(155,375)
2,243	WR Grace & Company	80.00	December 2013	(2,736,460)
1,733	WR Grace & Company	82.50	December 2013	(1,733,000)
500	WR Grace & Company	90.00	January 2014	(250,000)
500	WR Grace & Company	92.50	January 2014	(180,000)
1,190	Wyndham Worldwide Corporation	65.00	February 2014	(464,100)
Total Covered Call Options Written (Premiums Received: $49,208,665)				(66,430,708)
Total Investments — 99.08% (Cost: $1,670,033,483)				2,464,285,838
Other Assets in Excess of Liabilities — 0.92%				22,860,528
Net Assets — 100.00%				$2,487,146,366

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Schedule of Investments | Year Ended October 31, 2013

  (a)  At October 31, 2013, all or a portion of this security was segregated to cover collateral requirement for options.

  (b)  Non-income producing security/commodity.

  (c)  This security is convertible until December 15, 2025.

At October 31, 2013, aggregate cost for federal income tax purposes was $1,682,845,938. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$810,327,054
Gross unrealized depreciation	(28,887,154)
Net unrealized appreciation	$781,439,900

Abbreviations used in this schedule include:

PLC  — Public Limited Company

SPDR  — Standard & Poor's Depository Receipts

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
U.S. Common Stocks
Consumer Discretionary	13.95%
Energy	8.02
Health Care	17.60
Industrials	7.90
Information Technology	18.72
Materials	27.19
Total U.S. Common Stocks	93.38
International Common Stocks
Industrials	2.43
Materials	2.94
Total International Common Stocks	5.37
Exchange Traded Fund	0.85
Investment Company	1.92
U.S. Convertible Bond
Health Care	0.23
Total U.S. Convertible Bond	0.23
Covered Call Options Written	(2.67)
Total Investments	99.08%

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Statement of Assets and Liabilities

	FIRST EAGLE GLOBAL FUND*	FIRST EAGLE OVERSEAS FUND*
Assets
Investments, at Cost (Note 1)
Unaffiliated issuers	$33,134,781,233	$10,634,282,768
Affiliated issuers	1,948,510,642	568,358,745
Gold bullion	1,041,821,196	205,232,834
Foreign currency	—	1,734,784
Total Investments, at Cost	36,125,113,071	11,409,609,131
Investments, at Value (Note 1)
Unaffiliated issuers	41,128,184,704	13,062,600,244
Affiliated issuers	3,081,748,649	797,210,338
Gold bullion	1,691,084,211	528,551,814
Foreign currency	—	1,734,810
Total Investments, at Value	45,901,017,564	14,390,097,206
Cash	124,767	14,963
Receivable for forward currency contracts held, at value (Note 1)	12,286,907	6,115,649
Receivable for investment securities sold	30,547,537	10,552,545
Receivable for Fund shares sold	139,131,784	33,796,468
Accrued interest and dividends receivable	84,926,348	44,005,085
Investment for trustee deferred compensation plan (Note 2)	2,205,188	2,012,803
Other assets	130,619	57,737
Total Assets	46,170,370,714	14,486,652,456
Liabilities
Option contracts written, at value (premiums received $373,861, $0, $61,577, and $0, respectively) (Note 1)	51,000	—
Payable for Fund shares redeemed	43,764,870	19,946,987
Payable for investment securities purchased	1,382,501	862,970
Payable for forward currency contracts held, at value (Note 1)	54,477,798	32,276,136
Investment advisory fees payable (Note 2)	28,733,046	9,030,169
Distribution fees payable (Note 3)	11,109,677	1,939,025
Services fees payable (Note 3)	2,382,868	234,108
Trustee deferred compensation plan (Note 2)	2,205,188	2,012,803
Administrative fees payable (Note 2)	352,876	106,238
Trustee fees payable	74,871	24,854
Accrued expenses and other liabilities	25,210,284	10,035,822
Total Liabilities	169,744,979	76,469,112
Net Assets	$46,000,625,735	$14,410,183,344

  *  First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., and First Eagle Gold Cayman Fund, Ltd., respectively.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

October 31, 2013

	FIRST EAGLE U.S. VALUE FUND*	FIRST EAGLE GOLD FUND*
Assets
Investments, at Cost (Note 1)
Unaffiliated issuers	$2,416,889,819	$1,555,511,300
Affiliated issuers	42,514,480	—
Gold bullion	116,692,957	131,836,344
Foreign currency	40	48,995
Total Investments, at Cost	2,576,097,296	1,687,396,639
Investments, at Value (Note 1)
Unaffiliated issuers	3,054,181,566	1,229,239,197
Affiliated issuers	48,308,138	—
Gold bullion	129,731,031	324,017,144
Foreign currency	41	49,267
Total Investments, at Value	3,232,220,776	1,553,305,608
Cash	33,611	23,027
Receivable for forward currency contracts held, at value (Note 1)	—	—
Receivable for investment securities sold	52,173,832	7,316,795
Receivable for Fund shares sold	5,939,575	9,357,880
Accrued interest and dividends receivable	5,198,904	1,597,336
Investment for trustee deferred compensation plan (Note 2)	1,385,683	152,844
Other assets	31,143	33,556
Total Assets	3,296,983,524	1,571,787,046
Liabilities
Option contracts written, at value (premiums received $373,861, $0, $61,577, and $0, respectively) (Note 1)	8,400	—
Payable for Fund shares redeemed	5,336,780	7,800,076
Payable for investment securities purchased	502,513	5,184,277
Payable for forward currency contracts held, at value (Note 1)	—	—
Investment advisory fees payable (Note 2)	2,071,937	976,226
Distribution fees payable (Note 3)	768,065	341,197
Services fees payable (Note 3)	152,101	60,312
Trustee deferred compensation plan (Note 2)	1,385,683	152,844
Administrative fees payable (Note 2)	28,185	62,295
Trustee fees payable	7,370	4,372
Accrued expenses and other liabilities	1,188,629	1,139,516
Total Liabilities	11,449,663	15,721,115
Net Assets	$3,285,533,861	$1,556,065,931

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Statement of Assets and Liabilities (continued)

	FIRST EAGLE GLOBAL FUND*	FIRST EAGLE OVERSEAS FUND*
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$840,814	$586,744
Capital surplus	34,813,296,031	11,088,833,069
Net unrealized appreciation (depreciation) on:
Investments (net of $13,334,188, $5,729,118, $0, and $0 deferred capital gain country tax, respectively)	9,762,570,305	2,974,758,931
Foreign currency and forward contract related translation	(41,233,302)	(25,626,430)
Written options	322,861	—
Undistributed net realized gains (losses) on investments	1,516,184,334	573,016,988
Undistributed net investment income (loss)	(51,355,308)	(201,385,958)
Net Assets	$46,000,625,735	$14,410,183,344
Class A
Net assets	$18,986,635,032	$5,911,791,166
Shares outstanding	345,685,655	242,284,915
Net asset value per share and redemption proceeds per share	$54.92	$24.40
Offering price per share (NAV per share plus maximum sales charge)	$57.81[1]	$25.68[1]
Class C
Net assets	$11,435,543,092	$1,120,377,972
Shares outstanding	213,086,463	47,383,603
Net asset value per share	$53.67	$23.64
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)[2]	$53.13	$23.40
Class I
Net assets	$15,578,447,611	$7,378,014,206
Shares outstanding	282,041,631	297,075,079
Net asset value per share and redemption proceeds per share	$55.23	$24.84

  *  First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., and First Eagle Gold Cayman Fund, Ltd., respectively.

  1  The maximum sales charge is 5.00% for Class A shares. Classes C, I and Y have no front-end sales charges.

  2  The maximum CDSC (Contingent Deferred Sales Charge) is 1.00% for Class C shares, which is charged on the lesser of the offering price or the net asset value at the time of sale by shareholder. This pertains to investments of one year or less.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

October 31, 2013

	FIRST EAGLE U.S. VALUE FUND*	FIRST EAGLE GOLD FUND*
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$161,945	$91,679
Capital surplus	2,491,656,891	1,805,830,869
Net unrealized appreciation (depreciation) on:
Investments (net of $13,334,188, $5,729,118, $0, and $0 deferred capital gain country tax, respectively)	656,123,480	(134,091,303)
Foreign currency and forward contract related translation	1	180
Written options	53,177	—
Undistributed net realized gains (losses) on investments	116,153,217	(14,218,694)
Undistributed net investment income (loss)	21,385,150	(101,546,800)
Net Assets	$3,285,533,861	$1,556,065,931
Class A
Net assets	$1,480,492,984	$763,730,481
Shares outstanding	73,058,330	44,855,675
Net asset value per share and redemption proceeds per share	$20.26	$17.03
Offering price per share (NAV per share plus maximum sales charge)	$21.33[1]	$17.93[1]
Class C
Net assets	$725,018,843	$284,037,478
Shares outstanding	36,305,764	17,352,160
Net asset value per share	$19.97	$16.37
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)[2]	$19.77	$16.21
Class I
Net assets	$1,080,022,034	$508,297,972
Shares outstanding	52,581,014	29,471,215
Net asset value per share and redemption proceeds per share	$20.54	$17.25

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Statement of Assets and Liabilities (continued)

	FIRST EAGLE GLOBAL INCOME BUILDER FUND	FIRST EAGLE HIGH YIELD FUND
Assets
Investments, at Cost (Note 1)
Unaffiliated issuers	$467,642,935	$984,631,996
Gold bullion	4,613,406	—
Foreign currency	211,853	416,414
Total Investments, at Cost	472,468,194	985,048,410
Investments, at Value (Note 1)
Unaffiliated issuers	499,388,372	1,011,263,870
Gold bullion	4,255,483	—
Foreign currency	211,547	416,337
Total Investments, at Value	503,855,402	1,011,680,207
Cash	43,613	160,249
Receivable for forward currency contracts held, at value (Note 1)	35,519	12,240
Receivable for investment securities sold	2,309,398	10,932,231
Receivable for premiums for written options	—	—
Receivable for Fund shares sold	9,627,062	13,832,126
Accrued interest and dividends receivable	3,761,306	15,203,345
Investment for trustee deferred compensation plan (Note 2)	40,458	120,470
Other assets	23,072	23,178
Total Assets	519,695,830	1,051,964,046
Liabilities
Option contracts written, at value (premiums received $0, $0 and $49,208,665, respectively) (Note 1)	—	—
Payable for Fund shares redeemed	448,432	2,154,270
Payable for investment securities purchased	7,804,363	31,095,258
Payable for forward currency contracts held, at value (Note 1)	845,950	771,658
Payable for dividends to shareholders	1,680,515	1,127,983
Investment advisory fees payable (Note 2)	321,915	601,486
Distribution fees payable (Note 3)	135,468	171,388
Services fees payable (Note 3)	29,867	33,410
Trustee deferred compensation plan (Note 2)	40,458	120,470
Administrative fees payable (Note 2)	20,236	4,328
Trustee fees payable	844	1,395
Accrued expenses and other liabilities	354,468	470,084
Total Liabilities	11,682,516	36,551,730
Net Assets	$508,013,314	$1,015,412,316

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

October 31, 2013

FIRST EAGLE FUND OF AMERICA
Assets
Investments, at Cost (Note 1)
Unaffiliated issuers	$1,719,242,148
Gold bullion	—
Foreign currency	—
Total Investments, at Cost	1,719,242,148
Investments, at Value (Note 1)
Unaffiliated issuers	2,530,716,546
Gold bullion	—
Foreign currency	—
Total Investments, at Value	2,530,716,546
Cash	—
Receivable for forward currency contracts held, at value (Note 1)	—
Receivable for investment securities sold	31,025,490
Receivable for premiums for written options	837,430
Receivable for Fund shares sold	11,394,835
Accrued interest and dividends receivable	617,664
Investment for trustee deferred compensation plan (Note 2)	1,559,631
Other assets	27,379
Total Assets	2,576,178,975
Liabilities
Option contracts written, at value (premiums received $0, $0 and $49,208,665, respectively) (Note 1)	66,430,708
Payable for Fund shares redeemed	2,816,938
Payable for investment securities purchased	14,582,583
Payable for forward currency contracts held, at value (Note 1)	—
Payable for dividends to shareholders	—
Investment advisory fees payable (Note 2)	2,014,824
Distribution fees payable (Note 3)	602,035
Services fees payable (Note 3)	93,348
Trustee deferred compensation plan (Note 2)	1,559,631
Administrative fees payable (Note 2)	12,492
Trustee fees payable	4,265
Accrued expenses and other liabilities	915,785
Total Liabilities	89,032,609
Net Assets	$2,487,146,366

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Statement of Assets and Liabilities (continued)

	FIRST EAGLE GLOBAL INCOME BUILDER FUND	FIRST EAGLE HIGH YIELD FUND
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$45,186	$100,452
Capital surplus	477,725,656	991,244,529
Net unrealized appreciation (depreciation) on:
Investments	31,387,514	26,631,874
Foreign currency and forward contract related translation	(794,456)	(755,326)
Written options	—	—
Undistributed net realized gains (losses) on investments	(638,682)	(1,724,068)
Undistributed net investment income	288,096	(85,145)
Net Assets	$508,013,314	$1,015,412,316
Class A
Net assets	$231,431,770	$345,858,820
Shares outstanding	20,557,101	34,209,612
Net asset value per share and redemption proceeds per share	$11.26	$10.11
Offering price per share (NAV per share plus maximum sales charge)	$11.85[1]	$10.59[2]
Class C
Net assets	$147,521,040	$158,660,311
Shares outstanding	13,138,509	15,709,947
Net asset value per share	$11.23	$10.10
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)[3]	$11.12	$10.00
Class I
Net assets	$129,060,504	$510,893,185
Shares outstanding	11,489,966	50,532,829
Net asset value per share and redemption proceeds per share	$11.23	$10.11
Class Y
Net assets	—	—
Shares outstanding	—	—
Net asset value per share and redemption proceeds per share	—	—

  1  The maximum sales charge is 5.00% for Class A shares. Classes C, I and Y have no front-end sales charges.

  2  The maximum sales charge is 4.50% for Class A shares. Classes C, I and Y have no front-end sales charges.

  3  The maximum CDSC (Contingent Deferred Sales Charge) is 1.00% for Class C shares, which is charged on the lesser of the offering price or the net asset value at the time of sale by shareholder. This pertains to investments of one year or less.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

October 31, 2013

FIRST EAGLE FUND OF AMERICA
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$73,109
Capital surplus	1,684,050,616
Net unrealized appreciation (depreciation) on:
Investments	811,474,398
Foreign currency and forward contract related translation	—
Written options	(17,222,043)
Undistributed net realized gains (losses) on investments	5,584,594
Undistributed net investment income	3,185,692
Net Assets	$2,487,146,366
Class A
Net assets	$1,036,124,387
Shares outstanding	29,807,942
Net asset value per share and redemption proceeds per share	$34.76
Offering price per share (NAV per share plus maximum sales charge)	$36.59[1]
Class C
Net assets	$455,286,127
Shares outstanding	15,206,932
Net asset value per share	$29.94
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)[3]	$29.64
Class I
Net assets	$491,314,575
Shares outstanding	13,850,962
Net asset value per share and redemption proceeds per share	$35.47
Class Y
Net assets	$504,421,277
Shares outstanding	14,243,068
Net asset value per share and redemption proceeds per share	$35.42

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Statement of Operations

	FIRST EAGLE GLOBAL FUND*	FIRST EAGLE OVERSEAS FUND*
Investment Income
Interest (net of $46,343, $14,580, $0 and $0 foreign taxes withheld, respectively)	$17,623,569	$4,135,474
Dividends from: (net of $47,456,973, $25,079,479, $1,122,833 and $2,104,947 foreign taxes withheld, respectively)
Unaffiliated issuers	696,066,685	210,037,555
Affiliated issuers	57,177,898	11,415,778
Other Income	1,718,246	2,736
Total Income	772,586,398	225,591,543
Expenses
Investment advisory fees (Note 2)	306,155,366	96,779,469
Administrative costs (Note 2)	4,086,371	1,281,956
Distribution fees (Note 3)
Class A	43,202,033	13,731,302
Class C	77,177,903	7,828,731
Class Y	—	—
Service fees - Class C (Note 3)	25,725,968	2,609,577
Shareholder servicing agent fees	36,651,684	13,472,987
Custodian and accounting fees	4,187,643	2,247,276
Professional fees	718,957	275,280
Shareholder reporting fees	3,274,072	1,323,963
Trustees' fees	876,434	277,930
Registration and filing fees	902,786	453,308
Other Expenses	689,414	247,279
Total Expenses	503,648,631	140,529,058
Expense reductions due to earnings credits (Note 1)	(3,453)	(1,057)
Net Expenses	503,645,178	140,528,001
Net Investment Income (Loss) (Note 1)	268,941,220	85,063,542
Realized and Unrealized Gains (Losses) on Investments, Foreign Currency Related Transactions and Written Options (Note 1)
Net realized gains (losses) from:
Investment transactions of unaffiliated issuers (net of capital gain country tax of $478,714, $798,952, $0 and $0, respectively)	705,771,208	280,452,168
Investment transactions of affiliated issuers	195,645,591	6,768,958
Commodity related transactions	—	—
Foreign currency and forward contract related transactions	534,014,963	266,522,708
Written options	8,243,114	—
	1,443,674,876	553,743,834
Changes in unrealized appreciation (depreciation) of:
Investment transactions (net of increase in deferred capital gain country tax accruals of $3,527,016, $1,229,088, $0 and $0, respectively)	4,493,545,711	1,237,895,377
Foreign currency and forward contract related translation	(31,798,725)	(17,769,659)
Written options	(4,233,401)	—
	4,457,513,585	1,220,125,718
Net realized and unrealized gains (losses) on investments, foreign currency and forward contract related transactions and written options	5,901,188,461	1,773,869,552
Net Increase (Decrease) in Net Assets Resulting from Operations	$6,170,129,681	$1,858,933,094

  *  First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., and First Eagle Gold Cayman Fund, Ltd., respectively.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Year Ended October 31, 2013

	FIRST EAGLE U.S. VALUE FUND*	FIRST EAGLE GOLD FUND*
Investment Income
Interest (net of $46,343, $14,580, $0 and $0 foreign taxes withheld, respectively)	$6,403,809	$1,715,903
Dividends from: (net of $47,456,973, $25,079,479, $1,122,833 and $2,104,947 foreign taxes withheld, respectively)
Unaffiliated issuers	59,600,447	22,213,399
Affiliated issuers	—	—
Other Income	425,398	—
Total Income	66,429,654	23,929,302
Expenses
Investment advisory fees (Note 2)	23,837,779	15,769,566
Administrative costs (Note 2)	332,083	210,583
Distribution fees (Note 3)
Class A	3,661,311	2,620,270
Class C	5,129,108	3,070,271
Class Y	—	—
Service fees - Class C (Note 3)	1,709,703	1,023,424
Shareholder servicing agent fees	3,675,930	3,406,734
Custodian and accounting fees	238,157	517,201
Professional fees	155,733	486,128
Shareholder reporting fees	348,506	361,571
Trustees' fees	72,717	58,736
Registration and filing fees	201,465	145,794
Other Expenses	99,913	93,809
Total Expenses	39,462,405	27,764,087
Expense reductions due to earnings credits (Note 1)	(437)	(409)
Net Expenses	39,461,968	27,763,678
Net Investment Income (Loss) (Note 1)	26,967,686	(3,834,376)
Realized and Unrealized Gains (Losses) on Investments, Foreign Currency Related Transactions and Written Options (Note 1)
Net realized gains (losses) from:
Investment transactions of unaffiliated issuers (net of capital gain country tax of $478,714, $798,952, $0 and $0, respectively)	112,001,745	(264,482,361)
Investment transactions of affiliated issuers	—	—
Commodity related transactions	—	68,954,606
Foreign currency and forward contract related transactions	(3,203)	28,749
Written options	871,184	—
	112,869,726	(195,499,006)
Changes in unrealized appreciation (depreciation) of:
Investment transactions (net of increase in deferred capital gain country tax accruals of $3,527,016, $1,229,088, $0 and $0, respectively)	284,603,301	(1,108,705,238)
Foreign currency and forward contract related translation	1	663
Written options	(339,086)	—
	284,264,216	(1,108,704,575)
Net realized and unrealized gains (losses) on investments, foreign currency and forward contract related transactions and written options	397,133,942	(1,304,203,581)
Net Increase (Decrease) in Net Assets Resulting from Operations	$424,101,628	$(1,308,037,957)

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Statement of Operations (continued)

	FIRST EAGLE GLOBAL INCOME BUILDER FUND	FIRST EAGLE HIGH YIELD FUND
Investment Income
Interest	$7,725,406	$57,735,393
Dividends from: (net of $679,493, $0 and $26,740, foreign taxes withheld, respectively)
Unaffiliated issuers	8,382,098	—
Affiliated issuers	—	—
Other Income	38	752,080
Total Income	16,107,542	58,487,473
Expenses
Investment advisory fees (Note 2)	2,336,507	5,894,900
Administrative costs (Note 2)	155,767	77,393
Distribution fees (Note 3)
Class A	348,651	756,728
Class C	677,045	1,100,057
Class Y	—	—
Service fees - Class C (Note 3)	225,682	366,686
Shareholder servicing agent fees	401,102	771,576
Custodian and accounting fees	160,691	165,706
Professional fees	103,813	111,112
Shareholder reporting fees	43,034	112,476
Trustees' fees	6,949	19,847
Registration and filing fees	161,138	213,135
Other Expenses	57,367	41,469
Total Expenses	4,677,746	9,631,085
Expense Waiver	(155,223)	(309,343)
Expense reductions due to earnings credits (Note 1)	(35)	(71)
Net Expenses	4,522,488	9,321,671
Net Investment Income (Note 1)	11,585,054	49,165,802
Realized and Unrealized Gains (Losses) on Investments, Foreign Currency Related Transactions and Written Options (Note 1)
Net realized gains (losses) from:
Investment transactions of unaffiliated issuers	(349,160)	(1,494,265)
Foreign currency and forward contract related transactions	(360,000)	(1,271,602)
Payment from affiliates	—	—
Written options	—	—
	(709,160)	(2,765,867)
Changes in unrealized appreciation (depreciation) of:
Investment transactions	29,182,504	12,143,314
Foreign currency and forward contract related translation	(620,307)	207,490
Written options	—	—
	28,562,197	12,350,804
Net realized and unrealized gains on investments, foreign currency and forward contract related transactions and written options	27,853,037	9,584,937
Net Increase in Net Assets Resulting from Operations	$39,438,091	$58,750,739

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Year Ended October 31, 2013

FIRST EAGLE FUND OF AMERICA
Investment Income
Interest	$111,975
Dividends from: (net of $679,493, $0 and $26,740, foreign taxes withheld, respectively)
Unaffiliated issuers	35,126,530
Affiliated issuers	—
Other Income	—
Total Income	35,238,505
Expenses
Investment advisory fees (Note 2)	20,194,491
Administrative costs (Note 2)	199,766
Distribution fees (Note 3)
Class A	2,219,581
Class C	2,553,804
Class Y	1,545,463
Service fees - Class C (Note 3)	851,268
Shareholder servicing agent fees	2,403,860
Custodian and accounting fees	206,999
Professional fees	263,264
Shareholder reporting fees	212,556
Trustees' fees	44,557
Registration and filing fees	181,151
Other Expenses	74,092
Total Expenses	30,950,852
Expense Waiver	—
Expense reductions due to earnings credits (Note 1)	(257)
Net Expenses	30,950,595
Net Investment Income (Note 1)	4,287,910
Realized and Unrealized Gains (Losses) on Investments, Foreign Currency Related Transactions and Written Options (Note 1)
Net realized gains (losses) from:
Investment transactions of unaffiliated issuers	117,163,901
Foreign currency and forward contract related transactions	—
Payment from affiliates	17,468
Written options	(63,169,130)
54,012,239
Changes in unrealized appreciation (depreciation) of:
Investment transactions	477,329,325
Foreign currency and forward contract related translation	—
Written options	(22,844,390)
454,484,935
Net realized and unrealized gains on investments, foreign currency and forward contract related transactions and written options	508,497,174
Net Increase in Net Assets Resulting from Operations	$512,785,084

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Statements of Changes in Net Assets

	FIRST EAGLE GLOBAL FUND*		FIRST EAGLE OVERSEAS FUND*
	YEAR ENDED OCTOBER 31, 2013	YEAR ENDED OCTOBER 31, 2012	YEAR ENDED OCTOBER 31, 2013	YEAR ENDED OCTOBER 31, 2012
Operations
Net investment income (loss)	$268,941,220	$276,508,210	$85,063,542	$120,903,565
Net realized gain from investments, foreign currency and forward contract related transactions and written options	1,443,674,876	1,354,006,926	553,743,834	572,354,242
Change in unrealized appreciation (depreciation) of investments, foreign currency and forward contract related transactions and written options	4,457,513,585	810,758,524	1,220,125,718	(166,817,810)
Net increase (decrease) in net assets resulting from operations	6,170,129,681	2,441,273,660	1,858,933,094	526,439,997
Distribution to Shareholders
Dividends paid from net investment income
Class A	(163,784,329)	(161,651,447)	(59,747,911)	(87,147,378)
Class C	(31,090,001)	(37,795,689)	(5,650,460)	(9,351,396)
Class I	(144,298,326)	(117,693,838)	(73,001,519)	(83,348,638)
Distributions paid from net realized gains from investment transactions
Class A	(515,356,389)	(187,416,480)	(205,372,548)	(144,484,153)
Class C	(311,092,874)	(112,464,797)	(40,854,132)	(30,206,608)
Class I	(367,245,305)	(111,887,923)	(213,569,253)	(117,992,781)
Decrease in net assets resulting from distributions	(1,532,867,224)	(728,910,174)	(598,195,823)	(472,530,954)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	10,684,434,770	8,576,084,794	4,049,337,623	3,366,030,361
Net asset value of shares issued for reinvested dividends and distributions	1,212,645,609	575,698,338	505,565,817	394,213,613
Cost of shares redeemed	(6,877,542,066)	(5,713,371,171)	(2,754,246,104)	(2,651,211,522)
Redemption fees	210,543	730,073	10,692	319,996
Increase (decrease) in net assets from Fund share transactions	5,019,748,856	3,439,142,034	1,800,668,028	1,109,352,448
Net increase (decrease) in net assets	9,657,011,313	5,151,505,520	3,061,405,299	1,163,261,491
Net Assets (Note 1)
Beginning of year	36,343,614,422	31,192,108,902	11,348,778,045	10,185,516,554
End of year	$46,000,625,735	$36,343,614,422	$14,410,183,344	$11,348,778,045
Undistributed net investment income (loss)	$(51,355,308)	$27,126,477	$(201,385,958)	$(150,567,907)

  *  First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., and First Eagle Gold Cayman Fund, Ltd., respectively.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

	FIRST EAGLE U.S. VALUE FUND*		FIRST EAGLE GOLD FUND*
	YEAR ENDED OCTOBER 31, 2013	YEAR ENDED OCTOBER 31, 2012	YEAR ENDED OCTOBER 31, 2013	YEAR ENDED OCTOBER 31, 2012
Operations
Net investment income (loss)	$26,967,686	$19,450,806	$(3,834,376)	$(3,518,438)
Net realized gain from investments, foreign currency and forward contract related transactions and written options	112,869,726	75,573,696	(195,499,006)	11,739,292
Change in unrealized appreciation (depreciation) of investments, foreign currency and forward contract related transactions and written options	284,264,216	155,816,068	(1,108,704,575)	(318,100,640)
Net increase (decrease) in net assets resulting from operations	424,101,628	250,840,570	(1,308,037,957)	(309,879,786)
Distribution to Shareholders
Dividends paid from net investment income
Class A	(9,725,999)	(8,668,560)	(4,157,731)	(21,160,789)
Class C	(247,938)	(761,790)	(417)	(3,321,956)
Class I	(8,637,463)	(5,904,350)	(4,720,304)	(14,147,644)
Distributions paid from net realized gains from investment transactions
Class A	(32,729,995)	(27,270,843)	—	(48,611,807)
Class C	(14,995,424)	(11,485,203)	—	(18,719,722)
Class I	(21,670,124)	(14,754,342)	—	(26,628,986)
Decrease in net assets resulting from distributions	(88,006,943)	(68,845,088)	(8,878,452)	(132,590,904)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	834,733,529	1,361,319,863	907,417,003	1,162,012,459
Net asset value of shares issued for reinvested dividends and distributions	71,620,315	57,064,131	5,750,551	92,471,546
Cost of shares redeemed	(950,735,608)	(519,076,926)	(1,115,712,771)	(1,256,911,726)
Redemption fees	—	—	267,192	239,954
Increase (decrease) in net assets from Fund share transactions	(44,381,764)	899,307,068	(202,278,025)	(2,187,767)
Net increase (decrease) in net assets	291,712,921	1,081,302,550	(1,519,194,434)	(444,658,457)
Net Assets (Note 1)
Beginning of year	2,993,820,940	1,912,518,390	3,075,260,365	3,519,918,822
End of year	$3,285,533,861	$2,993,820,940	$1,556,065,931	$3,075,260,365
Undistributed net investment income (loss)	$21,385,150	$16,517,574	$(101,546,800)	$(100,187,188)

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Statements of Changes in Net Assets (continued)

	FIRST EAGLE GLOBAL INCOME BUILDER FUND		FIRST EAGLE HIGH YIELD FUND
	YEAR ENDED OCTOBER 31, 2013	PERIOD MAY 1, 2012 TO OCTOBER 31, 2012	YEAR ENDED OCTOBER 31, 2013	PERIOD APRIL 1, 2012 TO OCTOBER 31, 2012	YEAR ENDED MARCH 31, 2012
Operations
Net investment income	$11,585,054	$869,230	$49,165,802	$15,254,773	$2,059,856
Net realized gain (loss) from investments, foreign currency and forward contract related transactions and written options	(709,160)	87,310	(2,765,867)	1,562,963	320,629
Change in unrealized appreciation (depreciation) of investments, foreign currency and forward contract related transactions and written options	28,562,197	2,030,861	12,350,804	12,067,997	1,558,576
Net increase in net assets resulting from operations	39,438,091	2,987,401	58,750,739	28,885,733	3,939,061
Distribution to Shareholders
Dividends paid from net investment income
Class A	(5,328,442)	(207,258)	(17,581,864)	(5,146,846)	(277,672)
Class C	(2,750,710)	(93,296)	(7,437,383)	(2,099,621)	(107,973)
Class I	(3,433,692)	(375,701)	(24,148,637)	(8,021,377)	(1,664,694)
Class Y	—	—	—	—	—
Distributions paid from net realized gains from investment transactions
Class A	—	—	(236,977)	—	—
Class C	—	—	(125,800)	—	—
Class I	—	—	(322,171)	—	(579,534)
Class Y	—	—	—	—	—
Decrease in net assets resulting from distributions	(11,512,844)	(676,255)	(49,852,832)	(15,267,844)	(2,629,873)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	423,146,840	106,407,315	604,885,575	448,132,515	202,495,554
Net asset value of shares issued for reinvested dividends and distributions	7,172,309	453,949	36,664,728	11,996,758	2,480,994
Cost of shares redeemed	(57,584,480)	(1,819,012)	(276,935,608)	(34,728,034)	(14,567,403)
Redemption fees	—	—	—	—	—
Increase in net assets from Fund share transactions	372,734,669	105,042,252	364,614,695	425,401,239	190,409,145
Net increase in net assets	400,659,916	107,353,398	373,512,602	439,019,128	191,718,333
Net Assets (Note 1)
Beginning of year	107,353,398	—	641,899,714	202,880,586	11,162,253
End of year	$508,013,314	$107,353,398	$1,015,412,316	$641,899,714	$202,880,586
Undistributed net investment income (loss)	$288,096	$205,755	$(85,145)	$295,529	$(19,612)

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

	FIRST EAGLE FUND OF AMERICA
	YEAR ENDED OCTOBER 31, 2013	YEAR ENDED OCTOBER 31, 2012
Operations
Net investment income	$4,287,910	$496,431
Net realized gain (loss) from investments, foreign currency and forward contract related transactions and written options	54,012,239	(34,795,479)
Change in unrealized appreciation (depreciation) of investments, foreign currency and forward contract related transactions and written options	454,484,935	256,165,635
Net increase in net assets resulting from operations	512,785,084	221,866,587
Distribution to Shareholders
Dividends paid from net investment income
Class A	(239,973)	—
Class C	—	—
Class I	—	—
Class Y	(211,957)	—
Distributions paid from net realized gains from investment transactions
Class A	—	(39,934,200)
Class C	—	(15,978,381)
Class I	—	—
Class Y	—	(44,697,643)
Decrease in net assets resulting from distributions	(451,930)	(100,610,224)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	1,131,507,230	308,241,688
Net asset value of shares issued for reinvested dividends and distributions	389,689	88,825,318
Cost of shares redeemed	(768,152,320)	(283,000,180)
Redemption fees	—	—
Increase in net assets from Fund share transactions	363,744,599	114,066,826
Net increase in net assets	876,077,753	235,323,189
Net Assets (Note 1)
Beginning of year	1,611,068,613	1,375,745,424
End of year	$2,487,146,366	$1,611,068,613
Undistributed net investment income (loss)	$3,185,692	$(414,493)
FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Financial Highlights

	YEAR ENDED OCTOBER 31,
	2013			2012
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	49.24	48.16	49.50	46.90	45.91	47.15
Income from investment operations:
Net investment income ($)	0.39	0.01	0.52	0.45	0.09	0.57
Net realized and unrealized gains (losses) on investments	7.41	7.27	7.45	3.03	2.98	3.03
Total income (loss) from investment operations	7.80	7.28	7.97	3.48	3.07	3.60
Less distributions:
Dividends from net investment income ($)	-0.51	-0.16	-0.63	-0.53	-0.21	-0.64
Distributions from capital gains	-1.61	-1.61	-1.61	-0.61	-0.61	-0.61
Total distributions	-2.12	-1.77	-2.24	-1.14	-0.82	-1.25
Net asset value, end of year ($)	54.92	53.67	55.23	49.24	48.16	49.50
Total return(a) (%)	16.47	15.63	16.78	7.64	6.83	7.90
Ratios and supplemental data
Net assets, end of year (millions) ($)	18,987	11,436	15,578	15,840	9,322	11,182
Ratio of operating expenses to average net assets including earnings credits (%)	1.13	1.87	0.88	1.15	1.89	0.90
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.13	1.87	0.88	1.15	1.89	0.90
Ratio of net investment income to average net assets including earnings credits (%)	0.77	0.02	1.02	0.94	0.19	1.19
Ratio of net investment income to average net assets excluding earnings credits (%)	0.77	0.02	1.02	0.94	0.19	1.19
Portfolio turnover rate (%)	11.60	11.60	11.60	11.29	11.29	11.29

  *  Per share amounts have been calculated using the average shares method.

  **  Amount represents less than $0.01 per share.

  (a)  Does not take into account the sales charge of 5.00% for Class A and of the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Global Fund

	YEAR ENDED OCTOBER 31,
	2011			2010			2009
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C		CLASS I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	44.36	43.47	44.59	38.74	38.07	38.92	34.45	33.99		34.62
Income from investment operations:
Net investment income ($)	0.39	0.04	0.51	0.56	0.26	0.69	0.39	0.13		0.47
Net realized and unrealized gains (losses) on investments	2.79	2.75	2.81	5.63	5.51	5.63	6.35	6.26		6.39
Total income (loss) from investment operations	3.18	2.79	3.32	6.19	5.77	6.32	6.74	6.39		6.86
Less distributions:
Dividends from net investment income ($)	-0.64	-0.35	-0.76	-0.57	-0.37	-0.65	-0.14	-0.00	**	-0.25
Distributions from capital gains	—	—	—	—	—	—	-2.31	-2.31		-2.31
Total distributions	-0.64	-0.35	-0.76	-0.57	-0.37	-0.65	-2.45	-2.31		-2.56
Net asset value, end of year ($)	46.90	45.91	47.15	44.36	43.47	44.59	38.74	38.07		38.92
Total return(a) (%)	7.23	6.45	7.52	16.13	15.23	16.40	20.81	19.93		21.13
Ratios and supplemental data
Net assets, end of year (millions) ($)	14,352	8,385	8,455	12,195	6,524	5,345	10,562	5,158		3,338
Ratio of operating expenses to average net assets including earnings credits (%)	1.13	1.88	0.88	1.16	1.91	0.91	1.19	1.94		0.94
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.13	1.88	0.88	1.16	1.91	0.91	1.19	1.94		0.94
Ratio of net investment income to average net assets including earnings credits (%)	0.83	0.08	1.07	1.36	0.63	1.68	1.14	0.38		1.37
Ratio of net investment income to average net assets excluding earnings credits (%)	0.83	0.08	1.07	1.36	0.63	1.68	1.14	0.38		1.37
Portfolio turnover rate (%)	11.57	11.57	11.57	17.37	17.37	17.37	12.52	12.52		12.52

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Financial Highlights

	YEAR ENDED OCTOBER 31,
	2013			2012
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	22.26	21.62	22.63	22.25	21.61	22.61
Income (loss) from investment operations:
Net investment income ($)	0.13	-0.04	0.20	0.24	0.08	0.30
Net realized and unrealized gains (losses) on investments	3.17	3.09	3.22	0.80	0.77	0.81
Total income (loss) from investment operations	3.30	3.05	3.42	1.04	0.85	1.11
Less distributions:
Dividends from net investment income ($)	-0.26	-0.13	-0.31	-0.39	-0.20	-0.45
Distributions from capital gains	-0.90	-0.90	-0.90	-0.64	-0.64	-0.64
Total distributions	-1.16	-1.03	-1.21	-1.03	-0.84	-1.09
Net asset value, end of year ($)	24.40	23.64	24.84	22.26	21.62	22.63
Total return(a) (%)	15.52	14.67	15.82	5.06	4.28	5.36
Ratios and supplemental data
Net assets, end of year (millions) ($)	5,912	1,120	7,378	5,111	986	5,252
Ratio of operating expenses to average net assets including earnings credits (%)	1.15	1.90	0.90	1.17	1.92	0.92
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.15	1.90	0.90	1.17	1.92	0.92
Ratio of net investment income (loss) to average net assets including earnings credits (%)	0.59	-0.17	0.86	1.12	0.37	1.36
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	0.59	-0.17	0.86	1.12	0.37	1.36
Portfolio turnover rate (%)	12.33	12.33	12.33	10.50	10.50	10.50

  *  Per share amounts have been calculated using the average shares method.

  **  Amount represents less than $0.01 per share.

  (a)  Does not take into account the sales charge of 5.00% for Class A shares and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Overseas Fund

	YEAR ENDED OCTOBER 31,
	2011			2010				2009
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C		CLASS I	CLASS A	CLASS C		CLASS I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	21.86	21.26	22.20	19.51	19.03		19.80	17.21	16.93		17.41
Income (loss) from investment operations:
Net investment income ($)	0.18	0.01	0.24	0.15	0.00	**	0.21	0.26	0.13		0.30
Net realized and unrealized gains (losses) on investments	0.74	0.73	0.75	2.80	2.72		2.82	3.72	3.63		3.78
Total income (loss) from investment operations	0.92	0.74	0.99	2.95	2.72		3.03	3.98	3.76		4.08
Less distributions:
Dividends from net investment income ($)	-0.32	-0.18	-0.37	-0.60	-0.49		-0.63	-0.02	0.00	**	-0.03
Distributions from capital gains	-0.21	-0.21	-0.21	—	—		—	-1.66	-1.66		-1.66
Total distributions	-0.53	-0.39	-0.58	-0.60	-0.49		-0.63	-1.68	-1.66		-1.69
Net asset value, end of year ($)	22.25	21.61	22.61	21.86	21.26		22.20	19.51	19.03		19.80
Total return(a) (%)	4.27	3.48	4.52	15.45	14.55		15.68	24.95	23.96		25.26
Ratios and supplemental data
Net assets, end of year (millions) ($)	5,023	1,027	4,136	4,676	914		3,284	4,024	792		2,211
Ratio of operating expenses to average net assets including earnings credits (%)	1.14	1.89	0.89	1.17	1.92		0.92	1.20	1.95		0.95
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.14	1.89	0.89	1.17	1.92		0.92	1.20	1.95		0.95
Ratio of net investment income (loss) to average net assets including earnings credits (%)	0.78	0.04	1.06	0.76	0.01		1.03	1.51	0.76		1.75
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	0.78	0.04	1.06	0.76	0.01		1.03	1.51	0.76		1.75
Portfolio turnover rate (%)	12.22	12.22	12.22	15.53	15.53		15.53	8.65	8.65		8.65

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Financial Highlights

	YEAR ENDED OCTOBER 31,
	2013			2012
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	18.27	18.02	18.50	17.12	16.91	17.33
Income from investment operations:
Net investment income ($)	0.18	0.03	0.23	0.15	0.02	0.19
Net realized and unrealized gains (losses) on investments	2.36	2.35	2.40	1.59	1.57	1.61
Total income (loss) from investment operations	2.54	2.38	2.63	1.74	1.59	1.80
Less distributions:
Dividends from net investment income ($)	-0.13	-0.01	-0.17	-0.14	-0.03	-0.18
Distributions from capital gains	-0.42	-0.42	-0.42	-0.45	-0.45	-0.45
Total distributions	-0.55	-0.43	-0.59	-0.59	-0.48	-0.63
Net asset value, end of year ($)	20.26	19.97	20.54	18.27	18.02	18.50
Total return(a) (%)	14.32	13.53	14.69	10.63	9.75	10.86
Ratios and supplemental data
Net assets, end of year (millions) ($)	1,480	725	1,080	1,425	631	938
Ratio of operating expenses to average net assets including earnings credits (%)	1.16	1.91	0.91	1.17	1.92	0.93
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.16	1.91	0.91	1.17	1.92	0.93
Ratio of net investment income to average net assets including earnings credits (%)	0.93	0.18	1.18	0.84	0.09	1.08
Ratio of net investment income to average net assets excluding earnings credits (%)	0.93	0.18	1.18	0.84	0.09	1.08
Portfolio turnover rate (%)	17.32	17.32	17.32	14.34	14.34	14.34

  *  Per share amounts have been calculated using the average shares method.

  (a)  Does not take into account the sales charge of 5.00% for Class A shares and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

U.S. Value Fund

	YEAR ENDED OCTOBER 31,
	2011			2010			2009
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	15.94	15.75	16.12	14.21	14.06	14.37	12.75	12.63	12.89
Income from investment operations:
Net investment income ($)	0.17	0.04	0.21	0.32	0.21	0.38	0.21	0.12	0.24
Net realized and unrealized gains (losses) on investments	1.34	1.34	1.37	1.60	1.58	1.59	1.58	1.56	1.60
Total income (loss) from investment operations	1.51	1.38	1.58	1.92	1.79	1.97	1.79	1.68	1.84
Less distributions:
Dividends from net investment income ($)	-0.33	-0.22	-0.37	-0.19	-0.10	-0.22	-0.22	-0.14	-0.25
Distributions from capital gains	—	—	—	—	—	—	-0.11	-0.11	-0.11
Total distributions	-0.33	-0.22	-0.37	-0.19	-0.10	-0.22	-0.33	-0.25	-0.36
Net asset value, end of year ($)	17.12	16.91	17.33	15.94	15.75	16.12	14.21	14.06	14.37
Total return(a) (%)	9.60	8.85	9.92	13.64	12.75	13.84	14.52	13.63	14.78
Ratios and supplemental data
Net assets, end of year (millions) ($)	967	408	538	680	320	328	547	263	199
Ratio of operating expenses to average net assets including earnings credits (%)	1.18	1.93	0.93	1.23	1.98	0.99	1.26	2.00	1.01
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.18	1.93	0.93	1.23	1.98	0.99	1.26	2.00	1.01
Ratio of net investment income to average net assets including earnings credits (%)	0.98	0.24	1.23	2.15	1.41	2.46	1.63	0.93	1.90
Ratio of net investment income to average net assets excluding earnings credits (%)	0.98	0.24	1.23	2.15	1.41	2.46	1.63	0.93	1.90
Portfolio turnover rate (%)	18.54	18.54	18.54	12.23	12.23	12.23	14.88	14.88	14.88

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Financial Highlights

	YEAR ENDED OCTOBER 31,
	2013			2012
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	29.86	28.84	30.26	33.89	32.78	34.33
Income (loss) from investment operations:
Net investment income (loss) ($)	-0.02	-0.18	0.03	-0.01	-0.22	0.06
Net realized and unrealized gains (losses) on investments	-12.73	-12.29	-12.89	-2.73	-2.66	-2.75
Total income (loss) from investment operations	-12.75	-12.47	-12.86	-2.74	-2.88	-2.69
Less distributions:
Dividends from net investment income ($)	-0.08	—	-0.15	-0.39	-0.16	-0.48
Distributions from capital gains	—	—	—	-0.90	-0.90	-0.90
Total distributions	-0.08	—	-0.15	-1.29	-1.06	-1.38
Net asset value, end of year ($)	17.03	16.37	17.25	29.86	28.84	30.26
Total return(a) (%)	-42.80	-43.24	-42.68	-8.14	-8.86	-7.89
Ratios and supplemental data
Net assets, end of year (millions) ($)	764	284	508	1,535	608	932
Ratio of operating expenses to average net assets including earnings credits (%)	1.25	2.00	1.00	1.21	1.96	0.96
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.25	2.00	1.00	1.21	1.96	0.96
Ratio of net investment income (loss) to average net assets including earnings credits (%)	-0.11	-0.87	0.14	-0.05	-0.80	0.21
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	-0.11	-0.87	0.14	-0.05	-0.80	0.21
Portfolio turnover rate (%)	15.14	15.14	15.14	9.19	9.19	9.19

  *  Per share amounts have been calculated using the average shares method.

  (a)  Does not take into account the sale charge of 5.00% for Class A and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Gold Fund

	YEAR ENDED OCTOBER 31,
	2011			2010			2009
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	33.42	32.44	33.81	25.15	24.52	25.43	14.85	14.60	14.98
Income (loss) from investment operations:
Net investment income (loss) ($)	-0.19	-0.42	-0.10	-0.17	-0.38	-0.11	-0.14	-0.30	-0.09
Net realized and unrealized gains (losses) on investments	2.60	2.53	2.63	8.82	8.58	8.92	11.50	11.28	11.60
Total income (loss) from investment operations	2.41	2.11	2.53	8.65	8.20	8.81	11.36	10.98	11.51
Less distributions:
Dividends from net investment income ($)	-0.73	-0.56	-0.80	-0.38	-0.28	-0.43	—	—	—
Distributions from capital gains	-1.21	-1.21	-1.21	—	—	—	-1.06	-1.06	-1.06
Total distributions	-1.94	-1.77	-2.01	-0.38	-0.28	-0.43	-1.06	-1.06	-1.06
Net asset value, end of year ($)	33.89	32.78	34.33	33.42	32.44	33.81	25.15	24.52	25.43
Total return(a) (%)	7.38	6.61	7.66	34.73	33.66	35.01	78.93	77.62	79.27
Ratios and supplemental data
Net assets, end of year (millions) ($)	1,834	683	1,003	1,900	616	695	1,325	362	165
Ratio of operating expenses to average net assets including earnings credits (%)	1.20	1.95	0.95	1.22	1.97	0.97	1.26	2.01	1.01
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.20	1.95	0.95	1.22	1.97	0.97	1.26	2.01	1.01
Ratio of net investment income (loss) to average net assets including earnings credits (%)	-0.56	-1.30	-0.30	-0.60	-1.35	-0.36	-0.65	-1.40	-0.40
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	-0.56	-1.30	-0.30	-0.60	-1.35	-0.36	-0.65	-1.40	-0.40
Portfolio turnover rate (%)	13.26	13.26	13.26	5.50	5.50	5.50	3.00	3.00	3.00

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Financial Highlights

	YEAR ENDED OCTOBER 31, 2013			PERIOD MAY 1, 2012^ TO OCTOBER 31, 2012
	CLASS A	CLASS C	CLASS I	CLASS A		CLASS C		CLASS I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	10.32	10.30	10.33	10.00		10.00		10.00
Income from investment operations:
Net investment income ($)	0.42	0.34	0.44	0.15		0.11		0.18
Net realized and unrealized gains (losses) on investments	0.91	0.90	0.91	0.28		0.29		0.27
Total income (loss) from investment operations	1.33	1.24	1.35	0.43		0.40		0.45
Less distributions:
Dividends from net investment income ($)	-0.39	-0.31	-0.45	-0.11		-0.10		-0.12
Total distributions	-0.39	-0.31	-0.45	-0.11		-0.10		-0.12
Net asset value, end of year ($)	11.26	11.23	11.23	10.32		10.30		10.33
Total return(c) (%)	13.14	12.25	13.36	4.37	(a)	4.00	(a)	4.53	(a)
Ratios and supplemental data
Net assets, end of year (millions) ($)	231	148	129	43		26		38
Ratio of operating expenses to average net assets including fee waivers and reimbursements (%)	1.30	2.04	1.05	1.30	(b)(d)	2.05	(b)(d)	1.05	(b)(d)
Ratio of operating expenses to average net assets excluding fee waivers and reimbursements (%)	1.35	2.09	1.10	2.13	(b)(d)	2.88	(b)(d)	2.20	(b)(d)
Ratio of net investment income to average net assets including fee waivers and reimbursements (%)	3.85	3.11	4.11	2.89	(b)(d)	2.16	(b)(d)	3.56	(b)(d)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements (%)	3.80	3.06	4.06	2.06	(b)(d)	1.33	(b)(d)	2.40	(b)(d)
Portfolio turnover rate (%)	10.87	10.87	10.87	5.17	(a)	5.17	(a)	5.17	(a)(d)

  ^  Commencement of operations

  *  Per share amounts have been calculated using the average shares method.

  (a)  Not Annualized

  (b)  Annualized

  (c)  Does not take into account the sales charge of 5.00% for Class A shares and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

  (d)  Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2012.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

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Financial Highlights

	YEAR ENDED			PERIOD APRIL 1, 2012 TO
	OCTOBER 31, 2013			OCTOBER 31, 2012
	CLASS A	CLASS C	CLASS I	CLASS A		CLASS C		CLASS I
Selected data for a share of beneficial interest outstanding throughout each period is presented below:*
Net asset value, beginning of period ($)	9.98	9.97	9.98	9.75		9.74		9.75
Income from investment operations:
Net investment income ($)	0.59	0.51	0.62	0.33		0.29		0.36
Net realized and unrealized gains (losses) on investments	0.14	0.14	0.14	0.24		0.23		0.23
Total income (loss) from investment operations	0.73	0.65	0.76	0.57		0.52		0.59
Less distributions:
Dividends from net investment income ($)	-0.59	-0.51	-0.62	-0.34		-0.29		-0.36
Distributions from capital gains	-0.01	-0.01	-0.01	—		—		—
Total distributions	-0.60	-0.52	-0.63	-0.34		-0.29		-0.36
Net asset value, end of period ($)	10.11	10.10	10.11	9.98		9.97		9.98
Total return(c) (%)	7.49	6.69	7.85	5.94	(a)	5.47	(a)	6.20	(a)
Ratios and supplemental data
Net assets, end of period (millions) ($)	346	159	511	220		113		309
Ratio of operating expenses to average net assets including fee waivers and reimbursements (%)	1.13	1.88	0.80	1.25	(b)(d)	2.00	(b)(d)	0.80	(b)(d)
Ratio of operating expenses to average net assets excluding fee waivers and reimbursements (%)	1.13	1.88	0.88	1.27	(b)(d)	2.02	(b)(d)	1.03	(b)(d)
Ratio of net investment income to average net assets including fee waivers and reimbursements (%)	5.80	5.07	6.14	5.75	(b)(d)	4.98	(b)(d)	6.23	(b)(d)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements (%)	5.80	5.07	6.06	5.73	(b)(d)	4.96	(b)(d)	6.00	(b)(d)
Portfolio turnover rate (%)	49.71	49.71	49.71	25.02	(a)	25.02	(a)	25.02	(a)

  ^  The Fund commenced investment operations in its present form on December 30, 2011.

  ^^  Class A and Class C commenced operations on January 3, 2012.

  ^^^  The predecessor Fund, Old Mutual High Yield Fund, commenced operations on November 19, 2007.

  *  Per share amounts have been calculated using the average shares method.

  (a)  Not Annualized

  (b)  Annualized

  (c)  Does not take into account the sales charge of 4.50% for Class A shares and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

  (d)  Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2012.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

High Yield Fund

	YEAR ENDED MARCH 31,
	2012^					2011	2010	2009	2008^^^
	CLASS A^^		CLASS C^^		CLASS I	CLASS I	CLASS I	CLASS I	CLASS I
Selected data for a share of beneficial interest outstanding throughout each period is presented below:*
Net asset value, beginning of period ($)	9.40		9.40		10.29	10.67	7.72	9.29	10.00
Income from investment operations:
Net investment income ($)	0.13		0.11		0.68	0.98	1.31	0.85	0.36
Net realized and unrealized gains (losses) on investments	0.35		0.34		-0.11	0.47	3.07	-1.55	-0.69
Total income (loss) from investment operations	0.48		0.45		0.57	1.45	4.38	-0.70	-0.33
Less distributions:
Dividends from net investment income ($)	-0.13		-0.11		-0.83	-0.98	-1.28	-0.87	-0.38
Distributions from capital gains	—		—		-0.28	-0.85	-0.15	—	—
Total distributions	-0.13		-0.11		-1.11	-1.83	-1.43	-0.87	-0.38
Net asset value, end of period ($)	9.75		9.74		9.75	10.29	10.67	7.72	9.29
Total return(c) (%)	5.11		4.78		6.11	14.81	59.30	-7.78	-3.39
Ratios and supplemental data
Net assets, end of period (millions) ($)	60		28		115	11	10	9	9
Ratio of operating expenses to average net assets including fee waivers and reimbursements (%)	0.95	(b)	1.66	(b)	0.80	0.80	0.80	0.80	0.80
Ratio of operating expenses to average net assets excluding fee waivers and reimbursements (%)	1.12	(b)	1.83	(b)	1.05	1.21	1.04	1.05	1.86	(b)
Ratio of net investment income to average net assets including fee waivers and reimbursements (%)	5.48	(b)	4.74	(b)	6.98	9.33	13.34	10.04	10.90	(b)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements (%)	5.31	(b)	4.57	(b)	6.73	8.92	13.10	9.79	9.84
Portfolio turnover rate (%)	45.21		45.21		45.21	145.96	292.11	74.19	10.78

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Financial Highlights

	YEAR ENDED OCTOBER 31,
	2013					2012
	CLASS A	CLASS C	CLASS I^		CLASS Y	CLASS A	CLASS C	CLASS Y
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	26.86	23.30	31.01		27.37	24.91	22.01	25.35
Income (loss) from investment operations:
Net investment income (loss) ($)	0.10	-0.12	0.07		0.12	0.04	-0.13	0.04
Net realized and unrealized gains (losses) on investments	7.81	6.76	4.39		7.94	3.73	3.24	3.80
Total income (loss) from investment operations	7.91	6.64	4.46		8.06	3.77	3.11	3.84
Less distributions:
Dividends from net investment income ($)	-0.01	—	—		-0.01	—	—	—
Distributions from capital gains	—	—	—		—	-1.82	-1.82	-1.82
Total distributions	-0.01	—	—		-0.01	-1.82	-1.82	-1.82
Net asset value, end of year ($)	34.76	29.94	35.47		35.42	26.86	23.30	27.37
Total return(c) (%)	29.45	28.44	14.38	(a)	29.45	16.46	15.62	16.50
Ratios and supplemental data
Net assets, end of year (millions) ($)	1,036	455	491		504	699	246	667
Ratio of operating expenses to average net assets including earnings credits (%)	1.41	2.16	1.19	(b)	1.41	1.44	2.19	1.44
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.41	2.16	1.19	(b)	1.41	1.44	2.19	1.44
Ratio of net investment income (loss) to average net assets including earnings credits (%)	0.31	-0.46	0.34	(b)	0.39	0.14	-0.61	0.14
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	0.31	-0.46	0.34	(b)	0.39	0.14	-0.61	0.14
Portfolio turnover rate (%)	32.12	32.12	32.12	(a)	32.12	31.48	31.48	31.48

  ^  Class I commenced investment operations on March 8, 2013.

  *  Per share amounts have been calculated using the average shares method.

  (a)  Not Annualized

  (b)  Annualized

  (c)  Does not take into account the sales charge of 5.00% for Class A shares and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Fund of America

	YEAR ENDED OCTOBER 31,
	2011			2010			2009
	CLASS A	CLASS C	CLASS Y	CLASS A	CLASS C	CLASS Y	CLASS A	CLASS C	CLASS Y
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	24.06	21.32	24.47	19.32	17.25	19.66	18.92	17.14	19.23
Income (loss) from investment operations:
Net investment income (loss) ($)	-0.09	-0.25	-0.08	0.13	-0.03	0.14	-0.06	-0.18	-0.07
Net realized and unrealized gains (losses) on investments	1.11	0.98	1.12	4.61	4.10	4.67	1.61	1.44	1.65
Total income (loss) from investment operations	1.02	0.73	1.04	4.74	4.07	4.81	1.55	1.26	1.58
Less distributions:
Dividends from net investment income ($)	-0.17	-0.04	-0.16	—	—	—	—	—	—
Distributions from capital gains	—	—	—	—	—	—	-1.15	-1.15	-1.15
Total distributions	-0.17	-0.04	-0.16	—	—	—	-1.15	-1.15	-1.15
Net asset value, end of year ($)	24.91	22.01	25.35	24.06	21.32	24.47	19.32	17.25	19.66
Total return(c) (%)	4.22	3.43	4.20	24.53	23.59	24.47	9.13	8.34	9.14
Ratios and supplemental data
Net assets, end of year (millions) ($)	549	194	633	379	122	599	276	90	503
Ratio of operating expenses to average net assets including earnings credits (%)	1.43	2.18	1.43	1.47	2.22	1.47	1.50	2.25	1.50
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.43	2.18	1.43	1.47	2.22	1.47	1.50	2.25	1.50
Ratio of net investment income (loss) to average net assets including earnings credits (%)	-0.33	-1.08	-0.31	0.61	-0.14	0.62	-0.34	-1.10	-0.37
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	-0.33	-1.08	-0.31	0.61	-0.14	0.62	-0.34	-1.10	-0.37
Portfolio turnover rate (%)	67.61	67.61	67.61	40.00	40.00	40.00	40.41	40.41	40.41

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Notes to Financial Statements

Note 1 — Significant Accounting Policies

First Eagle Funds (the "Trust"), is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust consists of seven separate portfolios, First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America (each individually a "Fund" or collectively the "Funds"). All the Funds are diversified mutual funds except for First Eagle Gold Fund and First Eagle Fund of America, which are non-diversified. The Trust is a Delaware statutory trust. The First Eagle Global Fund seeks long-term growth of capital by investing in a range of asset classes from markets in the United States and throughout the world. The First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. The First Eagle U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its assets in domestic equity and debt securities. The First Eagle Gold Fund seeks to provide investors the opportunity to participate in the investment characteristics of gold (and to a limited extent other precious metals) for a portion of their overall investment portfolio. The First Eagle Global Income Builder Fund (which commenced operations on May 1, 2012) seeks current income generation and long-term growth of capital. The First Eagle High Yield Fund seeks to provide investors with a high level of current income. The First Eagle Fund of America seeks capital appreciation by investing primarily in domestic stocks and, to a lesser extent, in debt and international equity securities.

First Eagle Investment Management, LLC (the "Adviser"), a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. ("ASB Holdings"), manages the Funds.

The following is a summary of significant accounting policies adhered to by the Funds and are in conformity with U.S. generally accepted accounting principles ("GAAP").

a)  Investments in Subsidiaries — The First Eagle Global Fund (the "Global Fund"), First Eagle Overseas Fund (the "Overseas Fund"), First Eagle U.S. Value Fund (the "U.S. Value Fund"), and First Eagle Gold Fund (the "Gold Fund") may invest in certain precious metals through their investment in the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., and First Eagle Gold Cayman Fund, Ltd., respectively, each a wholly owned subsidiary or collectively

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

(continued)

"subsidiaries." Each Fund may invest up to 25% of its total assets in shares of its respective Subsidiary. Each Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of its respective Fund. Substantially all of each Subsidiary's assets represent physical gold (bullion). Trading in bullion directly by the Funds presents the risk of tax consequences (e.g., a change in the Funds' tax status subjecting the Funds to be taxed at the Fund level on all of their income if the Funds' "non-qualifying income" exceeds 10% of the Funds' gross income in any taxable year). Trading in bullion by the Subsidiaries generally does not present the same tax risks.

The First Eagle Global Cayman Fund, Ltd., established on October 18, 2013, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the Global Fund and the First Eagle Global Cayman Fund, Ltd. All intercompany transactions and balances have been eliminated. As of October 31, 2013, the First Eagle Global Cayman Fund, Ltd. has $785,073,106 in net assets, representing 1.71% of the Global Fund's net assets.

The First Eagle Overseas Cayman Fund, Ltd., established on October 18, 2013, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the Overseas Fund and the First Eagle Overseas Cayman Fund, Ltd. All intercompany transactions and balances have been eliminated. As of October 31, 2013, the First Eagle Overseas Cayman Fund, Ltd. has $122,848,341 in net assets, representing 0.85% of the Overseas Fund's net assets.

The First Eagle U.S. Value Cayman Fund, Ltd., commenced operations on October 17, 2013, and is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the U.S. Value Fund and the First Eagle U.S. Value Cayman Fund, Ltd. All intercompany transactions and balances have been eliminated. As of October 31, 2013, the First Eagle U.S. Value Cayman Fund, Ltd. has $104,001,095 in net assets, representing 3.17% of the U.S. Value Fund's net assets.

The First Eagle Gold Cayman Fund, Ltd., established on May 28, 2010, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the Gold Fund and the First Eagle Gold Cayman Fund, Ltd. All intercompany transactions and

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Notes to Financial Statements

balances have been eliminated. As of October 31, 2013, the First Eagle Gold Cayman Fund, Ltd. has $324,359,432 in net assets, representing 20.84% of the Gold Fund's net assets.

b)  Investment valuation — Each Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security traded on the NASDAQ, in which case it is valued at its last sale price (or, if available, the NASDAQ Official Closing Price).

All bonds, whether listed on an exchange or traded in the over-the-counter market (and except for short-term investments as described in the next sentence), for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Broker-Dealers or pricing services use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

(continued)

curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term investments maturing in sixty days or less are valued at cost plus interest earned (or discount amortized, as the case may be), which is deemed to approximate value.

Commodities (such as physical metals) are valued at the spot price at the time trading on the NYSE closes (normally 4:00 p.m. E.S.T.).

Forward contracts are valued at the current cost of covering or offsetting such contracts at the time NYSE closes (normally 4:00 p.m. E.S.T.).

Effective March 1, 2013 the 4:00 p.m. E.S.T. exchange rates are used to convert foreign security prices into U.S. dollars. Prior to March 1, 2013 the 2:00 p.m. E.S.T. exchange rate was used.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed to be the primary trading venue for that security. In the absence of such a quotation, a quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for the particular security shall be used. The Funds use pricing services to identify the market prices of publicly traded securities in their portfolios. When market prices are determined to be "stale" as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" in accordance with procedures approved by the Board of Trustees ("Board"). Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of a Fund's holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Notes to Financial Statements

of factors, including developments in foreign markets, the performance of U.S. securities markets and security-specific events. The values assigned to a Fund's holdings therefore may differ on occasion from reported market values.

Certain Funds with non-U.S. holdings have adopted procedures under which movements in the prices for U.S. securities (beyond specified thresholds) occurring after the close of a foreign market may require fair valuation of securities traded in that foreign market. The values assigned to a Fund's foreign holdings therefore may differ on occasion from reported market values. The Trust and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Funds as of 4:00 p.m. E.S.T.

The Funds adopted provisions surrounding fair value measurements and disclosures that define fair value, establishes a framework for measuring fair value in GAAP and expands disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments).

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time, but are currently treated by the Funds as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

(continued)

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

Fair valuation of securities, other financial investments or other assets (collectively, "securities") held by the Funds shall be determined in good faith by or under the direction of the Board, generally acting through its designated Valuation Committee or Valuation Panel (collectively, the "Committees"). The Committees' responsibilities include making determinations regarding Level 3 fair value measurements and providing the results to the Board, in accordance with the Funds' valuation policies.

It is the policy of the Funds to recognize significant transfers between Levels 1, 2 and 3 and to disclose those transfers as of the date of the underlying event which caused the movement.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Notes to Financial Statements

The following is a summary of the Funds' inputs used to value the Funds' investments as of October 31, 2013:

First Eagle Global Fund
DESCRIPTION	LEVEL 1	LEVEL 2(a)	LEVEL 3(b)	TOTAL
Assets: †
U.S. Common Stocks	$15,273,380,041	$1,782,380	$—	$15,275,162,421
International Common Stocks	18,808,764,304	8,753,388	12,514,385	18,830,032,077
International Preferred Stock	138,164,665	—	—	138,164,665
Warrant	92,736,177	—	—	92,736,177
Commodity*	1,691,084,211	—	—	1,691,084,211
U.S. Corporate Bond	—	5,302,990	—	5,302,990
International Corporate Notes and Bonds	—	60,067,372	38,819,641	98,887,013
International Government Bonds	—	25,239,679	—	25,239,679
International Commercial Paper	—	2,965,390,040	—	2,965,390,040
U.S. Commercial Paper	—	6,779,018,291	—	6,779,018,291
Foreign Currency Contracts**	—	12,286,907	—	12,286,907
Total	$36,004,129,398	$9,857,841,047	$51,334,026	$45,913,304,471
Liabilities:
Covered Call Option Written	$51,000	$—	$—	$51,000
Foreign Currency Contracts**	—	54,477,798	—	54,477,798
Total	$51,000	$54,477,798	$—	$54,528,798

  (a)  Transfer into/out of Level 2 represent value as of the beginning of the period. Common stock valued at $2,159,465 was transferred from Level 2 to Level 1 during the year ended October 31, 2013. At October 31, 2012, this security was valued using broker quote; at October 31, 2013, this security was valued using quoted market prices in active markets. There were no transfers from Level 1 to Level 2 as of the year ended October 31, 2013.

  (b)  Level 3 securities are identified in the Schedule of Investments with the footnote (f).

  †  See Consolidated Schedule of Investments for additional detailed categorizations.

  *  Represents gold bullion.

  **  Foreign currency contracts are valued at net unrealized appreciation (depreciation) on the investment.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

(continued)

Fair Value Level 3 activity for the period ended October 31, 2013 was as follows:

First Eagle Global Fund — (continued)
	INTERNATIONAL	INTERNATIONAL
	COMMON STOCKS	CORPORATE BONDS	TOTAL VALUE
Beginning Balance — market value	$10,721,439	$31,128,000	$41,849,439
Purchases	—	7,916,286 *	7,916,286
Sales
Transfer In — Level 3	—	—	—
Transfer Out — Level 3	—	—	—
Accrued Amortization	—	—	—
Realized Gains (Losses)	—	—	—
Change in Unrealized Appreciation (Depreciation)	1,792,946	(224,645)	1,568,301
Ending Balance — market value	$12,514,385	$38,819,641	$51,334,026
Change in unrealized gains or (losses) relating to assets still held at reporting date	$1,792,946	$(224,645)	$1,568,301

  *  Related to a recapitalization of interest receivable to principal.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Notes to Financial Statements

First Eagle Overseas Fund
DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3(a)		TOTAL
Assets: †
International Common Stocks	$10,377,792,010	$2,404,354	$34,181,929		$10,414,378,293
U.S. Common Stock	26,128,246	—	—		26,128,246
International Preferred Stocks	99,282,202	—	—		99,282,202
Right	—	—	—	^	—	^
Commodity*	528,551,814	—	—		528,551,814
Term Loans	—	12,180,626	—	^	12,180,626
International Convertible Bond	—	17,779,000	—		17,779,000
International Corporate Bonds	—	94,029,684	25,879,761		119,909,445
International Commercial Paper	—	1,005,635,560	—		1,005,635,560
U.S. Commercial Paper	—	2,164,517,210	—		2,164,517,210
Foreign Currency Contracts**	—	6,115,649	—		6,115,649
Total	$11,031,754,272	$3,302,662,083	$60,061,690		$14,394,478,045
Liabilities:
Foreign Currency Contracts**	$—	$32,276,136	$—		$32,276,136
Total	$—	$32,276,136	$—		$32,276,136
  (a)  Level 3 securities are identified in the Schedule of Investments with the footnote (f).

  †  See Consolidated Schedule of Investments for additional detailed categorizations.

  ^  Fair value represents zero.

  *  Represents gold bullion.

  **  Foreign currency contracts are valued at net unrealized appreciation (depreciation) on the investment.

For the year ended October 31, 2013, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

(continued)

Fair Value Level 3 activity for the period ended October 31, 2013 was as follows:

First Eagle Overseas Fund — (continued)
	INTERNATIONAL		INTERNATIONAL
	COMMON STOCKS	RIGHT	CORPORATE BONDS	TERM LOANS	TOTAL VALUE
Beginning Balance — market value	$36,904,767	$0	$20,752,000	$—	$57,656,767
Purchases	—	7,625	5,277,522 *	—	5,285,147
Sales	—	—	—	—	—
Transfer In — Level 3	—	—	—	—	—
Transfer Out — Level 3	—	—	—	—	—
Accrued Amortization	—	—	—	—	—
Realized Gains (Losses)	—	—	—	—	—
Change in Unrealized Appreciation (Depreciation)	(2,722,838)	(7,625)	(149,761)	—	(2,880,224)
Ending Balance — market value	$34,181,929	$—	$25,879,761	$—	$60,061,690
Change in unrealized gains or (losses) relating to assets still held at reporting date	$(2,722,838)	$(7,625)	$(149,761)	$—	$(2,880,224)

  *  Related to a recapitalization of interest receivable to principal.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Notes to Financial Statements

First Eagle U.S. Value Fund
DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3(a)	TOTAL
Assets: †
U.S. Common Stocks	$2,195,010,251	$3,052	$—	$2,195,013,303
International Common Stocks	317,369,641	353,430	—	317,723,071
U.S. Preferred Stock	—	—	4,952,588	4,952,588
Warrant	15,008,063	—	—	15,008,063
Commodity*	129,731,031	—	—	129,731,031
International Corporate Bond	—	3,554,545	—	3,554,545
U.S. Convertible Bond	—	33,901,000	—	33,901,000
U.S. Corporate Bonds	—	32,635,280	—	32,635,280
International Commercial Paper	—	135,811,499	—	135,811,499
U.S. Commercial Paper	—	363,890,355	—	363,890,355
Total	$2,657,118,986	$570,149,161	$4,952,588	$3,232,220,735
Liabilities:
Call Option Written	$8,400	$—	$—	$8,400
Total	$8,400	$—	$—	$8,400

  (a)  Level 3 securities are identified in the Schedule of Investments with the footnote (f).

  †  See Consolidated Schedule of Investments for additional detailed categorizations.

  *  Represents gold bullion.

For the year ended October 31, 2013, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

(continued)

Fair Value Level 3 activity for the period ended October 31, 2013 was as follows:

First Eagle U.S. Value Fund — (continued)
U.S. PREFERED STOCK
Beginning Balance — market value	$4,828,435
Purchases	—
Sales	—
Transfer In — Level 3	—
Transfer Out — Level 3	—
Accrued Amortization	—
Realized Gains (Losses)	—
Change in Unrealized Appreciation (Depreciation)	124,153
Ending Balance — market value	$4,952,588
Change in unrealized gains or (losses) relating to assets still held at reporting date	$124,153
First Eagle Gold Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3(a)		TOTAL
Assets: †
International Common Stocks	$957,102,620	$—	$—		$957,102,620
U.S. Common Stocks	168,168,278	—	—		168,168,278
Investment Company	389,828	—	—		389,828
Warrant	—	—	—	^	—	^
Commodity*	324,017,144	—	—		324,017,144
International Convertible Bonds	—	—	30,000,000		30,000,000
International Commercial Paper	—	2,750,963	—		2,750,963
U.S. Commercial Paper	—	70,827,508	—		70,827,508
Total	$1,449,677,870	$73,578,471	$30,000,000		$1,553,256,341

  (a)  Level 3 securities are identified in the Schedule of Investments with the footnote (f).

  †  See Consolidated Schedule of Investments for additional detailed categorizations.

  ^  Fair value represents zero.

  *  Represents gold bullion.

For the period ended October 31, 2013, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Notes to Financial Statements

Fair Value Level 3 activity for the period ended October 31, 2013 was as follows:

First Eagle Gold Fund — (continued)
	INTERNATIONAL
	CONVERTIBLE BONDS*	WARRANTS		TOTAL VALUE
Beginning Balance — market value	$30,000,000	$—	^	$30,000,000
Purchases	5,239	—		5,239
Sales	—	—		—
Transfer In — Level 3	—	—		—
Transfer Out — Level 3	—	—		—
Accrued Amortization	—	—		—
Realized Gains (Losses)	—	—		—
Change in Unrealized Appreciation (Depreciation)	(5,239)	—	^	(5,239)
Ending Balance — market value	$30,000,000	$—	^	$30,000,000
Change in unrealized gains or (losses) relating to assets still held at reporting date	$(5,239)	$—	^	$(5,239)

  *  In accordance with the guidance prescribed in Accounting Standards Update, ("ASU") No. 2011-04, the portfolio security characterized as a Level 3 investment in the Gold Fund at October 31, 2013 was fair valued at par due to the asset based credit metrics of the company, cash flow potential and considerable debt coverage by asset value and consensus forecasts of EBITDA.

  ^  Fair value represents zero.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

(continued)

First Eagle Global Income Builder Fund
DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets: †
U.S. Common Stocks	$90,443,696	$—	$—	$90,443,696
International Common Stocks	175,400,597	—	—	175,400,597
Closed-End Mutual Fund	836,742	—	—	836,742
Commodity*	4,255,483	—	—	4,255,483
U.S. Convertible Bond	—	3,548,750	—	3,548,750
U.S. Corporate Bonds	—	94,056,046	—	94,056,046
International Convertible Bond	—	773,000	—	773,000
International Corporate Bonds	—	68,067,041	—	68,067,041
Term Loans	—	29,973,655	—	29,973,655
U.S. Commercial Paper	—	36,288,845	—	36,288,845
Foreign Currency Contracts**	—	35,519	—	35,519
Total	$270,936,518	$232,742,856	$—	$503,679,374
Liabilities:
Foreign Currency Contracts**	$—	$845,950	$—	$845,950
Total	$—	$845,950	$—	$845,950

  †  See Schedule of Investments for additional detailed categorizations.

  *  Represents gold bullion.

  **  Foreign currency contracts are valued at net unrealized appreciation (depreciation) on the investment.

For the year ended October 31, 2013, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Notes to Financial Statements

First Eagle High Yield Fund
DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets: †
U.S. Convertible Bonds	$—	$14,749,762	$—	$14,749,762
U.S. Corporate Bonds	—	516,170,398	—	516,170,398
International Convertible Bonds	—	1,932,500	—	1,932,500
International Corporate Bonds	—	212,369,440	—	212,369,440
Term Loans	—	194,143,234	—	194,143,234
U.S. Commercial Paper	—	71,898,536	—	71,898,536
Foreign Currency Contracts*	—	12,240	—	12,240
Total	$—	$1,011,276,110	$—	$1,011,276,110
Liabilities:
Foreign Currency Contracts*	$—	$771,658	$—	$771,658
Total	$—	$771,658	$—	$771,658

  †  See Schedule of Investments for additional detailed categorizations.

  *  Foreign currency contracts are valued at net unrealized appreciation (depreciation) on the investment.

For the year ended October 31, 2013, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

(continued)

First Eagle Fund of America
DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets: †
U.S. Common Stocks	$2,322,586,620	$—	$—	$2,322,586,620
International Common Stocks	133,507,202	—	—	133,507,202
Exchange-Traded Fund	21,138,415	—	—	21,138,415
Investment Company	47,700,122	—	—	47,700,122
U.S. Convertible Bond	—	5,784,187	—	5,784,187
Total	$2,524,932,359	$5,784,187	$—	$2,530,716,546
Liabilities:
Covered Call Options Written	$66,430,708	$—	$—	$66,430,708
Total	$66,430,708	$—	$—	$66,430,708

  †  See Schedule of Investments for additional detailed categorizations.

For the year ended October 31, 2013, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Notes to Financial Statements

c)  Investment transactions and income — Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, each Fund accretes discounts and amortizes premiums on debt obligations using the effective yield method. Investment income is allocated to each Fund's share class in proportion to its relative net assets. Payments received from certain investments held by the Funds may be comprised of dividends, capital gains and return of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

d)  Expenses — Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds are generally allocated to each Fund in proportion to its relative net assets. Certain expenses are shared with the First Eagle Variable Funds, an affiliated fund group. Such costs are generally allocated using the ratio of the Fund's average daily net assets relative to the total average daily net assets of the First Eagle Variable Funds. Earnings credits may reduce shareholder servicing agent fees by the amount of interest earned on balances with such service provider.

e)  Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars. The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related interest, dividends and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of each of the Funds are presented at the foreign exchange rates and market values at the close of the period. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations. However, for federal income tax purposes each Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

(continued)

f)  Forward currency contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, each Fund may enter into forward currency contracts. The First Eagle Global, Overseas, Global Income Builder and High Yield Funds enter into foreign exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Funds' currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of different countries that the Funds invest in and serve as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. Each Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge.

Funds investing in foreign exchange contracts are exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward currency contracts outstanding at period end, if any, are listed after the Fund's portfolio. Outstanding contracts at period end are indicative of the volume of activity during the period, proportionate to the net assets of the Fund.

The Funds adopted provisions surrounding disclosures and derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Notes to Financial Statements

At October 31, 2013, the Funds had the following foreign forward currency contracts grouped into appropriate risk categories illustrated below:

First Eagle Global Fund
			GAIN OR (LOSS) DERIVATIVES RECOGNIZED IN INCOME
RISK TYPE	ASSET DERIVATIVE FAIR VALUE[1]	LIABILITY DERIVATIVE FAIR VALUE[2]	REALIZED GAIN[3]	CHANGE IN DEPRECIATION[4]
Foreign Currency	$12,286,907	$54,477,798	$539,000,377	$(33,237,831)
First Eagle Overseas Fund
			GAIN OR (LOSS) DERIVATIVES RECOGNIZED IN INCOME
RISK TYPE	ASSET DERIVATIVE FAIR VALUE[1]	LIABILITY DERIVATIVE FAIR VALUE[2]	REALIZED GAIN[3]	CHANGE IN DEPRECIATION[4]
Foreign Currency	$6,115,649	$32,276,136	$267,384,675	$(18,870,824)
First Eagle Global Income Builder Fund
			GAIN OR (LOSS) DERIVATIVES RECOGNIZED IN INCOME
RISK TYPE	ASSET DERIVATIVE FAIR VALUE[1]	LIABILITY DERIVATIVE FAIR VALUE[2]	REALIZED LOSS[3]	CHANGE IN DEPRECIATION[4]
Foreign Currency	$35,519	$845,950	$(414,657)	$(634,598)
First Eagle High Yield Fund
			GAIN OR (LOSS) DERIVATIVES RECOGNIZED IN INCOME
RISK TYPE	ASSET DERIVATIVE FAIR VALUE[1]	LIABILITY DERIVATIVE FAIR VALUE[2]	REALIZED LOSS[3]	CHANGE IN DEPRECIATION[4]
Foreign Currency	$12,240	$771,658	$(1,246,431)	$(66,417)

  1  Statements of Assets and Liabilities location: Receivable for forward currency contracts held, at value.

  2  Statements of Assets and Liabilities location: Payable for forward currency contracts held, at value.

  3  Statements of Operations location: Net realized gains (losses) from: foreign currency and forward contract related transactions.

  4  Statements of Operations location: Changes in unrealized appreciation (depreciation) of: foreign currency and forward contract related translation.

g)  Options — In order to produce incremental earnings or protect against declines in the value of portfolio securities, First Eagle Global Fund, First Eagle U.S. Value Fund and First Eagle Fund of America write covered call options on portfolio securities. The Funds may also use options for speculative purposes, although they generally do not employ options for this purpose.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

(continued)

Options contracts are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation/depreciation is recorded. If there is no sale on such day, the mean between the last bid and asked prices is used. When an option is exercised, the proceeds on the sale of a written call option are adjusted by the amount of premium received or paid. When a written option expires, the Funds will realize a gain equal to the amount of the premium received. When the Funds enter into a closing purchase transaction, the Funds will realize a gain (or loss, if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated.

The Funds may be required to earmark assets to cover its obligations under option contracts. A call option is covered if the Funds hold, on a share-for-share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by the Funds in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian). One reason for writing options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. Another reason for writing options is to hedge against a moderate decline in the value of securities owned by the Funds in the case of a call option. If an increase occurs in the underlying security or stock index sufficient to result in the exercise of a call written by the Funds, it may be required to deliver securities or cash and may thereby forego some or all of the gain that otherwise may have been realized on the securities underlying the call option. This "opportunity cost" may be partially or wholly offset by the premium received for the covered call written by the Funds. The risk in writing a covered call option is that the Funds give up the opportunity for profit if the market price of the underlying security increases and the option is exercised. The Funds also have the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

The Funds may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Notes to Financial Statements

For the year ended October 31, 2013, First Eagle Global Fund, First Eagle U.S. Value Fund and First Eagle Fund of America had the following options transactions.

First Eagle Global Fund

WRITTEN OPTIONS	NUMBER OF CONTRACTS	PREMIUM RECEIVED
Options outstanding at October 31, 2012	31,931	$6,108,142
Options written	61,827	8,067,179
Options assigned	(19,696)	(2,902,366)
Options expired/closed	(65,562)	(10,899,094)
Options outstanding at October 31, 2013	8,500	$373,861

As of October 31, 2013, portfolio securities valued at $32,988,500 were segregated to cover collateral requirements for written options.

First Eagle U.S. Value Fund

WRITTEN OPTIONS	NUMBER OF CONTRACTS	PREMIUM RECEIVED
Options outstanding at October 31, 2012	3,593	$604,523
Options written	9,406	1,187,512
Options assigned	(2,676)	(389,079)
Options expired/closed	(8,923)	(1,341,379)
Options outstanding at October 31, 2013	1,400	$61,577

As of October 31, 2013, portfolio securities valued at $5,433,400 were segregated to cover collateral requirements for written options.

First Eagle Fund of America

WRITTEN OPTIONS	NUMBER OF CONTRACTS	PREMIUM RECEIVED
Options outstanding at October 31, 2012	145,331	$36,222,702
Options written	1,219,558	268,151,392
Options assigned	(127,347)	(34,610,442)
Options expired/closed	(1,072,328)	(220,554,987)
Options outstanding at October 31, 2013	165,214	$49,208,665
PURCHASED OPTIONS	NUMBER OF CONTRACTS	COST
Options outstanding at October 31, 2012	1,500	$309,736
Options purchased	4,340	777,060
Options closed	(5,840)	(1,086,796)
Options outstanding at October 31, 2013	0	$0

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

(continued)

As of October 31, 2013, portfolio securities valued at $852,257,735 were segregated to cover collateral requirements for written options.

Outstanding contracts at period-end are indicative of the volume of activity during the period.

At October 31, 2013, the Funds had the following options grouped into appropriate risk categories illustrated below:

First Eagle Global Fund

		GAIN OR (LOSS) DERIVATIVE RECOGNIZED IN INCOME
RISK TYPE	LIABILITY DERIVATIVE FAIR VALUE[1]	REALIZED GAIN[2]	CHANGE IN DEPRECIATION[3]
Equity — Written options	$51,000	$8,243,114	$(4,233,401)

First Eagle U.S. Value Fund

		GAIN OR (LOSS) DERIVATIVE RECOGNIZED IN INCOME
RISK TYPE	LIABILITY DERIVATIVE FAIR VALUE[1]	REALIZED GAIN[2]	CHANGE IN DEPRECIATION[3]
Equity — Written options	$8,400	$871,184	$(339,086)

First Eagle Fund of America

		GAIN OR (LOSS) DERIVATIVE RECOGNIZED IN INCOME
RISK TYPE	LIABILITY DERIVATIVE FAIR VALUE[1]	REALIZED GAIN (LOSS)[2]	CHANGE IN DEPRECIATION[3]
Equity — Written options	$66,430,708	$(63,169,130)	$(22,844,390)
Equity — Purchased options	0	112,592	(5,264)

  1  Statements of Assets and Liabilities location: Option contracts written, at value.

  2  Statements of Operations location: Net realized gains (losses) from: Written options & Investment transactions of unaffiliated issuers.

  3  Statements of Operations location: Changes in unrealized appreciation (depreciation) of: Written options & Investment transactions.

h)  Repurchase agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the adviser's credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Notes to Financial Statements

obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

i)  Term Loans — A Fund may invest in term loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the "Borrower") in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the "Agent") for a group of loan investors ("Loan Investors"). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. A Fund records an investment when the Borrower withdraws money and records interest as earned. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any intermediary between the Fund and the Borrower ("Intermediate Participants"). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enters into bankruptcy, each Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

j)  Treasury Inflation-Protected Securities — The Funds invest in Treasury Inflation-Protected Securities ("TIPS") which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statements of Operations. TIPS are subject to interest rate risk.

k)  Restricted Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund's Schedule of Investments.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

(continued)

l)  United States income taxes — No provision has been made for U.S. federal income taxes since it is the intention of each Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of the Code for a Regulated Investment Company. The Funds declare and pay such income and capital gains on an annual basis except for the First Eagle High Yield Fund which declares income daily and pays monthly. First Eagle Global Income Builder Fund declared and paid income quarterly for the period October 1, 2012 to March 31, 2013. As of April 1, 2013, the First Eagle Global Income Builder Fund declares income daily and pays quarterly.

Through the tax year ended October 31, 2012, the Gold Fund qualified to be taxed as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Due to significant non-qualifying income earned by the Gold Fund on its investments in gold bullion for the period November 1, 2012 to October 31, 2013, the Gold Fund failed to qualify as a "RIC" and was therefore treated as a C corporation for that period. The results of operations of the Gold Fund for this period may have been different had the Gold Fund complied with the requirements of Subchapter M of the code. This change in tax status does not affect Gold Fund's status as a RIC under the 1940 Act or its compliance with the portfolio composition requirements of that statute.

As a result of being taxed as a corporation under Subchapter C, the Gold Fund is subject to federal and applicable state corporate income taxes on the Gold Fund's taxable ordinary income and capital gains. Income taxes for corporation under Subchapter C are accounted for using the asset and liability approach in accordance with FASB ASC Topic 740, Income Taxes ("ASC 740"). Deferred tax assets and liabilities reflect the impact of temporary differences between the carrying amount of assets and liabilities and their tax basis and are stated at tax rates expected to be in effect when taxes are actually paid or recovered. Deferred tax assets are also recorded for net operating losses, capital losses and any tax credit carryforwards. A valuation allowance is provided against a deferred tax asset when it is more likely than not that some or all of the deferred tax assets will not be realized.

For the tax year ended October 31, 2013 the Gold Fund had both a net operating loss and net capital loss carryforward, thus no federal, state and local income taxes were accrued. Further, a valuation allowance has been

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Notes to Financial Statements

provided against any deferred tax asset as the Gold Fund has elected and intends to qualify annually as a "regulated investment company" under the Code. Under subchapter C, the Gold Fund would be able to carry forward any net operating losses to succeeding tax years.

The Funds adopted provisions surrounding income taxes, which require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that based on their technical merits, have a more than 50% likelihood of being sustained upon examination. Management of the Trust has analyzed the Funds' tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Funds' financial statements.

  At October 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	UNDISTRIBUTED NET INVESTMENT	UNDISTRIBUTED NET REALIZED	NET UNREALIZED	CAPITAL LOSS CARRYFORWARD
	INCOME	GAINS	(DEPRECIATION)	SHORT-TERM	LONG-TERM
First Eagle Global Fund	$776,689,116	$1,226,004,872	$9,187,266,021	$—	$—
First Eagle Overseas Fund	406,269,256	439,771,849	2,476,061,025	—	—
First Eagle U.S. Value Fund	32,826,306	100,181,425	660,899,935	—	—
First Eagle Gold Fund	—	—	(242,465,431)	7,117,310	—
First Eagle Global Income Builder Fund	4,314,464	—	29,057,093	875,306	569,903
First Eagle High Yield Fund	1,051,872	—	26,635,965	2,483,485	—
First Eagle Fund of America	3,026,823	38,760,171	761,413,009	—	—

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statements of Changes in Net Assets are primarily due to the treatment of passive foreign investment companies, distributions from real estate investment trusts, investments in partnerships and trusts, the treatment of foreign currencies, wash sales and option straddle loss deferrals.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

(continued)

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Funds after October 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. The Funds did not have capital losses to carry forward prior to the Act.

m)  Reclassification of capital accounts — As a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus GAAP, a reclassification has been made on the Statements of Assets and Liabilities to increase (decrease) undistributed net investment income, undistributed net realized gains on investments and capital surplus for the Funds as follows:

	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL SURPLUS
First Eagle Global Fund	$(8,250,349)	$101,304,867	$(93,054,518)
First Eagle Overseas Fund	2,518,297	30,367,251	(32,885,548)
First Eagle U.S. Value Fund	(3,488,710)	3,514,188	(25,478)
First Eagle Gold Fund	11,353,216	194,292,597	(205,645,813)
First Eagle Global Income Builder Fund	10,131	(10,131)	—
First Eagle High Yield Fund	(378,592)	378,558	34
First Eagle Fund of America	(235,795)	235,795	—

The primary permanent differences causing such reclassification include the tax treatment of currency gains and losses, dividend redesignations, distributions paid in connection with the redemption of Fund shares, investments in passive foreign investment companies, distributions from real estate investment trusts and investments in partnerships.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Notes to Financial Statements

n)  Distributions to shareholders — Distributions to shareholders during the fiscal year ended October 31, 2013 , which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

	ORDINARY INCOME		LONG TERM CAPITAL GAINS
	2013	2012	2013	2012
First Eagle Global Fund	$533,305,518	$316,943,267	$999,561,706	$411,966,907
First Eagle Overseas Fund	191,296,768	180,304,745	406,899,055	292,226,209
First Eagle U.S. Value Fund	38,337,400	20,650,956	49,669,543	48,194,132
First Eagle Gold Fund	8,878,452	38,713,082	—	93,877,822
First Eagle Global Income Builder Fund	11,512,844	676,255	—	—
First Eagle High Yield Fund	49,852,832	15,267,844	—	—
First Eagle Fund of America	451,930	23,575,876	—	77,034,348

o)  Class Accounting — Investment income, common expenses and realized/unrealized gain or loss on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

p)  Use of estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

q)  Redemption Fee — A redemption fee of 2% will be applied to the First Eagle Global Fund, First Eagle Overseas Fund and First Eagle Gold Fund for the sale or exchange within 60 days of the purchase of such shares. Effective March 1, 2013, the First Eagle Global Fund and First Eagle Overseas Fund no longer charge redemption fees.

r)  Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

(continued)

Note 2 — Investment Advisory, Custody and Administration Agreements; Transactions with Related Persons

For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Funds and the Adviser (the "Advisory Agreement") an annual advisory fee as follows:

FUND	MANAGEMENT FEE (% OF AVERAGE DAILY NET ASSETS)
First Eagle Global Fund	0.75%
First Eagle Overseas Fund	0.75
First Eagle U.S. Value Fund	0.75
First Eagle Gold Fund	0.75
First Eagle Global Income Builder Fund	0.75
First Eagle High Yield Fund	0.70
First Eagle Fund of America	1.00	*

*Prior to March 1, 2013, the Adviser received from Fund of America an advisory fee at a rate of 1.00%.

Effective March 1, 2013, the Adviser receives from First Eagle Fund of America an annual advisory fee at the rate of 1.00% of the first $1.5 billion of the average daily net assets, 0.95% of the next $1 billion of the average daily net assets; 0.90% on the next $2.5 billion of the average daily net assets and 0.85% in excess of $5 billion of the average daily net assets.

Pursuant to a subadvisory agreement, dated December 10, 2002 (agreement was amended and restated most recently in September 2009) ("Subadvisory Agreement") Iridian Asset Management LLC ("Iridian" or "Sub-Adviser") manages the investments of the First Eagle Fund of America. The fees paid to Iridian by the Adviser under the Subadvisory Agreement are based on a reference amount equal to 50% of the combined (i) fees received by the Adviser for advisory services on behalf of the Fund and (ii) the fees received by the Fund's distributor for its shareholder liaison services on behalf of the Fund. These amounts are reduced by certain direct marketing costs borne by the Adviser in connection with the Fund and are further reduced by the amount paid by the Adviser for certain administrative expenses incurred in providing services to the Fund.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses, for the First Eagle High Yield Fund and First Eagle Global Income Builder Fund, so that the total annual operating expenses (excluding

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Notes to Financial Statements

certain items) of the First Eagle High Yield Fund's Class A, Class C and Class I shares do not exceed 1.25%, 2.00% and 0.80%, respectively, and the First Eagle Global Income Builder Fund's Class A, Class C and Class I shares do not exceed 1.30%, 2.05%, and 1.05%, respectively, through December 31, 2013.

The Adviser may seek reimbursement for fees waived and other expenses paid by the Adviser pursuant to the Fee Waiver and Expense Reimbursement Agreement ("Agreement"). A repayment should be payable only to the extent it can be made during the thirty-six months following the applicable period during which the Adviser waived fees or reimbursed operating expenses under the Agreement. As of October 31, 2013, the Adviser may seek reimbursement of previously waived and reimbursed fees as follows:

First Eagle Global Income Builder Fund

EXPIRATION	AMOUNT
October 31, 2015	$305,915
October 31, 2016	128,284

First Eagle High Yield Fund

EXPIRATION	AMOUNT
March, 31 2014	$38,000
March, 31 2015	72,599
October 31, 2015	324,266
October 31, 2016	251,070

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Funds, and in accordance with its agreement with them, the Funds reimburse the Adviser for costs (including personnel, related overhead and other costs) related to those services. First Eagle Global Income Builder Fund pays the Adviser a monthly administration fee that is accrued daily at an annual rate of 0.05% of the Fund's average daily net assets.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

(continued)

For the year ended October 31, 2013, the Funds reimbursed and had payable to the Adviser amounts shown below:

FUND	REIMBURSED TO ADVISER	PAYABLE TO ADVISER
First Eagle Global Fund	$3,857,636	$352,876
First Eagle Overseas Fund	1,219,043	106,238
First Eagle U.S. Value Fund	303,393	28,185
First Eagle Gold Fund	212,487	62,295
First Eagle Global Income Builder Fund	135,531	20,236
First Eagle High Yield Fund	78,323	4,328
First Eagle Fund of America	190,578	12,492

The Funds have entered into Custody Agreements with State Street Bank and Trust Company ("SSB"). The Custody Agreements provide for an annual fee based on the amount of assets under custody plus transaction charges. SSB serves as custodian of the Funds' portfolio securities and other assets. SSB has directly entered into sub-custodial agreements to maintain the custody of gold bullion in the Funds. Under the terms of the Custody Agreement between the Funds and SSB, SSB maintains and deposits in separate accounts, cash, securities and other assets of the Funds. SSB is also required, upon the order of the Funds, to deliver securities held by SSB and the sub-custodian, and to make payments for securities purchased by the Funds. SSB has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

The Funds have also entered into an Administration Agreement with SSB, pursuant to which SSB provides certain financial reporting and other administrative services. SSB, as the Funds' Administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Funds' custodian.

FEF Distributors, LLC, a wholly owned subsidiary of the Adviser, serves as the Funds' principal underwriter. For the year ended October 31, 2013, FEF Distributors, LLC realized $2,410,563, $248,064, $224,063, $198,739, $167,411, $180,162 and $215,867, pertaining to the sales of shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America, respectively.

The Trust adopted a Trustee Deferred Compensation Plan, which allows the Independent Trustees to defer the receipt of all or a portion of compensation

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Notes to Financial Statements

related to performance of their duties as a Trustee. The deferred fees are invested in various First Eagle Funds until distribution in accordance with the Trustee Deferred Compensation Plan. As of October 31, 2013, balances to the Plan are recorded on the Statements of Assets and Liabilities.

For the year ended October 31, 2013, the Sub-Adviser reimbursed First Eagle Fund of America $17,468 for losses incurred in connection with trading errors.

Note 3 — Plans of Distribution

Under the terms of the Distribution Plans and Agreements ("the Plans") with FEF Distributors, LLC ("the Distributor"), pursuant to the provisions of Rule 12b-1 under the 1940 Act, the First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund and First Eagle High Yield Fund pay the Distributor monthly, a distribution fee with respect to Class A and Class C shares at an annual rate of up to 0.25% and 0.75%, respectively, of each Fund's average daily net assets. In the case of First Eagle Fund of America, it pays the Distributor monthly, a distribution fee with respect to Class A, Class C and Class Y shares at an annual rate of up to 0.25%, 0.75% and 0.25%, respectively of the average daily net assets. Under the Plans, the Distributor is obligated to use the amounts received under the Plans for payments to qualifying dealers for their assistance in the distribution of a Fund's shares and the provision of shareholder services and for other expenses such as advertising costs and the payment for the printing and distribution of prospectuses to prospective investors.

The Distributor bears distribution costs of a Fund to the extent they exceed payments received under the Plan. For the year ended October 31, 2013, the distribution fees incurred by the Funds are disclosed in the Statements of Operations.

The Distributor receives an annual service fee with respect to Class C at the annual rate of 0.25% of each Fund's average daily net assets, payable monthly to cover expenses incurred by the Distributor for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions. For the year ended October 31, 2013, the services fees incurred by the Funds are disclosed in the Statements of Operations.

Note 4 — Purchases and Sales of Securities

During the year ended October 31, 2013, the cost of purchases of investments, excluding U.S. Government and short-term securities, totaled $4,887,939,399, $1,976,758,417, $449,377,582, $310,485,715, $373,318,696, $737,749,450 and $996,977,487 for First Eagle Global Fund, First Eagle Overseas Fund,

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

(continued)

First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America, respectively. Proceeds from sales of investments, excluding U.S. Government securities and short-term securities, totaled $3,758,360,114, $1,223,750,432, $457,941,491, $418,170,550, $31,350,888, $391,437,277 and $645,973,984 for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America, respectively.

There were no purchases or sales of U.S. Government securities, excluding short-term securities, for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America.

Note 5 — Line of Credit

At a meeting on September 11, 2013, the Board of Trustees approved continuing a $300 million committed, unsecured line of credit ("Credit Facility") with State Street Bank and Trust Company for the Funds, to be utilized for temporarily financing the purchase or sale of securities for prompt delivery in the ordinary course of business or for temporarily financing the redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Under the Credit Facility arrangement, each Fund has agreed to pay an annual commitment fee on the unused balance, allocated pro rata, based on the relative asset size of the Funds. A portion of the commitment fees related to the line of credit are paid by the Funds and are included in other expenses in the Statements of Operations. During the year ended October 31, 2013, the Funds had borrowings under the agreement as follows:

FUND	AVERAGE DAILY LOAN BALANCE	NUMBER OF DAYS OUTSTANDING	INTEREST EXPENSE	WEIGHTED AVERAGE ANNUALIZED INTEREST RATE
First Eagle Global Fund	$9,277,221	1	$366	1.42%
First Eagle High Yield Fund	1,972,286	1	76	1.39
First Eagle Global Income Builder	674,629	1	26	1.37

As of October 31, 2013 there were no outstanding borrowings from the credit facility.

Note 6 — Capital Stock

At October 31, 2013, the Funds have an unlimited number of shares authorized for issuance. The Funds have the ability to issue multiple classes of shares.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Notes to Financial Statements

Transactions in shares of capital stock were as follows:

	YEAR ENDED OCTOBER 31, 2013
	FIRST EAGLE GLOBAL FUND
	CLASS A	CLASS C	CLASS I
Shares sold	68,379,393	40,520,480	100,315,070
Shares issued for reinvested dividends and distributions	12,310,757	5,240,753	7,790,628
Shares redeemed	(56,709,392)	(26,235,228)	(51,949,001)
Net increase (decrease)	23,980,758	19,526,005	56,156,697
	YEAR ENDED OCTOBER 31, 2012
	FIRST EAGLE GLOBAL FUND
	CLASS A	CLASS C	CLASS I
Shares sold	62,388,629	35,230,795	83,665,600
Shares issued for reinvested dividends and distributions	6,801,942	2,393,384	3,768,498
Shares redeemed	(53,467,391)	(26,699,689)	(40,856,280)
Net increase (decrease)	15,723,180	10,924,490	46,577,818
	YEAR ENDED OCTOBER 31, 2013
	FIRST EAGLE GOLD FUND
	CLASS A	CLASS C	CLASS I
Shares sold	18,267,740	4,405,851	19,790,909
Shares issued for reinvested dividends and distributions	131,202	42	77,683
Shares redeemed	(24,960,048)	(8,128,432)	(21,197,330)
Net increase (decrease)	(6,561,106)	(3,722,539)	(1,328,738)
	YEAR ENDED OCTOBER 31, 2012
	FIRST EAGLE GOLD FUND
	CLASS A	CLASS C	CLASS I
Shares sold	16,136,242	4,442,711	19,622,203
Shares issued for reinvested dividends and distributions	1,926,165	553,133	592,601
Shares redeemed	(20,754,725)	(4,756,926)	(18,630,497)
Net increase (decrease)	(2,692,318)	238,918	1,584,307

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

(continued)

	YEAR ENDED OCTOBER 31, 2013
	FIRST EAGLE OVERSEAS FUND			FIRST EAGLE U.S. VALUE FUND
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Shares sold	57,521,589	7,771,516	110,626,219	17,823,128	6,973,806	19,342,095
Shares issued for reinvested dividends and distributions	11,078,284	1,679,612	10,459,996	2,102,240	661,755	1,255,220
Shares redeemed	(55,928,966)	(7,682,599)	(56,114,422)	(24,859,469)	(6,329,187)	(18,731,430)
Net increase (decrease)	12,670,907	1,768,529	64,971,793	(4,934,101)	1,306,374	1,865,885
	YEAR ENDED OCTOBER 31, 2012
	FIRST EAGLE OVERSEAS FUND			FIRST EAGLE U.S. VALUE FUND
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Shares sold	55,443,712	6,338,133	93,794,727	34,764,626	14,439,563	28,860,840
Shares issued for reinvested dividends and distributions	10,323,759	1,491,162	7,558,176	1,938,704	561,949	995,161
Shares redeemed	(61,897,888)	(9,731,745)	(52,137,111)	(15,159,004)	(4,115,236)	(10,193,717)
Net increase (decrease)	3,869,583	(1,902,450)	49,215,792	21,544,326	10,886,276	19,662,284
	YEAR ENDED OCTOBER 31, 2013
	FIRST EAGLE GLOBAL INCOME BUILDER FUND			FIRST EAGLE HIGH YIELD FUND
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Shares sold	18,700,256	11,383,991	9,365,010	23,301,354	7,555,566	29,103,039
Shares issued for reinvested dividends and distributions	355,012	162,461	154,687	1,492,705	532,373	1,610,518
Shares redeemed	(2,706,050)	(911,431)	(1,720,553)	(12,609,883)	(3,765,254)	(11,112,652)
Net increase (decrease)	16,349,218	10,635,021	7,799,144	12,184,176	4,322,685	19,600,905
	YEAR ENDED OCTOBER 31, 2012
	FIRST EAGLE GLOBAL INCOME BUILDER FUND*			FIRST EAGLE HIGH YIELD FUND**
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Shares sold	4,289,987	2,549,996	3,695,841	17,342,363	8,932,758	19,594,646
Shares issued for reinvested dividends and distributions	16,856	8,099	19,628	458,671	149,881	611,736
Shares redeemed	(98,960)	(54,607)	(24,647)	(1,973,303)	(535,928)	(1,046,409)
Net increase (decrease)	4,207,883	2,503,488	3,690,822	15,827,731	8,546,711	19,159,973

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Notes to Financial Statements

	YEAR ENDED MARCH 31, 2012
	FIRST EAGLE HIGH YIELD FUND
	CLASS A	CLASS C	CLASS I
Shares sold	6,568,153	2,846,517	11,573,817
Shares issued for reinvested dividends and distributions	25,393	9,640	222,218
Shares redeemed	(395,841)	(15,606)	(1,108,713)
Net increase (decrease)	6,197,705	2,840,551	10,687,322

	YEAR ENDED OCTOBER 31, 2012
	FIRST EAGLE FUND OF AMERICA
	CLASS A	CLASS C	CLASS Y
Shares sold	7,799,688	2,865,457	1,801,446
Shares issued for reinvested dividends and distributions	1,591,289	631,712	1,733,825
Shares redeemed	(5,418,574)	(1,755,620)	(4,156,267)
Net increase (decrease)	3,972,403	1,741,549	(620,996)

  *  Represents the period May 1, 2012 to October 31, 2012.

  **  Represents the period April 1, 2012 to October 31, 2012.

  ***  Represents the period March 8, 2013 to October 31, 2013.

Transactions in dollars of capital stock were as follows:

	YEAR ENDED OCTOBER 31, 2013
	FIRST EAGLE GLOBAL FUND
	CLASS A	CLASS C	CLASS I
Shares sold	$3,497,016,996	$2,031,735,222	$5,155,682,552
Shares issued for reinvested dividends and distributions	590,423,655	247,259,012	374,962,942
Shares redeemed	(2,893,674,604)	(1,312,491,400)	(2,671,165,519)
Net increase (decrease)	$1,193,766,047	$966,502,834	$2,859,479,975
	YEAR ENDED OCTOBER 31, 2012
	FIRST EAGLE GLOBAL FUND
	CLASS A	CLASS C	CLASS I
Shares sold	$2,956,278,063	$1,637,915,493	$3,981,891,238
Shares issued for reinvested dividends and distributions	302,618,460	104,854,140	168,225,738
Shares redeemed	(2,527,517,394)	(1,243,056,770)	(1,942,066,934)
Net increase (decrease)	$731,379,129	$499,712,863	$2,208,050,042

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

(continued)

	YEAR ENDED OCTOBER 31, 2013
	FIRST EAGLE FUND OF AMERICA
	CLASS A	CLASS C	CLASS I***	CLASS Y
Shares sold	13,566,134	6,229,657	14,822,594	2,095,673
Shares issued for reinvested dividends and distributions	7,690	40	7	6,187
Shares redeemed	(9,781,426)	(1,562,584)	(971,639)	(12,212,254)
Net increase (decrease)	3,792,398	4,667,113	13,850,962	(10,110,394)

	YEAR ENDED OCTOBER 31, 2013
	FIRST EAGLE OVERSEAS FUND
	CLASS A	CLASS C	CLASS I
Shares sold	$1,313,800,443	$172,795,866	$2,562,741,314
Shares issued for reinvested dividends and distributions	239,955,685	35,490,217	230,119,915
Shares redeemed	(1,277,148,265)	(170,362,139)	(1,306,725,008)
Net increase (decrease)	$276,607,863	$37,923,944	$1,486,136,221
	YEAR ENDED OCTOBER 31, 2012
	FIRST EAGLE OVERSEAS FUND
	CLASS A	CLASS C	CLASS I
Shares sold	$1,189,229,650	$131,960,536	$2,044,840,175
Shares issued for reinvested dividends and distributions	209,262,697	29,554,809	155,396,107
Shares redeemed	(1,322,271,401)	(202,837,114)	(1,125,783,011)
Net increase (decrease)	$76,220,946	$(41,321,769)	$1,074,453,271

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Notes to Financial Statements

	YEAR ENDED OCTOBER 31, 2013
	FIRST EAGLE U.S. VALUE FUND
	CLASS A	CLASS C	CLASS I
Shares sold	$336,640,485	$129,653,115	$368,439,929
Shares issued for reinvested dividends and distributions	37,377,968	11,673,473	22,568,874
Shares redeemed	(471,429,277)	(118,785,130)	(360,521,201)
Net increase (decrease)	$(97,410,824)	$22,541,458	$30,487,602
	YEAR ENDED OCTOBER 31, 2012
	FIRST EAGLE U.S. VALUE FUND
	CLASS A	CLASS C	CLASS I
Shares sold	$604,973,317	$248,353,887	$507,992,659
Shares issued for reinvested dividends and distributions	31,581,497	9,092,330	16,390,304
Shares redeemed	(266,732,905)	(71,576,152)	(180,767,869)
Net increase (decrease)	$369,821,909	$185,870,065	$343,615,094

	YEAR ENDED OCTOBER 31, 2013
	FIRST EAGLE HIGH YIELD FUND
	CLASS A	CLASS C	CLASS I
Shares sold	$235,164,140	$76,205,397	$293,516,038
Shares issued for reinvested dividends and distributions	15,056,272	5,363,858	16,244,598
Shares redeemed	(126,959,400)	(37,898,182)	(112,078,026)
Net increase (decrease)	$123,261,012	$43,671,073	$197,682,610

	YEAR ENDED OCTOBER 31, 2012			YEAR ENDED MARCH 31, 2012
	FIRST EAGLE HIGH YIELD FUND**			FIRST EAGLE HIGH YIELD FUND
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Shares sold	$169,517,068	$87,418,098	$191,197,349	$63,546,710	$27,547,011	$111,401,833
Shares issued for reinvested dividends and distributions	4,510,338	1,472,774	6,013,646	247,405	93,837	2,139,752
Shares redeemed	(19,213,078)	(5,270,289)	(10,244,667)	(3,817,412)	(151,895)	(10,598,096)
Net increase (decrease)	$154,814,328	$83,620,583	$186,966,328	$59,976,703	$27,488,953	$102,943,489

  *  Represents the period May 1, 2012 to October 31, 2012.

  **  Represents the period April 1, 2012 to October 31, 2012.

  ***  Represents the period March 8, 2013 to October 31, 2013.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

(continued)

	YEAR ENDED OCTOBER 31, 2013
	FIRST EAGLE GOLD FUND			FIRST EAGLE GLOBAL INCOME BUILDER FUND
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Shares sold	$388,461,140	$93,817,364	$425,138,499	$200,840,624	$121,640,893	$100,665,323
Shares issued for reinvested dividends and distributions	3,597,270	677	2,152,604	3,796,441	1,730,539	1,645,329
Shares redeemed	(511,378,497)	(159,616,525)	(444,450,557)	(29,227,048)	(9,817,681)	(18,539,751)
Net increase (decrease)	$(119,320,087)	$(65,798,484)	$(17,159,454)	$175,410,017	$113,553,751	$83,770,901
	YEAR ENDED OCTOBER 31, 2012
	FIRST EAGLE GOLD FUND			FIRST EAGLE GLOBAL INCOME BUILDER FUND*
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Shares sold	$471,675,630	$126,090,905	$564,245,924	$43,500,772	$25,874,606	$37,031,937
Shares issued for reinvested dividends and distributions	58,150,919	16,234,432	18,086,195	173,094	83,136	197,719
Shares redeemed	(592,856,546)	(131,067,219)	(532,748,007)	(1,010,534)	(560,866)	(247,612)
Net increase (decrease)	$(63,029,997)	$11,258,118	$49,584,112	$42,663,332	$25,396,876	$36,982,044

	YEAR ENDED OCTOBER 31, 2013
	FIRST EAGLE FUND OF AMERICA
	CLASS A	CLASS C	CLASS I***	CLASS Y
Shares sold	$417,540,709	$168,315,024	$480,472,160	$65,179,337
Shares issued for reinvested dividends and distributions	213,728	1,145	219	174,597
Shares redeemed	(303,665,533)	(41,563,487)	(32,328,624)	(390,594,676)
Net increase (decrease)	$114,088,904	$126,752,682	$448,143,755	$(325,240,742)

	YEAR ENDED OCTOBER 31, 2012
	FIRST EAGLE FUND OF AMERICA
	CLASS A	CLASS C	CLASS Y
Shares sold	$198,358,338	$63,407,921	$46,475,429
Shares issued for reinvested dividends and distributions	36,154,075	12,533,184	40,138,059
Shares redeemed	(136,684,626)	(38,844,456)	(107,471,098)
Net increase (decrease)	$97,827,787	$37,096,649	$(20,857,610)

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Notes to Financial Statements

At October 31, 2013, ASB Holdings owned more than 5% of the First Eagle Global Income Builder Fund Class I shares.

Note 7 — Indemnification and Investment Risk

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote. The Funds may have elements of risk not typically associated with investments in the United States of America due to their investments in foreign countries or regions. Such foreign investments may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

The First Eagle High Yield Fund invests in high yield securities which may be subject to greater levels of interest rate, credit and liquidity risk than investment grade securities. These high yield securities may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments and may be subject to significant price fluctuations.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Funds enter into derivatives which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment as reflected in the Statements of Assets and Liabilities.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

(continued)

Note 8 — Redemption In-Kind Transactions

The redemption in-kind policy for all of the Funds reserves the right of the Funds to pay redemptions in-kind (i.e., payments in the form of marketable securities or, as needed, other traded assets, rather than cash) if the redemption request is large enough to affect a Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). When receiving assets distributed in-kind, the recipient will bear applicable commissions or other costs on their sale. There were no redemptions in-kind as of October 31, 2013.

Note 9 — Accounting Pronouncement

In December 2011, FASB issued ASU No. 2011-11, "Disclosures about Offsetting Assets and Liabilities". ASU No. 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards ("IFRS"). The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU No. 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the impact of ASU No. 2011-11 on the financial statements and disclosures.

Note 10 — Subsequent Events

In accordance with the provision surrounding Subsequent Events adopted by the Funds, management has evaluated the possibility of subsequent events existing in the Funds' financial statements. Management has determined that there are no material events that would require disclosures in the Funds' financial statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of First Eagle Funds and the Shareholders of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund, and First Eagle Fund of America:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of First Eagle Global Fund (including its consolidated wholly owned subsidiary), First Eagle Overseas Fund (including its consolidated wholly owned subsidiary), First Eagle U.S. Value Fund (including its consolidated wholly owned subsidiary), First Eagle Gold Fund (including its consolidated wholly owned subsidiary), First Eagle Global Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America (collectively hereafter referred to as the "Funds") at October 31, 2013, the results of each of their operations for the period then ended, and the changes in each of their net assets and financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 30, 2013

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Fund Expenses (unaudited)

Example

As a shareholder of the First Eagle Funds, you may incur two types of costs: (1) transaction costs including front-end and contingent deferred sales charges (loads), and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on May 1, 2013 and held for the six-months ended October 31, 2013.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Fund Expenses (unaudited)

Based on Actual Total Return1

	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
First Eagle Global Fund Consolidated
Class A	5.64%	$1,000.00	$1,056.40	1.12%	$5.81
Class C	5.26	1,000.00	1,052.60	1.87	9.67
Class I	5.76	1,000.00	1,057.60	0.87	4.51
First Eagle Overseas Fund Consolidated
Class A	4.27	1,000.00	1,042.70	1.15	5.92
Class C	3.87	1,000.00	1,038.70	1.90	9.76
Class I	4.46	1,000.00	1,044.60	0.90	4.64
First Eagle U.S. Value Fund Consolidated
Class A	6.52	1,000.00	1,065.20	1.14	5.93
Class C	6.17	1,000.00	1,061.70	1.89	9.82
Class I	6.70	1,000.00	1,067.00	0.89	4.64
First Eagle Gold Fund Consolidated
Class A	-13.68	1,000.00	863.20	1.30	6.11
Class C	-14.02	1,000.00	859.80	2.05	9.61
Class I	-13.58	1,000.00	864.20	1.05	4.93
First Eagle Global Income Builder Fund
Class A4	5.23	1,000.00	1,052.30	1.30	6.72
Class C4	4.84	1,000.00	1,048.40	2.05	10.58
Class I4	5.37	1,000.00	1,053.70	1.05	5.44
First Eagle High Yield Fund
Class A4	1.55	1,000.00	1,015.50	1.08	5.49
Class C4	1.16	1,000.00	1,011.60	1.83	9.28
Class I4	1.69	1,000.00	1,016.90	0.80	4.07
First Eagle Fund of America
Class A	12.27	1,000.00	1,122.70	1.43	7.65
Class C	11.84	1,000.00	1,118.40	2.18	11.64
Class I	12.39	1,000.00	1,123.90	1.19	6.37
Class Y	12.27	1,000.00	1,122.70	1.42	7.60

  1  For the six-months ended October 31, 2013.

  2  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge, exchange fees or redemption fees. Had the effect of sales charges been reflected, expenses would have been higher and returns lower. Total return is not annualized, as it may not be representative of the total return for the year.

  3  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

  4  Expense and performance figures reflect certain fee waivers and/or expense limitations without which returns and expenses may have been lower or higher, respectively.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

  (continued)

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the First Eagle Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This Example is based on an investment of $1,000 invested on May 1, 2013 and held for the six-months ended October 31, 2013.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Fund Expenses (unaudited)  (continued)

Based on Hypothetical Total Return1

	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
First Eagle Global Fund Consolidated
Class A	5.00%	$1,000.00	$1,019.56	1.12%	$5.70
Class C	5.00	1,000.00	1,015.78	1.87	9.50
Class I	5.00	1,000.00	1,020.82	0.87	4.43
First Eagle Overseas Fund Consolidated
Class A	5.00	1,000.00	1,019.41	1.15	5.85
Class C	5.00	1,000.00	1,015.63	1.90	9.65
Class I	5.00	1,000.00	1,020.67	0.90	4.58
First Eagle U.S. Value Fund Consolidated
Class A	5.00	1,000.00	1,019.46	1.14	5.80
Class C	5.00	1,000.00	1,015.68	1.89	9.60
Class I	5.00	1,000.00	1,020.72	0.89	4.53
First Eagle Gold Fund Consolidated
Class A	5.00	1,000.00	1,018.65	1.30	6.61
Class C	5.00	1,000.00	1,014.87	2.05	10.41
Class I	5.00	1,000.00	1,019.91	1.05	5.35
First Eagle Global Income Builder Fund
Class A	5.00	1,000.00	1,018.65	1.30	6.61
Class C	5.00	1,000.00	1,014.87	2.05	10.41
Class I	5.00	1,000.00	1,019.91	1.05	5.35
First Eagle High Yield Fund
Class A	5.00	1,000.00	1,019.76	1.08	5.50
Class C	5.00	1,000.00	1,015.98	1.83	9.30
Class I	5.00	1,000.00	1,021.17	0.80	4.08
First Eagle Fund of America
Class A	5.00	1,000.00	1,018.00	1.43	7.27
Class C	5.00	1,000.00	1,014.22	2.18	11.07
Class I	5.00	1,000.00	1,019.21	1.19	6.06
Class Y	5.00	1,000.00	1,018.05	1.42	7.22

  1  For the six-months ended October 31, 2013.

  2  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

General Information

Quarterly Form N-Q portfolio schedule

The First Eagle Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1.800.SEC.0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent twelve-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Tax Information  Fiscal Year Ended October 31, 2013 (unaudited)

Each Fund designates the following amounts (or the maximum amount allowable) distributed during the fiscal year ended October 31, 2013, if any, as capital gain dividends, dividends eligible for the corporate dividends received deduction and/or qualified dividend income:

	% OF QUALIFYING	% OF DIVIDENDS ELIGIBLE FOR THE DIVIDENDS RECEIVED	LONG-TERM CAPITAL GAINS
	DIVIDEND INCOME	DEDUCTION	15%	28%
First Eagle Global Fund	99.24%	47.06%	$894,222,636	$153,271,543
First Eagle Overseas Fund*	74.59	0.38	362,380,479	62,723,486
First Eagle U.S. Value	100.00	96.89	47,575,051	9,500,074
First Eagle Gold Fund	—	—	—	—
First Eagle Global Income Builder	47.20	13.89	—	—
First Eagle High Yield	—	—	—	—
First Eagle Fund of America	100.00	100.00	—	—

  *  First Eagle Overseas Fund paid foreign taxes of $24,296,283, and recognized foreign source income of $188,597,217. Pursuant to Section 853 of the Internal Revenue Code, the First Eagle Overseas Fund designates such amounts (or the maximum amount allowable) as having been paid in connection with dividends distributed from investment company taxable income during the fiscal year ended October 31, 2013.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Privacy Notice

The Trust is committed to protecting your privacy. We are providing you with this privacy notice to inform you of how we handle your personal information that we collect and may disclose to our affiliates. If the Trust changes its information practices, we will provide you with notice of any material changes. This privacy policy supersedes any of our previous policies relating to the information you disclose to us.

Why this Privacy Policy Applies to You

You obtained a financial product or service from or through us for personal, family or household purposes when you opened a shareholder account with the Trust, and are therefore covered by this privacy policy.

What We do to Protect Your Personal Information

We protect personal information provided to us by our individual shareholders according to strict standards of security and confidentiality. These standards apply to both our physical facilities and any online services we may provide. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard consumer information. We permit only authorized individuals, who are trained in the proper handling of individual shareholder information and need to access this information to do their job, to have access to this information.

Personal Information that We Collect and May Disclose

As part of providing you with the Trust's products and services, we may obtain nonpublic personal information about you from the following sources:

•  Information we receive from you on subscription applications or other forms, such as your name, address, telephone number, Social Security number, occupation, assets and income;

•  Information about your transactions with us, our affiliates, or unaffiliated third parties, such as your account balances, payment history and account activity; and

•  Information from public records we may access in the ordinary course of business.

Categories of Affiliates to Whom We May Disclose Personal Information

We may share personal information about you with affiliates. Our affiliates do business under names that include Arnhold and S. Bleichroeder Holdings, Inc., First Eagle Investment Management, LLC, FEF Distributors, LLC, and ASB Advisers.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Privacy Notice  (continued)

You May Limit Marketing Solicitations by Choosing to Opt Out

We offer you the right to opt out from many types of marketing by our affiliates based on your personal information that we collect and share in accordance with this privacy policy. To limit those marketing solicitations, you may call 800.334.2143 indicating your desire not to receive marketing from our affiliates. Should you choose to opt out, your choice will remain in our records until you notify us otherwise, although we may choose to contact you in the future to modify your preference.

When We May Disclose Your Personal Information to Unaffiliated Third Parties

We will only share your personal information collected, as described above, with unaffiliated third parties:

•  At your request;

•  When you authorize us to process or service a transaction or product (unaffiliated third parties in this instance may include service providers such as the Trust's distributors, registrar and transfer agent for shareholder transactions, and other parties providing individual shareholder servicing, accounting and recordkeeping services);

•  With companies that perform sales and marketing services on our behalf with whom we have agreements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them; or

•  When required by law to disclose such information to appropriate authorities.

We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

What We do with Personal Information about Our Former Customers

If you decide to discontinue doing business with us, the Trust will continue to adhere to this privacy policy with respect to the information we have in our possession about you and your account following the termination of our shareholder relationship.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Additional Information (unaudited)

Management of the Trust

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Funds and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust's Board of Trustees are not "interested persons" as that term is defined in the Investment Company Act.

Independent Trustees(1)

Lisa Anderson | Trustee | December 2005 to present

1345 Avenue of the Americas | New York, New York | 10105
(born October 1950)

Principal Occupation(s) During Past 5 Years: President, American University of Cairo; Provost, American University in Cairo; James T. Shotwell Professor of International Relations and Dean, School of International and Public Affairs, Columbia University

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Chair, Social Science Research Council; Member, Carnegie Council on Ethics and International Affairs; Member Emerita, Human Rights Watch; Trustee, First Eagle Variable Funds (1 portfolio)

  (1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Additional Information (unaudited)

Independent Trustees(1)

Candace K. Beinecke(2) | Trustee (Chair) | December 1999 to present

One Battery Park Plaza | New York, New York | 10004
(born December 1946)

Principal Occupation(s) During Past 5 Years: Chair, Hughes Hubbard & Reed LLP

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Director, ALSTOM; Trustee, Vornado Realty Trust; Director, Rockefeller Financial Services, Inc. and Rockefeller & Company, Inc.; Trustee, Metropolitan Museum of Art; Trustee, The Wallace Foundation; Director and Vice Chair, Partnership for New York City; Board of Advisors, Yale Law School Center for the Study of Corporate Law; Trustee, First Eagle Variable Funds (Chair) (1 portfolio)

Jean D. Hamilton | Trustee | March 2003 to present

1345 Avenue of the Americas | New York, New York | 10105
(born January 1947)

Principal Occupation(s) During Past 5 Years: Private Investor/ Independent Consultant/Member, Brock Capital Group LLC; prior to November 2002, Chief Executive Officer, Prudential Institutional; Executive Vice President, Prudential Financial, Inc.

Number of Portfolios in the Fund Complex Overseen by Trustee: 7

Other Directorships/Trusteeships Held by Trustee: Director, RenaissanceRe Holdings Ltd; Director, Four Nations; Trustee, First Eagle Variable Funds (1 portfolio)

  (1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

  (2)  Ms. Beinecke also served as a trustee of a predecessor fund to Fund of America since 1996.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

(continued)

Independent Trustees(1)

James E. Jordan | Trustee | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born April 1944)

Principal Occupation(s) During Past 5 Years: Private Investor and Independent Consultant; prior to July 2005, Managing Director, First Eagle Investment Management, LLC and Director, FEF Distributors, LLC and Director, ASB Advisers UK, Limited; prior to July 2002, private investor and consultant to The Jordan Company (private investment banking firm) since June 1997

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Director, JZ Capital Partners, Plc. (Guernsey investment trust company); Trustee, World Monuments Fund; Chairman's Council, Conservation International; Director, Alpha Andromeda Investment Trust Co., S.A.;Trustee, First Eagle Variable Funds (1 portfolio)

William M. Kelly(3) | Trustee | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born February 1944)

Principal Occupation(s) During Past 5 Years: Private Investor, prior to January 2010 President, Lingold Associates

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Treasurer and Trustee, Black Rock Forest Preservation and Consortium; Trustee, St. Anselm College; Director, Sergi S. Zlinkoff Fund for Medical Research and Education; Trustee, First Eagle Variable Funds (1 portfolio)

  (1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

  (3)  Mr. Kelly also served as a trustee of a predecessor fund to Fund of America since 1998.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Additional Information (unaudited)

Independent Trustees(1)

Paul J. Lawler | Trustee | March 2002 to present

1345 Avenue of the Americas | New York, New York | 10105
(born May 1948)

Principal Occupation(s) During Past 5 Years: Private Investor, prior to January 2010 Vice President Investments and Chief Investment Officer, W.K. Kellogg Foundation

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Finance and Investment Committee Member, Battle Creek Community Foundation; Trustee, Blackstone Alternative Asset Fund, Trustee, Ravena Coeymans Historical Society; Trustee, Coeymans Heritage Society; Director, Council of Michigan Foundations; Custody Advisory Committee Member, The Bank of New York; Advisory Committee, Common Fund Capital; Advisory Committee, TA Realty Advisors; Trustee, First Eagle Variable Funds (1 portfolio)

Interested Trustees(4)

John P. Arnhold | President and Trustee | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past 5 Years: Co-President, Co-CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; CEO, Chairman, Director, FEF Distributors, LLC; Chairman, CIO and Director, First Eagle Investment Management, LLC; prior to February 2010, CEO, First Eagle Investment Management, LLC; prior to March 2005, President and Director, Natexis Bleichroeder, Inc. and Natexis Bleichroeder, UK

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Director, First Eagle Amundi SICAV; Chairman and Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, Quantum Endowment Fund; Director, WNET.org; Trustee, Trinity Episcopal Schools Corp.; Trustee, Vassar College; Trustee, Jazz at Lincoln Center; Managing Member, New Eagle Management Company, LLC; Director, Aquila International Fund Limited; Director, International Tennis Hall of Fame; Director, Hanseatic Asset Management LBG; Trustee, Sports and Arts in Schools Foundation; President and Trustee, First Eagle Variable Funds (1 portfolio)

  (1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

  (4)  The term of office of each Interested Trustee is indefinite.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

(continued)

Interested Trustees(5) — (continued)

Jean-Marie Eveillard | Trustee | June 2008 to present

1345 Avenue of the Americas | New York, New York | 10105
(born January 1940)

Principal Occupation(s) During Past 5 Years: Senior Adviser to First Eagle Investment Management, LLC since March 2009; Senior Vice President, First Eagle Investment Management, LLC since January 2000; previously, Portfolio Manager of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, and First Eagle Variable Funds (portfolio management tenure: 1979-2004, March 2007-March 2009)

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee, The Frick Collection; Director, Varenne Capital Partners; Trustee, First Eagle Variable Funds (1 portfolio)

Officers(6)

John P. Arnhold | President and Trustee | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past Five (5) Years: See table on preceding page related to Interested Trustees

Robert Bruno | Senior Vice President | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born June 1964)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; President, FEF Distributors, LLC; Senior Vice President, First Eagle Variable Funds

  (5)  The term of office of each Interested Trustee is indefinite.

  (6)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

Additional Information (unaudited)

Officers(6) — (continued)

Joseph T. Malone | Chief Financial Officer | September 2008 to present

1345 Avenue of the Americas | New York, New York | 10105
(born September 1967)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Variable Funds; from September 2008; Chief Financial Officer and Treasurer, Aberdeen Funds from November 2007

Mark D. Goldstein | Chief Compliance Officer | February 2005 to present

1345 Avenue of the Americas | New York, New York | 10105
(born October 1964)

Principal Occupation(s) During Past Five (5) Years: General Counsel, Chief Compliance Officer and Senior Vice President, First Eagle Investment Management, LLC; Secretary, FEF Distributors, LLC; General Counsel and Secretary of Arnhold and S. Bleichroeder Holdings, Inc., and Chief Compliance Officer, First Eagle Variable Funds from February 2005; prior to March 2010, Chief Compliance Officer, Good Hope Advisers, LLC

Suzan J. Afifi | Secretary and Vice President | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born October 1952)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Secretary and Vice President, First Eagle Variable Funds

  (6)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

  (continued)

Officers(6) — (continued)

Philip Santopadre | Treasurer | September 2005 to present

1345 Avenue of the Americas | New York, New York | 10105
(born August 1977)

Principal Occupation(s) During Past Five (5) Years: Vice President, First Eagle Investment Management, LLC; Treasurer, First Eagle Variable Funds

Michael Luzzatto | Vice President | December 2004 to present

1345 Avenue of the Americas | New York, New York | 10105
(born April 1977)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Variable Funds

Meng Lam | Assistant Treasurer | March 2012 to present

1345 Avenue of the Americas | New York, New York | 10105
(born October 1980)

Principal Occupation(s) During Past Five (5) Years: Assistant Vice President, First Eagle Investment Management, LLC from February 2011; Advisory Manager, Ernst & Young LLP from January 2010; Audit Manager, Deloitte & Touche LLP from 2007; Assistant Treasurer, First Eagle Variable Funds

  (6)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

First Eagle Funds

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Jean-Marie Eveillard

Jean D. Hamilton

James E. Jordan

William M. Kelly

Paul J. Lawler

Officers

John P. Arnhold

President

Robert Bruno

Senior Vice President

Joseph T. Malone

Chief Financial Officer

Mark D. Goldstein

Chief Compliance Officer

Suzan J. Afifi

Secretary & Vice President

Philip Santopadre

Treasurer

Michael Luzzatto

Vice President

Meng Lam

Assistant Treasurer

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Shearman & Sterling LLP

599 Lexington Avenue
New York, NY 10022

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue
Kansas City, MO 64105

Shareholder Servicing Agent

DST Systems, Inc.

330 West 9th Street
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Funds.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2013

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1345 Avenue of the Americas | New York, NY | 10105

800.334.2143 | firsteaglefunds.com

Item 2.                                 Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.  Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.                                 Audit Committee Financial Expert.

The Board of Trustees of the registrant has designated Paul J. Lawler, William M. Kelly and Jean Hamilton as Audit Committee Financial Experts.  Mr. Lawler, Mr. Kelly and Ms. Hamilton are considered by the Board to be independent trustees.

Item 4.                                 Principal Accountant Fees and Services

(a)         Audit Fees:

For the Fiscal years ended October 31, 2013 and October 31, 2012, the aggregate PricewaterhouseCoopers LLP (PwC) audit fees for professional services rendered to the registrant were approximately $505,582 and $436,350, respectively.  Fees included in the audit fees category are those associated with the annual audits of the financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit Related Fees:

For the fiscal years ended October 31, 2013 and October 31, 2012, the aggregate PwC fees for assurance and related services rendered to the registrant were approximately $18,300 and $17,800, respectively.

(c)          Tax Fees:

In each fiscal year ended October 31, 2013 and October 31, 2012, the aggregate tax fees billed by PwC for professional services rendered to the registrant were approximately $596,616 and $221,360, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to audits. This category comprises fees for tax compliance and preparation of tax returns.

(d)         All Other Fees:

In each of the fiscal years ended October 31, 2013 and October 31, 2012, there were no fees billed by PwC for products and services, other than 4(a)-(c) above, rendered to the registrant.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval by the committee or a designated member thereof.  If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting.  Waiver of pre-approval for audit and non-audit services requiring fees of a de minimis amount is not permitted.

(e)(2) No services included in (b) — (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) According to PwC, for the fiscal year ended October 31, 2013, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributable to work performed by persons who are not full-time, permanent employees of PwC was 0%.

(g) Other than as described in the table above, the aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant (“covered”), its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser (“non-covered”) that provides ongoing services to the registrant was $0 in 2013 and 2012.

(h) Not applicable.

Item 5.                                 Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.                                 Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.                                 Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.                                 Portfolio Managers of Closed-End Investment companies.

Not applicable.

Item 9.                                 Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.                          Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 11.                          Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them  by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.               Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)):  Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Funds

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, President

Date: January 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, Principal Executive Officer

Date: January 8, 2014

By (Signature and Title)*	/s/ Joseph T. Malone

Joseph T. Malone, Principal Financial Officer

Date: January 8, 2014

*                            Print the name and title of each signing officer under his or her signature.